Filed pursuant to Rule 497 under
the Securities Act of 1933, as amended.
File No. 333-136923
PROSPECTUS

5,740,000 Shares

Tortoise Capital Resources Corporation

Common Stock

We are a non-diversified closed-end management investment company focused on the U.S. energy infrastructure sector. We invest primarily in privately-held and micro-cap public energy companies operating in the midstream and downstream segments, and to a lesser extent the upstream segment. Our goal is to provide our stockholders with a high level of total return, with an emphasis on dividends and dividend growth. We invest primarily in the equity securities of companies that we expect to pay us distributions on a current basis and provide us distribution growth. Since our inception, we have made investments totaling $72.2 million in six portfolio companies. We have elected to be regulated as a business development company under the Investment Company Act of 1940.
We are externally managed by Tortoise Capital Advisors, L.L.C., a registered investment advisor specializing in the energy infrastructure sector that had approximately $2.0 billion of assets under management on November 30, 2006, including the assets of three publicly traded closed-end management investment companies.
Our common shares have been approved for listing on the New York Stock Exchange under the symbol “TTO.”
Investing in our common shares involves risks, including the risk of leverage, that are described in the “Risk Factors” section of this prospectus beginning on page 18.
Currently, no public market exists for our common shares. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our common shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering. Purchasers in this offering will experience immediate dilution. See “Dilution.”

	Per Share	Total

Public offering price	$15.00	$86,100,000
Sales load	$1.05	$6,027,000
Proceeds, before expenses, to us(1)	$13.95	$80,073,000

(1)	Before deducting expenses payable by us related to this offering, estimated at $600,000

The underwriters may also purchase up to an additional 861,000 common shares from us at the public offering price, less the sales load, within 30 days from the date of this prospectus to cover overallotments. If the underwriters exercise this option in full, the total public offering price will be $99,015,000, the total sales load paid by us will be $6,931,050, and total proceeds, before expenses, to us will be $92,083,950.
Please read this prospectus before investing, and keep it for future reference. The prospectus contains important information about us that a prospective investor should know before investing in our common shares.
After the completion of this offering, we will be required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210 or by telephone at 1-866-362-9331 or on our website at www.tortoiseadvisors.com/tcrc.cfm. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.
Neither the Securities and Exchange Commission nor any state securities commission have approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The underwriters expect that our common shares will be ready for delivery to purchasers on or about February 7, 2007.

Merrill Lynch & Co.

Stifel Nicolaus	Wachovia Securities

Oppenheimer & Co.	Ferris, Baker Watts
Incorporated

The date of this prospectus is February 1, 2007.

Tortoise Capital Resources Corp.

We Invest in Private and Micro-Cap Companies in the Energy Infrastructure Sector

(NASDAQ: LGCY)

(NASDAQ: EROC)

UPSTREAM
Represents Approximately 6% of the Portfolio

MIDSTREAM
Represents Approximately 86% of the Portfolio

DOWNSTREAM
Represents Approximately 8% of the Portfolio

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update the information in this prospectus to reflect any material changes occurring prior to the completion of this offering.

i

PROSPECTUS SUMMARY

This summary may not contain all of the information that you may want to consider. You should read carefully the information set forth under “Risk Factors” and other information included in this prospectus. The following summary is qualified by the more detailed information and financial statements appearing elsewhere in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “the Company” and “Tortoise Capital” refer to Tortoise Capital Resources Corporation and its subsidiaries; “Tortoise Capital Advisors” and “the Advisor” refers to Tortoise Capital Advisors, L.L.C.

The Company

We invest primarily in privately-held and micro-cap public energy companies focused on the midstream and downstream segments, and to a lesser extent the upstream segment. We believe companies in the energy infrastructure sector generally produce stable cash flows as a result of their fee-based revenues and limited direct commodity price risk. Our goal is to provide our stockholders with a high level of total return, with an emphasis on dividends and dividend growth. We invest primarily in the equity securities of companies that we expect to pay us distributions on a current basis and provide us distribution growth. These securities will generally be limited partner interests, including interests in master limited partnerships (“MLPs”), and limited liability company interests, and may also include, among others, general partner interests, common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies.

Companies in the midstream segment of the energy infrastructure sector engage in the business of transporting, processing or storing natural gas, natural gas liquids, coal, crude oil, refined petroleum products and renewable energy resources. Companies in the downstream segment of the energy infrastructure sector engage in distributing or marketing such commodities and companies in the upstream segment of the energy infrastructure sector engage in exploring, developing, managing or producing such commodities. Under normal conditions, we intend to invest at least 90% of our total assets (including assets obtained through leverage) in companies in the energy infrastructure sector. Companies in the energy infrastructure sector include (i) companies that derive a majority of their revenues from activities within the downstream, midstream and upstream segments of the energy infrastructure sector, and (ii) companies that derive a majority of their revenues from providing products or services to such companies. Our investments are expected to range between $5.0 million and $20.0 million per investment, although investment sizes may be smaller or larger than this targeted range.

We raised approximately $46.3 million of gross proceeds ($42.5 million of net proceeds) through sales of 3,088,596 common shares and 772,124 warrants, the last of which occurred on January 9, 2006. On December 13, 2006, we entered into a $15.0 million secured revolving credit facility with U.S. Bank N.A. (“U.S. Bank”). On January 17, 2007, the credit facility was amended to permit us to borrow up to $20.0 million. As of January 31, 2007, we have borrowed approximately $11.5 million under the credit facility. We raised an additional $18.4 million of net proceeds for investment purposes in December 2006 in a bridge financing in which we issued shares of Series A redeemable preferred stock and warrants to purchase common shares.

As of January 31, 2007, we have invested a total of $72.2 million in six portfolio companies in the U.S. energy infrastructure sector. Of the $72.2 million, we have invested $67.7 million in the midstream and downstream segments of the U.S. energy infrastructure sector and $4.5 million in the upstream segment of the U.S. energy infrastructure sector.

The following table summarizes our investments in portfolio companies as of January 31, 2007. All of our investment securities were purchased directly from the portfolio company. Both Eagle Rock Energy Partners, L.P. and Legacy Reserves LP are publicly-traded.

			Expected
			Current
Company (Segment)	Principal Business	Funded Investment	Yield

Eagle Rock Energy Partners, L.P. (Midstream)	Parent holding company of Eagle Rock Pipeline, L.P., a gatherer and processor of natural gas in north and east Texas	$8.6 million in unregistered LP Interests $3.5 million in registered LP Interests	8.0	%(1) 7.6%(1)
High Sierra Energy, LP (Midstream)	Diversified midstream operations primarily in Colorado, Wyoming and Florida	$14.8 million in LP Interests $0.2 million in GP Option(2)	9.9	%(1) n/a
Quest Midstream Partners, LP (Midstream)	Operator of natural gas gathering pipeline network	$17.5 million in LP Interests	9.2	%(1)
Millennium Midstream Partners, LP (Midstream)	Gatherer and processor of natural gas in Texas, Louisiana and offshore Gulf of Mexico	$17.5 million in LP Interests and Incentive Distribution Rights	8.5	%(1)
Mowood, LLC (Downstream)	Natural gas distribution in central Missouri with Department of Defense contract through 2014	$1.0 million in LLC Units $4.6 million in unsecured subordinated debt	10.0	%(3) 12.0%
Legacy Reserves LP (Upstream)	Oil and natural gas exploitation and development in the Permian Basin	$4.5 million in registered LP Interests	9.6	%(1)

	Total Investments	$72.2 million

(1)	The expected current yield has been calculated by annualizing the most recent or anticipated recurring distribution and dividing by the amount invested in the underlying security. Actual distributions to us are based on each company’s available cash flow. Distributions may be above or below the expected current yield and are subject to change.

(2)	In addition to our purchase of LP Interests, we also obtained an option to buy 3% of the general partner of High Sierra Energy, LP, High Sierra Energy GP, LLC. The option may be exercised anytime prior to May 2, 2007.

(3)	Represents an equity distribution on our invested capital. We expect that, pending cash availability, such equity distributions will recur on an annual basis at or above such yield.

As of January 31, 2007 we have entered into a term sheet with a prospective new portfolio company for a $15.0 million equity investment (of which we expect to identify one or more other investors to invest up to $7.0 million) in the downstream segment of the energy infrastructure sector. In addition, our Advisor’s investment committee has approved an additional $0.5 million equity investment and an additional $2.5 million debt investment in Mowood, LLC. We currently expect to fund these investments using our credit facility and the proceeds of this offering. The consummation of each investment will depend upon satisfactory completion of our due diligence investigation of the prospective portfolio company, our confirmation and acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in a form mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents. At this time, the final forms of our investments remain subject to additional negotiations with these companies. Accordingly, we cannot assure you that such investments will be completed.

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we are subject to numerous regulations and restrictions.

Our Advisor

We are managed by Tortoise Capital Advisors, a registered investment advisor specializing in the energy infrastructure sector that had approximately $2.0 billion of assets under management on November 30, 2006, including the assets of three publicly traded closed-end management investment companies focused on the energy infrastructure sector. Our Advisor’s aggregate managed capital is among the largest of investment advisors managing closed-end management investment companies focused on the energy infrastructure sector. Our Advisor created the first publicly traded closed-end management investment company focused primarily on investing in MLPs in the energy infrastructure sector, Tortoise Energy Infrastructure Corporation (“TYG”). Our Advisor also manages Tortoise Energy Capital Corporation (“TYY”), a publicly traded closed-end management investment company focused primarily on investing in MLPs and their affiliates in the energy infrastructure sector, and Tortoise North American Energy Corporation (“TYN”), a publicly traded closed-end management investment company focused primarily on energy infrastructure investments in public companies in the United States and in Canada. Our Advisor has no prior experience managing a BDC, and we are subject to different regulations than the other closed-end management investment companies managed by our Advisor.

Our Advisor has 20 full time employees. Four of our Advisor’s senior investment professionals are responsible for the origination, negotiation, structuring and managing of our investments. These four senior investment professionals have over 70 years of combined experience in energy, leveraged finance and private equity investing. Each of our Advisor’s investment decisions will be reviewed and approved by its investment committee, which also acts as the investment committee for TYG, TYY and TYN. TYG, TYY and TYN generally target investments in publicly traded companies with market capitalizations in excess of $250 million. We generally target investments in companies that are privately-held or have market capitalizations of less than $250 million, and that are earlier in their stage of development. If TYG, TYY or TYN were ever to target investment opportunities similar to ours, our Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies and in accordance with written allocation policies and procedures of our Advisor, so that we will not be disadvantaged in relation to any other client. See “Risk Factors — Risks Related to Our Operations.”

Our Advisor has retained Kenmont Investments Management, L.P. (“Kenmont”) as a sub-advisor. Kenmont is a Houston, Texas based registered investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts to us and enhances our number and range of potential investment opportunities. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms. Kenmont has no prior experience managing a BDC. Our Advisor compensates Kenmont for the services it provides to us. Our Advisor also indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Affiliates of Kenmont will own approximately 7.6% of our outstanding common shares upon completion of this offering and will own warrants to purchase an additional 281,666 of our common shares. In addition, affiliates of Kenmont own 766,666 shares of our Series A redeemable preferred stock. We intend to redeem all of our outstanding preferred stock with the proceeds of this offering.

U.S. Energy Infrastructure Sector Focus

We pursue our investment objective by investing principally in a portfolio of privately-held and micro-cap public companies in the energy infrastructure sector. We focus our investments in the midstream and downstream segments, and to a lesser extent in the upstream segment, of the energy infrastructure sector. We also intend to allocate our investments among asset types and geographic regions within the United States.

We believe that the midstream and downstream segments of the energy infrastructure sector will provide attractive investment opportunities as a result of the following factors:

•	Strong Supply and Demand Fundamentals. The U.S. is the largest consumer of crude oil and natural gas products, the third largest producer of crude oil and the second largest producer of natural gas products in the world. The United States Department of Energy’s Energy Information Administration, or EIA, projects that domestic natural gas and refined petroleum products consumption will increase annually by 0.8% and 1.1%, respectively, through 2030.

•	Substantial Capital Requirements. We believe, based on industry sources, that approximately $20 billion of capital was invested by the midstream segment of the U.S. energy infrastructure sector during 2006 and that additional capital expenditures will occur in the future. We also believe that existing downstream infrastructure will require new capital investment to maintain an aging asset base, as well as to upgrade the asset base to respond to the evolution of supply and environmental regulations.

•	Substantial Asset Ownership Realignment. We believe that in the midstream and downstream segments of the U.S. energy infrastructure sector, the acquisition and divestiture market has averaged approximately $34 billion of annual transactions between 2001 and 2006 and that such activity, particularly in the midstream segment, will continue. We also believe that the substantial number of domestic companies in the downstream segment of the U.S. energy infrastructure sector provides for attractive consolidation opportunities.

•	Renewable Energy Resources Opportunities. We believe that the demand for project financing relating to renewable energy resources is expected to be significant and will provide investment opportunities consistent with our investment objective.

Although not part of our core focus, we believe the upstream segment of the energy infrastructure sector will benefit from strong long-term demand fundamentals and will provide attractive investment opportunities as a result of the following factors:

•	Substantial Asset Ownership Realignment. We believe that in the upstream segment of the U.S. energy infrastructure sector, the property acquisition and divestiture market has averaged approximately $38 billion of annual transactions between 2001 and 2006 and that the level of activity will remain consistent with historical levels for the foreseeable future.

•	Substantial Number of Small and Middle Market Companies. We believe that there are more than 900 private domestic exploration and production businesses and more than 140 publicly-listed domestic exploration and production companies.

•	Increasing Importance of MLP Market for Upstream Energy Companies. We believe that there will continue to be an increasing number of MLPs operating in the upstream segment of the energy infrastructure sector. We believe that attractive investment opportunities exist in those upstream MLPs whose cash distributions allow them to reserve funds to be used for the replacement of depleted assets. We also believe that the ratio of subordinated units to common units in a typical MLP structure helps mitigate the commodity exposure of upstream MLPs for their common unit investors.

Market Opportunity

We believe the environment for investing in privately-held and micro-cap public companies in the energy infrastructure sector is attractive for the following reasons:

•	Increased Demand Among Small and Middle Market Private Companies for Capital. We believe many private and micro-cap public companies have faced increased difficulty accessing the capital markets due to a continuing preference by investors for issuances in larger companies with more liquid securities. Such difficulties have been magnified in asset-focused and capital intensive industries such as the energy infrastructure sector. We believe that the U.S. energy infrastructure sector’s high level of projected capital expenditures and continuing acquisition and divestiture activity will provide us with numerous attractive investment opportunities.

•	Investment Activity of Private Equity Capital Sponsors. We believe there is a large pool of uninvested private equity capital available for private and micro-cap public companies, including those involved in the U.S. energy infrastructure sector. Given the anticipated positive long-term supply and demand dynamics of the energy industry and the current and expected public market valuations for companies involved in certain sectors of the energy industry, private equity capital has been increasingly attracted to the U.S. energy infrastructure sector. In particular, we believe that the public market valuations of many MLPs will cause private equity firms to invest and aggregate smaller U.S. energy infrastructure assets. We also expect those private equity firms to combine their capital with equity or mezzanine debt investors such as ourselves.

•	Finance Market for Small and Middle Market Energy Companies is Underserved by Many Capital Providers. We believe that many lenders have, in recent years, de-emphasized their service and product offerings to small and middle market energy companies in favor of lending to large corporate clients and managing capital markets transactions. We believe, in addition, that many capital providers lack the necessary technical expertise to evaluate the quality of the underlying assets of small and middle market private companies and micro-cap public companies in the energy infrastructure sector and lack a network of relationships with such companies.

•	Attractive Companies with Limited Access to Other Capital. We believe there are, and will continue to be, attractive companies that will benefit from private equity investments prior to a public offering of their equity, whether as an MLP or otherwise. We also believe that there are a number of companies in the midstream and downstream segments of the U.S. energy infrastructure sector with the same stable cash flow characteristics as those being acquired by MLPs or funded by private equity capital in anticipation of contribution to an MLP. We believe that many such companies are not being acquired by MLPs or attracting private equity capital because they do not produce income that qualifies for inclusion in an MLP pursuant to the applicable U.S. Federal income tax laws, are perceived by such investors as too small, or are in areas of the midstream energy infrastructure segment in which most MLPs do not have specific expertise. We believe that these companies represent attractive investment candidates for us.

Competitive Advantages

We believe that we are well positioned to meet the financing needs of companies within the U.S. energy infrastructure sector for the following reasons:

•	Existing Investment Platform and Focus on the Energy Infrastructure Sector. We believe that our Advisor’s current investment platform provides us with significant advantages in sourcing, evaluating, executing and managing investments. Our Advisor specializes in the energy infrastructure sector and had approximately $2.0 billion of assets under management on November 30, 2006, including the assets of three publicly traded closed-end management investment companies focused on the energy infrastructure sector. Our Advisor created the first publicly traded closed-end management investment company focused primarily on investing in MLPs involved in the energy infrastructure sector, and its aggregate managed capital is among the largest of those closed-end management company advisors focused on the energy infrastructure sector.

•	Experienced Management Team. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience. Our Advisor’s four senior investment professionals are responsible for the negotiation, structuring and managing of our investments and have over 70 years of combined experience in energy, leveraged finance and private equity investing. We believe that the members of our Advisor’s investment committee and the Advisor’s senior investment professionals have developed strong reputations in the capital markets, particularly in the energy infrastructure sector, that we believe affords us a competitive advantage in identifying and investing in energy infrastructure companies.

•	Disciplined Investment Philosophy. In making its investment decisions, our Advisor intends to continue the disciplined investment approach that it has used since its founding. That investment approach emphasizes current income with the potential for enhanced returns through dividend growth, capital appreciation, low volatility and minimization of downside risk. Our Advisor’s investment process involves an assessment of the overall attractiveness of the specific subsector of the energy infrastructure sector in which a prospective portfolio company is involved; such company’s specific competitive position within that subsector; potential commodity price, supply and demand and regulatory concerns; the stability and potential growth of the prospective portfolio company’s cash flows; the prospective portfolio company’s management track record and incentive structure and our Advisor’s ability to structure an attractive investment.

•	Flexible Transaction Structuring. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we can be flexible in structuring investments and selecting the types of securities in which we invest. Our Advisor’s senior investment professionals have substantial experience in structuring investments that balance the needs of energy infrastructure companies with appropriate risk control.

•	Extended Investment Horizon. Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. These provisions often force private equity and venture capital funds to seek quicker returns on their investments through mergers, public equity offerings or other liquidity events than may otherwise be desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment funds enhances our ability to generate attractive returns on invested capital.

Targeted Investment Characteristics

We anticipate that our targeted investments will have the following characteristics:

•	Long-Life Assets with Stable Cash Flows and Limited Commodity Price Sensitivity. We anticipate that most of our investments will be made in companies with assets having the potential to generate stable cash flows over long periods of time. We intend to invest a portion of our assets in companies that own and operate assets with long useful lives and that generate cash flows by providing critical services primarily to the producers or end-users of energy. We expect to limit the direct exposure to energy commodity price risk in our portfolio. We intend to target companies that have a majority of their cash flows generated by contractual obligations.

•	Experienced Management Teams with Energy Infrastructure Focus. We target investments in companies with management teams that have a track record of success and that often have substantial knowledge and focus in particular segments of the energy infrastructure sector or with certain types of assets. We expect that our management team’s extensive experience and network of business relationships in the energy infrastructure sector will allow us to identify and attract portfolio company management teams that meet these criteria.

•	Fixed Asset-Intensive Investments. We anticipate that most of our investments will be made in companies with a relatively significant base of fixed assets that we believe will provide for reduced downside risk compared to making investments in companies with lower relative fixed asset levels. As fixed asset-intensive companies typically have less variable cost requirements, we expect they will generate attractive cash flow growth even with limited demand-driven or supply-driven growth.

•	Limited Technological Risk. We do not intend to target investment opportunities involving the application of new technologies or significant geological, drilling or development risk.

•	Exit Opportunities. We focus our investments on prospective portfolio companies that we believe will generate a steady stream of cash flow to generate returns on our investments as well as allow such companies to reinvest in their respective businesses. We expect that such internally generated cash flow will lead to distributions or the repayment of the principal of our investments in portfolio companies and will be a key means by which we monetize our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay, or provide liquidity for, our investments through an initial public offering of common stock or other capital markets transactions. We believe our Advisor’s investment experience will help us identify such companies.

Corporate Information

Our offices are located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, our telephone number is (913) 981-1020 and our website is www.tortoiseadvisors.com/tcrc.cfm. Information posted to our website should not be considered part of this prospectus.

THE OFFERING

Common shares offered by us	5,740,000 of our common shares, excluding 861,000 of our common shares issuable pursuant to the overallotment option granted to the underwriters.

Common shares outstanding after this offering	8,828,596 of our common shares, excluding 861,000 of our common shares issuable pursuant to the overallotment option granted to the underwriters and 957,130 shares issuable pursuant to outstanding warrants. See ‘‘Description of Capital Stock.”

NYSE symbol	“TTO”

Use of proceeds	We intend to use approximately $18.9 million of the net proceeds of this offering to redeem the preferred stock issued in our bridge financing, $11.5 million of the net proceeds of this offering to repay the outstanding balance of our credit facility, and the remainder of the net proceeds of this offering to fund investments in prospective portfolio companies in accordance with our investment objective and strategies described in this prospectus and for temporary working capital needs. We expect to invest the proceeds of this offering within six to nine months; however, it could take a longer time to invest substantially all of the net proceeds, depending on the availability of appropriate investment opportunities and market conditions. Pending such investments, we expect to invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and will pay our Advisor a fee pursuant to our investment advisory agreement. See ‘‘Use of Proceeds” and “Advisor — Investment Advisory Agreement.”

Regulatory status	We have elected to be regulated as a BDC under the 1940 Act, and have, since the completion of our private placement in January 2006, been making investments as if we were a BDC. See “Election to Be Regulated as a Business Development Company.”

Distributions	We intend, subject to adjustment at the discretion of our board of directors, each quarter to pay out substantially all of the amounts we receive as recurring cash or paid-in-kind distributions on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs. We anticipate making, for our first fiscal quarter this year, a distribution of $0.10 per common share to the holders of our common shares immediately prior to this offering. We anticipate that our next declared quarterly distribution following this offering will be paid on or about May 31, 2007. See “Distributions” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Determining Distributions to Stockholders.”

Taxation	Unlike most investment companies, we have not elected, and do not intend to elect, to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, we are, and intend to continue to be, obligated to pay federal and applicable state corporate income taxes on our taxable income. As a result of not electing to be treated as a RIC, we are not subject to the Code’s diversification rules limiting the assets in which a RIC can invest. In addition, we are not subject to the Code’s restrictions on the types of income that a RIC can recognize without adversely affecting its election to be treated as a RIC, allowing us the ability to invest in operating entities treated as partnerships under the Code, which we believe provide attractive investment opportunities. Finally, unlike RICs, we are not effectively required by the Code to distribute substantially all of our income and capital gains. Distributions on the common shares will be treated first as taxable dividend income to the extent of our current or accumulated earnings and profits, then as a tax free return of capital to the extent of a stockholder’s tax basis in the common shares, and last as capital gain. We anticipate that the distributed cash from our portfolio investments in entities treated as partnerships for tax purposes will exceed our share of taxable income from those portfolio investments. Thus, we anticipate that only a portion of distributions we make on the common shares will be treated as taxable dividend income to our stockholders. If you are an individual citizen or resident of the United States or a United States estate or trust for U.S. federal income tax purposes and meet certain holding period and other applicable requirements, the portion of such distributions treated as taxable dividend income will be “qualified dividend income” currently subject to a maximum 15% U.S. federal income tax rate. See “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”

Investment advisor	Tortoise Capital Advisors, a Delaware limited liability company and registered investment advisor, serves as our investment advisor. See “Portfolio Management,” “Management” and “Advisor.”

Fees	Pursuant to our investment advisory agreement, we pay our Advisor a fee consisting of two components — a base management fee and an incentive fee. The base management fee commenced on December 8, 2005, is paid quarterly in arrears, and is equal to 0.375% (1.5% annualized) of our average monthly Managed Assets (our total assets, including any assets purchased with or attributable to any borrowed funds, minus accrued liabilities other than (1) deferred taxes and (2) debt entered into for the purpose of leverage).

The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of our net investment income for the quarter over a quarterly hurdle rate equal to 2% (8% annualized) of our average monthly net assets. No investment income fee was paid or earned prior to January 31, 2007.

The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or, upon termination of the investment advisory agreement, as of the termination date), and will equal (i) 15% of (a) our net realized capital gains on a cumulative basis from the commencement of our operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Advisor in prior years. Our Advisor will use at least 25% of any capital gains fees received from us at any time on or prior to December 8, 2007 to purchase our common shares in the open market. There can be no assurance that our Advisor will earn any capital gains fee and, as a result, there can be no assurance that our Advisor will make any such purchases. No capital gains fee was paid or earned prior to January 31, 2007. See “Advisor — Investment Advisory Agreement,” which also contains a discussion of our expenses.

Sub-advisor	Kenmont Investment Management, L.P. serves as our sub-advisor. Kenmont is a Houston, Texas based registered investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. Pursuant to the sub-advisory agreement between Kenmont and our Advisor, our Advisor pays Kenmont a portion of the fee it receives from us. See “Advisor — Sub-Advisor Arrangement.”

Leverage	We have and may borrow funds to make investments, and we have and may grant a security interest in our assets in connection with such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders. However, leverage involves significant risks and the costs of any leverage transactions will be borne by our stockholders. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we may employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

On December 13, 2006, we entered into a $15.0 million secured revolving credit facility with U.S. Bank. On January 17, 2007, the credit facility was amended to permit us to borrow up to $20.0 million. As of January 31, 2007, we had borrowed approximately $11.5 million under the credit facility. We intend to repay all outstanding indebtedness under the credit facility immediately following the receipt of the proceeds of this offering. We raised an additional $18.4 million of net proceeds for investment purposes in December 2006 in a bridge financing in which we issued 1,233,333 shares of Series A redeemable preferred stock and 185,006 warrants to purchase common shares. We intend to redeem the preferred stock immediately following the receipt of the proceeds of this offering. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” and “Management’s Discussion and Analysis of Financial Conditions and Result of Operations — Borrowings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Senior Securities.”

Dividend reinvestment plan	We intend to have a dividend reinvestment plan for our stockholders that will be effective after completion of this offering. Our plan will be an “opt out” dividend reinvestment plan. As a result, if we declare a distribution after the plan is effective, stockholders’ cash distributions will be automatically reinvested in additional common shares, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of common shares will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” and “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the sales load (underwriting discount) and the amount of the offering expenses paid. This risk may have a greater effect on investors expecting to sell their shares soon after completion of this offering. We generally may not issue additional common shares at a price below our net asset value (net of any sales load (underwriting discount)) without first obtaining approval of our stockholders and board of directors. Our stockholders granted us the authority to sell our common shares below net asset value, subject to certain conditions. This authority extends through our 2008 annual meeting, currently expected to occur in April 2008. We cannot predict whether our shares will trade above, at, or below net asset value.

Anti-takeover provisions	Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may deter hostile takeovers or proxy contests, as may certain provisions of Maryland law, our Charter or Bylaws or other measures adopted by us. These provisions or measures also may limit the ability of our stockholders to sell their shares at a premium over then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law.”

Risk factors	Investing in our common shares involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our common shares. In addition, we expect that our portfolio will consist primarily of securities issued by privately-held energy infrastructure companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed. A large number of entities compete for the same kind of investment opportunities as we seek. We borrow funds to make our investments in portfolio companies. As a result, we are and will be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore, increase the risks associated with investing in our common shares.

Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our common shares.

Available information	We have filed with the Securities and Exchange Commission, or SEC, a registration statement on Form N-2, including any amendments thereto and related exhibits, under the Securities Act of 1933, which we refer to as the Securities Act, with respect to our common shares offered by this prospectus. The registration statement contains additional information about us and our common shares being offered by this prospectus.

After completion of this offering, our common shares will be registered under the Securities Exchange Act of 1934, which we refer to as the Exchange Act, and we will be required to file reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	7.00	%(1)
Offering expenses	0.70	%(2)
Dividend reinvestment plan expenses	0.00	%(3)

Total stockholder transaction expenses paid	7.70%

Annual expenses following this offering (as a percentage of net assets attributable to common shares) (4):
Management fee payable under investment advisory agreement	2.00	%(5)
Incentive fees payable under investment advisory agreement	0.00	%(6)
Interest payments on borrowed funds	2.34	%(7)
Other expenses	0.42	%(8)

Total annual expenses	4.76%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common shares. These amounts are based upon payment of an assumed 7.0% sales load (the sales load paid with respect to our common shares sold in this offering), assumed offering expenses of 0.7% and our payment of annual operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$44	$132	$220	$445

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. A 5% annual return will not require payment of an incentive fee to our Advisor based on Net Investment Income and may not require payment of an incentive fee based on capital gains. Accordingly, no incentive fee is included in this example. See “Advisor — Examples of Quarterly Incentive Fee Calculation” for additional information concerning incentive fee calculations. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan may receive common shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	The sales load (underwriting discount) for shares sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load (underwriting discount) paid in this offering.

(2)	The percentage reflects estimated offering expenses of approximately $600,000 and is based on the 5,740,000 shares offered in this offering (excluding the 861,000 shares issuable pursuant to the overallotment option granted to the underwriters).

(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other expenses.” The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the Plan Agent under the Plan. For more details about the plan, see “Dividend Reinvestment Plan.”

(4)	“Net assets attributable to common shares” equals net assets (i.e., total assets less total liabilities and the aggregate liquidation preference of any outstanding shares of preferred stock) of (i) approximately $42.3 million at November 30, 2006, plus (ii) our $17.5 million investment in Quest Midstream Partners, LP (valued at its purchase price), plus (iii) our $17.5 million investment in Millennium Midstream Partners, L.P. (valued at its purchase price), plus (iv) the anticipated net proceeds from this offering, and (v) reflecting the leverage of approximately $40.6 million determined using the assumptions set forth in footnote (7) below.

(5)	Although our management fee is 1.5% (annualized) of our average monthly Managed Assets, the table above reflects expenses as a percentage of net assets. Managed Assets means total assets (including any assets purchased with any borrowed funds) minus accrued liabilities other than (1) deferred taxes and (2) debt entered into for the purpose of leverage. Net assets is Managed Assets minus deferred taxes, debt entered into for the purposes of leverage and the aggregate liquidation preference of outstanding preferred shares. See “Advisor — Investment Advisory Agreement — Management Fee.”

(6)	We pay our Advisor a fee consisting of two components — a base management fee and an incentive fee. The base management fee is paid quarterly in arrears and is equal to 0.375% (1.5% annualized) of our average monthly Managed Assets for such quarter. The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of our Net Investment Income for the fiscal quarter over a quarterly hurdle rate equal to 2% (8% annualized) of our average monthly Net Assets for the quarter. For purposes of calculating the investment income fee, “Net Investment Income” means interest income (including accrued interest that we have not yet received in cash), dividend and distribution income from equity investments (but excluding that portion of cash distributions that are treated as return of capital), and any other income (including any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable by us, any interest expense, any accrued income taxes related to Net Investment Income and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fees payable to our Advisor). No investment income fee was paid or earned prior to January 31, 2007. The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and will equal (i) 15% of (a) our net realized capital gains, excluding the impact of current and deferred income taxes, on a cumulative basis from the commencement of our operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation, excluding the impact of deferred income taxes, at the end of such calendar year, less (ii) the aggregate amount of all capital gains fees paid to our Advisor in prior years. Upon completion of this offering, our Advisor will use at least 25% of any capital gains fee, if any, received on or prior to December 8, 2007 to purchase our common shares in the open market. There can be no assurance that our Advisor will earn any capital gains fee and, as a result, there can be no assurance that our Advisor will make any such purchases. No capital gains fee was paid or earned prior to January 31, 2007. We may have capital gains and interest income that could result in the payment of an incentive fee to our Advisor in the first year after completion of this offering. However, as we cannot predict whether we will meet the necessary performance targets, we have assumed a base incentive fee of 0% in this table.

(7)	We intend to borrow funds to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the market for debt financing presents attractively priced debt financing opportunities, and, in either case, if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. On December 13, 2006, we entered into a $15.0 million secured revolving credit facility with U.S. Bank. On January 17, 2007, the credit facility was amended to permit us to borrow up to $20.0 million. As of January 31, 2007, we had borrowed approximately $11.5 million under the credit facility. In December 2006, we also sold $18.5 million of our Series A redeemable preferred stock which accrues interest at a specified rate. As we intend to redeem all our outstanding Series A redeemable preferred stock with the proceeds of this offering, such amounts have not been included in the table. We also intend to repay all outstanding indebtedness under the credit facility immediately following the receipt of the proceeds of this offering. The table above assumes we borrow for investment purposes an amount equal to 25.0% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 7.0%. The table presented above estimates what our annual expenses would be, stated as a percentage of our net assets attributable to our common shares. The table presented below, unlike the table presented above, assumes we do not use any form of leverage and, as a result, our estimated total annual expenses would be as follows:

Management fee	1.50%
Incentive fees payable under our Investment Advisory Agreement	0.00%
Other expenses	0.39%

Total annual expenses	1.89%

(8)	“Other expenses” includes our estimated overhead expenses, including payments to our transfer agent, our administrative agent and legal and accounting expenses and excludes income tax expense. The holders of our common shares indirectly bear the cost associated with such other expenses.

SELECTED FINANCIAL DATA

The selected financial data set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the financial statements and related notes included in this prospectus. Financial information presented below for the fiscal quarters ended February 28, 2006, May 31, 2006, August 31, 2006 and November 30, 2006 is unaudited. Financial information presented below for the period from December 8, 2005 to November 30, 2006, and as of November 30, 2006, has been derived from our financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, which are included herein. The historical data is not necessarily indicative of results to be expected for any future period.

	Period from
	December 8, 2005	Fiscal Quarter Ended
	to November 30,	February 28,	May 31,	August 31,	November 30,
	2006(1)	2006(2)	2006	2006	2006

Statement of operations data:
Investment income	$2,119,843	$403,505	$347,496	$448,124	$920,718

Advisory fees	634,989	136,796	169,367	163,364	165,462
All other expenses	360,156	97,925	81,930	87,010	93,291

Total operating expenses	$995,145	$234,721	$251,297	$250,374	$258,753

Current and deferred tax expense, net	516,055	61,100	34,855	163,679	256,421
Net realized loss on investments before current tax benefit	1,462	—	—	—	1,462
Unrealized gain on investments before deferred tax expense	328,858	—	—	297,054	31,804

Increase in net assets resulting from operations	$936,039	$107,684	$61,344	$331,125	$435,886

	As of
	February 28,	May 31,	August 31,	November 30,
	2006(2)	2006	2006	2006

Statement of assets and liabilities data:
Cash and cash equivalents	$42,845,831	$25,758,402	$20,649,152	$5,431,414
Investments	0	16,999,991	22,549,991	37,144,100
Other assets	160,044	124,730	233,569	357,498

Total assets	$43,005,875	$42,883,123	$43,432,712	$42,933,012
Total liabilities	494,720	271,608	922,476	604,610

Total net assets	$42,511,155	$42,611,515	$42,510,236	$42,328,402

Net asset value per share	$13.76	$13.80	$13.76	$13.70

(1)	We were incorporated on September 8, 2005, but did not commence operations until December 8, 2005.

(2)	We did not commence operations until December 8, 2005. As a result, the fiscal quarter ended February 28, 2006 was not a full fiscal quarter.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain levels of return, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the general economy and the domestic energy infrastructure sector;

•	the ability of our portfolio companies to achieve their objectives;

•	our ability to make investments consistent with our investment objective, including with respect to the size, nature and terms of our investments;

•	our expected financings;

•	our regulatory structure;

•	our ability to operate as a business development company;

•	the adequacy of our cash resources and working capital and our anticipated use of proceeds;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our ability to cause a subsidiary to become a licensed Small Business Investment Company; and

•	the size or growth prospects of the energy infrastructure sector or any category thereof.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

RISK FACTORS

An investment in our common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in our investments, there can be no assurance that we will achieve our investment objective. You should carefully consider the risks described below before making an investment decision.

Risks Related to Our Operations

We are a new company with limited operating history.

We were incorporated in Maryland on September 8, 2005. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of an investment in our common shares could decline substantially.

Our Advisor has a limited operating history and will serve as investment advisor to other funds, which may create conflicts of interest not in the best interest of us or our stockholders.

Our Advisor was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their energy infrastructure investments. Our Advisor has been managing investments in portfolios of MLPs and other issuers in the energy infrastructure sector since that time, including management of the investments of TYG since February 27, 2004, TYY since May 31, 2005 and TYN since October 31, 2005. From time to time the Advisor may pursue areas of investments in which the Advisor has more limited experience.

We, TYG, TYY and TYN have the same investment advisor, rely on some of the same personnel and will use the same investment committee. Our Advisor’s services under the investment advisory agreement are not exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others. In addition, the publicly traded funds and private accounts managed by our Advisor may make investments similar to investments that we may pursue, although these entities generally target investments in publicly traded companies with market capitalizations in excess of $250 million, while we generally target investments in companies that are privately-held or have market capitalizations of less than $250 million, and that are earlier in their stage of development. This may change in the future, however. Accordingly, our Advisor and the members of its investment committee may have obligations to other investors, the fulfillment of which might not be in the best interests of us or our stockholders, and it is possible that our Advisor might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. However, our Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, and in accordance with written allocation policies and procedures of our Advisor, so that we will not be disadvantaged in relation to any other client.

In addition, three of the five members of our investment committee are affiliates of, but not employees of, our Advisor, and each has other significant responsibilities with Fountain Capital Management, L.L.C. (“Fountain Capital”), which conducts businesses and activities of its own in which our Advisor has no economic interest. If these separate activities become significantly greater or have greater profit potential than our Advisor’s activities, there could be material competition for the efforts of these members of the investment committee.

We are dependent upon our Advisor’s key personnel for our future success.

We depend on the diligence, expertise and business relationships of the senior management of our Advisor. The Advisor’s senior investment professionals and senior management will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of the senior management team of our Advisor. The departure of one or more senior investment professionals of our Advisor, and particularly Terry Matlack, Abel Mojica III, Ed Russell or David Schulte could have a material adverse effect on our ability to achieve our investment objective and on the value of our common shares and warrants. We will rely on certain employees of the Advisor, especially Messrs. Matlack and Schulte, who will be devoting significant amounts of their time to non-Company related activities of the Advisor. To the extent Messrs. Matlack or Schulte and other employees of the Advisor who are not committed exclusively to us are unable to, or do not, devote sufficient amounts of their time and energy to our affairs, our performance may suffer.

The incentive fee payable to our Advisor may create conflicting incentives.

The incentive fee payable by us to our Advisor may create an incentive for our Advisor to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such a compensation arrangement. Because a portion of the incentive fee payable to our Advisor is calculated as a percentage of the amount of our net investment income that exceeds a hurdle rate, our Advisor may imprudently use leverage to increase the return on our investments. Under some circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common shares. In addition, our Advisor will receive an incentive fee based, in part, upon net realized capital gains on our investments. Unlike the portion of the incentive fee based on net investment income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our Advisor may have an incentive to pursue investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative or long term securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns or longer return cycles.

We may be required to pay an incentive fee even in a fiscal quarter in which we have incurred a loss. For example, if we have pre-incentive fee net investment income above the hurdle rate and realized capital losses, we will be required to pay the investment income portion of the incentive fee.

The investment income portion of the incentive fee payable by us will be computed and paid on income that may include interest that has been accrued but not yet received in cash, and the collection of which is uncertain or deferred. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the investment income portion of the incentive fee will become uncollectible. Our Advisor will not be required to reimburse us for any such incentive fee payments.

Our Advisor has no experience in managing a BDC.

Our Advisor has no experience in establishing, managing or serving as investment advisor to a BDC. Additionally, the time required to maintain a BDC could distract our Advisor from its other duties. See “Regulation.”

If we distribute substantially all of our income to our stockholders, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow and execute our business plan will be impaired.

Our business will require a substantial amount of capital in addition to the proceeds of this offering if we distribute substantially all of our income to our stockholders and we are to grow. We have entered into a secured revolving credit facility and intend to use a portion of the proceeds of this offering to repay the outstanding balance of that credit facility. The credit facility will not be available to us for future borrowings for a period of 120 days following the completion of this offering unless the lender waives the terms of the credit facility. We may acquire additional capital from the issuance of securities senior to our common shares, including additional borrowings or other indebtedness or the issuance of additional securities. We may also acquire additional capital through the issuance of additional equity. However, we may not be able to raise additional capital in the future on favorable terms or at all. Our credit facility contains a covenant precluding us from incurring additional debt. We may issue debt securities, other instruments of indebtedness or preferred stock, and we intend to borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay distributions or issue additional senior securities is restricted if our asset coverage ratio is not at least 200%, or put another way, the value of our assets (less all liabilities and indebtedness not represented by senior securities) must be at least twice that of any outstanding senior securities (plus the aggregate involuntary liquidation preference of any preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including increased risk of loss. If we issue preferred securities which will rank “senior” to our common shares in our capital structure, the holders of such preferred securities may have separate voting rights and other rights, preferences or privileges more favorable than those of our common shares, and the issuance of such preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for securityholders or otherwise be in our best interest.

To the extent our ability to issue debt or other senior securities is constrained, we will depend on issuances of additional common shares to finance our operations. As a BDC, we generally will not be able to issue additional common shares at a price below net asset value (net of any sales load (underwriting discount)) without first obtaining required approvals of our stockholders and our independent directors which could constrain our ability to issue additional equity. Our stockholders granted us the authority to sell our common shares below net asset value, subject to certain conditions. This authority extends through our 2008 annual meeting, currently expected to occur in April 2008. If we raise additional funds by issuing more of our common shares or senior securities convertible into, or exchangeable for, our common shares, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

As a BDC, we are subject to limitations on our ability to engage in certain transactions with affiliates.

As a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors or the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. Our Advisor and TYG have previously applied to the SEC for exemptive relief to permit TYG, TYY, TYN and other clients of our Advisor, including us, to co-invest in negotiated private placements of securities. Unless and until such an exemptive order is obtained, we will not co-invest with affiliates in negotiated private placement transactions.

If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.

As a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If our investments are deemed not to be qualifying assets, our status as a BDC may be jeopardized or we may be precluded from investing in the manner described in this prospectus, either of which would have a material adverse effect on our business, financial condition and results of operations. We also may be required to dispose of investments, which could have a material adverse effect on us and our stockholders, because even if we were successful in finding a buyer, we may have difficulty in finding a buyer to purchase such investments on favorable terms or in a sufficient time frame. As of January 31, 2007, approximately $18.0 million, or approximately 24%, of our total assets are not “qualifying assets.”

We may choose to invest a portion of our portfolio in investments that may be considered highly speculative and that could negatively impact our ability to pay distributions and cause you to lose part of your investment.

The 1940 Act permits a BDC to invest up to 30% of its assets in investments that do not meet the test for “qualifying assets.” Such investments may be made by us with the expectation of achieving a higher rate of return or increased cash flow with a portion of our portfolio and may fall outside of our targeted investment criteria. These investments may be made even though they may expose us to greater risks than our other investments and may consequently expose our portfolio to more significant losses than may arise from our other investments. We may invest up to 30% of our total assets in assets that are non qualifying assets in among other things, high yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of securities of target portfolio companies. Such investments could impact negatively our ability to pay you distributions and cause you to lose part of your investment.

Our debt increases the risk of investing in us.

On December 13, 2006, we entered into a $15.0 million secured revolving credit facility with U.S. Bank. On January 17, 2007, the credit facility was amended to permit us to borrow up to $20.0 million. As of January 31, 2007, we had borrowed approximately $11.5 million under the credit facility. Our credit facility currently precludes us from incurring additional debt and we may face liquidity constraints as a result. We may in the future incur incremental debt to increase our ability to make investments. Lenders from whom we may borrow money or holders of our debt securities will have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we have and may grant a security interest in our assets in connection with our debt. In the case of a liquidation event, those lenders or note holders would receive proceeds before our stockholders. In addition, debt, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique and the costs of any leverage transactions will be borne by our stockholders. In addition, because the base management fee we pay to our Advisor is based on Managed Assets (which includes any assets purchased with borrowed funds), our Advisor may imprudently borrow funds in an attempt to increase our managed assets and in conflict with our or our stockholders’ best interests. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common shares to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common shares to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common shares. Our ability to service any debt that we incur will depend largely on our financial performance and the performance of our portfolio companies and will be subject to prevailing economic conditions and competitive pressures.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on our Portfolio
	(net of expenses)
	-10%	-5%	0%	5%	10%

Corresponding return to stockholder(1)	(16.6)%	(10.5)%	(4.4)%	1.8%	7.9%

(1)	Assumes $162,565,349 in total assets, $40,641,337 in debt outstanding, $121,502,562 in stockholders’ equity and an average cost of funds of 7.0%. Actual interest payments may be different.

We operate in a highly competitive market for investment opportunities.

We compete with public and private funds, commercial and investment banks and commercial financing companies to make the types of investments that we plan to make in the U.S. energy infrastructure sector. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act would impose on us as a result of our election to be regulated as a BDC.

We may not be able to invest the proceeds of this offering as quickly as expected in the energy infrastructure sector, and our interim investments will generate lower rates of return.

We anticipate that it may take six to nine months to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. Pending investment, we expect the proceeds of this offering will be invested in cash, cash equivalents, U.S. government securities and other high quality debt instruments that mature within one year or less from the date of investment. As our temporary investments may generate lower projected returns than our core investment strategy, we may experience lower returns during this period and may not be able to pay distributions during this period comparable to the distributions that we may be able to pay when the net proceeds of this offering are fully invested in securities meeting our investment objective. See “Use of Proceeds.”

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering or that are not consistent with our targeted investment characteristics.

We have not identified specific investments in which to invest all of the proceeds of this offering.

As of the date of this prospectus, we have not entered into definitive agreements for any specific investments in which to invest the net proceeds of this offering; however, we intend to use the proceeds of this offering to redeem the preferred stock issued in our bridge financing and to repay the outstanding balance of our credit facility. As a result, you will not be able to evaluate the economic merits of investments we make with the net proceeds of this offering prior to your purchase of common shares in this offering.

Our quarterly results may fluctuate.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the return on our equity investments, the interest rates payable on our debt investments, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our portfolio may be concentrated in a limited number of portfolio companies.

We currently have investments in a limited number of portfolio companies. One or two of our portfolio companies may constitute a significant percentage of our total portfolio. An inherent risk associated with this investment concentration is that we may be adversely affected if one or two of our investments perform poorly or if we need to write down the value of any one investment. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a “diversified” company holding numerous investments.

Our anticipated investments in privately-held companies present certain challenges, including the lack of available information about these companies and a greater inability to liquidate our investments in an advantageous manner.

We primarily make investments in privately-held companies. Generally, little public information will exist about these companies, and we will be required to rely on the ability of our Advisor to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If our Advisor is unable to obtain all material information about these companies, including with respect to operational, regulatory, environmental, litigation and managerial risks, our Advisor may not make a fully-informed investment decision, and we may lose some or all of the money invested in these companies. In addition, our Advisor may inappropriately value the prospects of an investment, causing us to overpay for such investment and fail to receive an expected or projected return on its investment. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we previously have recorded our investments. We also may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or one of our affiliates have material non-public information regarding such portfolio company.

Most of our portfolio investments are and will continue to be recorded at fair value as determined in good faith by our board of directors. As a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Most of our investments are and will be in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. We will value these investments quarterly at fair value as determined in good faith by our board of directors. Our board of directors has retained Duff & Phelps, LLC, an independent valuation firm, to provide valuation assistance to the board of directors, if they so request, in connection with assessing whether the fair value determinations made by the investment committee of our Advisor are unreasonable. The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than the determined fair value, which could have a negative impact our net asset value.

Our equity investments may decline in value.

The equity securities in which we invest may not appreciate or may decline in value. We may thus not be able to realize gains from our equity securities, and any gains that we do realize on the disposition of any equity securities may not be sufficient to offset any other losses we experience. As a result, the equity securities in which we invest may decline in value, which may negatively impact our ability to pay distributions and cause you to lose all or part of your investment.

Unrealized decreases in the value of debt investments in our portfolio may impact the value of our common shares and may reduce our income for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our debt investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its obligations to us with respect to the loans whose market values or fair values decreased. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

When we are a minority equity or a debt investor investor in a portfolio company, we may not be in a position to control that portfolio company.

When we make minority equity investments or invest in debt, we will be subject to the risk that a portfolio company may make business decisions with which we may disagree, and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investments.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Portfolio companies in which we intend to invest usually will have, or may be permitted to incur, debt that ranks senior to, or equally with, our investments, including debt investments. As a result, payments on such securities may have to be made before we receive any payments on our investments. For example, these debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying its senior creditors, a portfolio company may not have any remaining assets to use to repay its obligation to us or provide a full or even partial return of capital on an equity investment made by us. In the case of debt ranking equally with our investments, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any future credit facilities and debt securities may limit our ability to make distributions. We cannot assure you that you will receive distributions at a particular level or at all.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally expect to invest in the equity of companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. We also expect to invest in debt securities with terms of five to ten years and hold such investments until maturity. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our status as a BDC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the regulatory framework. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We will be exposed to risks associated with changes in interest rates.

Equity securities may be particularly sensitive to rising interest rates, which generally increase borrowing costs and the cost of capital and may reduce the ability of portfolio companies in which we own equity securities to both execute acquisitions or expansion projects in a cost-effective manner or provide us liquidity by completing an initial public offering or completing a sale. Fluctuations in interest rates will also impact any debt investments we make. Changes in interest rates may also negatively impact the costs of our outstanding borrowings, if any.

We may not have the funds to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

If a wholly-owned subsidiary of ours becomes licensed by the U.S. Small Business Administration, we, and that subsidiary, will be subject to SBA regulations.

We are currently seeking qualification as a small business investment company (“SBIC”) for a to-be-formed wholly-owned subsidiary which will be regulated by the U.S. Small Business Administration (“SBA”). To the extent we or one of our subsidiaries receives such qualification, we will become subject to SBA regulations that may constrain our activities or the activities of one of our subsidiaries. We may need to make allowances in our investment activity or the investment activity of our subsidiaries to comply with SBA regulations. Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA-sponsored debenture program. The SBA also imposes a limit on the maximum amount that may be borrowed by any single SBIC. The SBA prohibits, without prior SBA approval, a “change of control” of a SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC.

Changes in laws or regulations or in the interpretations of laws or regulations could significantly affect our operations and cost of doing business.

We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, we may have to incur significant expenses in order to comply, or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, or fail to obtain licenses that may become necessary for the conduct of our business, we may be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Our internal controls over financial reporting may not be adequate, and our independent auditors may not be able to certify as to their adequacy, which could have a significant and adverse effect on our business and reputation.

We are evaluating our internal controls over financial reporting. We plan to design enhanced processes and controls to address any issues that might be identified. As a result, we expect to incur significant additional expenses in the near term, which will negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. Beginning with our annual report for our fiscal year ended November 30, 2008, our management will be required to report on our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal controls over financial reporting, and to disclose on a quarterly basis changes that have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting. There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify additional material weaknesses.

Risks Related to an Investment in the U.S. Energy Infrastructure Sector

Our portfolio is and will continue to be concentrated in the energy infrastructure sector, which will subject us to more risks than if we were broadly diversified.

We invest primarily in privately-held and micro-cap public energy companies. Because we are specifically focused on the energy infrastructure sector, investments in our common shares may present more risks than if we were broadly diversified over numerous sectors of the economy. Therefore, a downturn in the U.S. energy infrastructure sector would have a larger impact on us than on an investment company that does not concentrate in one sector of the economy. The energy infrastructure sector can be significantly affected by the supply of and demand for specific products and services; the supply and demand for crude oil, natural gas, and other energy commodities; the price of crude oil, natural gas, and other energy commodities; exploration, production and other capital expenditures; government regulation; world and regional events and economic conditions. At times, the performance of securities of companies in the energy infrastructure sector may lag the performance of securities of companies in other sectors or the broader market as a whole.

The portfolio companies in which we invest are subject to variations in the supply and demand of various energy commodities.

A decrease in the production of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, may adversely impact the financial performance of companies in the energy infrastructure sector. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, political events, OPEC actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources or related commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of companies in the energy infrastructure sector. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.

Many companies in the energy infrastructure sector are subject to the risk that they, or their customers, will be unable to replace depleted reserves of energy commodities.

Many companies in the energy infrastructure sector are either engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of producers. To maintain or grow their revenues, many customers of these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of companies in the energy infrastructure sector may be adversely affected if the companies to which they provide service are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Our portfolio companies are and will be subject to extensive regulation because of their participation in the energy infrastructure sector.

Companies in the energy infrastructure sector are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future that likely would increase compliance costs and may adversely affect the financial performance of companies in the energy infrastructure sector and the value of our investments in those companies.

Our portfolio companies are and will be subject to the risk of fluctuations in commodity prices.

The operations and financial performance of companies in the energy infrastructure sector may be directly affected by energy commodity prices, especially those companies in the energy infrastructure sector owning the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand or supply, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in the energy infrastructure sector that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in the energy infrastructure sector to raise capital to the extent the market perceives that their performance may be tied directly or indirectly to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility.

Our portfolio companies are and will be subject to the risk of extreme weather patterns.

Extreme weather patterns, such as hurricane Ivan in 2004 and hurricanes Katrina and Rita in 2005, could result in significant volatility in the supply of energy and power. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure sector. Moreover, any extreme weather patterns, such as hurricanes Katrina and Rita, could adversely impact the assets and valuation of our portfolio companies.

Acts of terrorism may adversely affect us.

The value of our common shares and our investments could be significantly and negatively impacted as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets. Such events may also adversely affect our business and financial condition.

Risks Related to this Offering

The price of our common shares may be volatile and may decrease substantially.

The trading price of our common shares following this offering may fluctuate substantially. The price of the common shares that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common shares may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	changes in the value of our portfolio of investments;

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of BDCs or other financial services companies;

•	our dependence on the domestic energy infrastructure sector;

•	our inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	increases in the taxable portion of distributions we receive on our equity investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies with respect to BDCs;

•	our ability to borrow money or obtain additional capital;

•	losing BDC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends; or

•	departures of key personnel.

Investing in our common shares may involve an above average degree of risk.

The investments we make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common shares may not be suitable for investors with lower risk tolerance.

Prior to this offering, there has been no public market for our common shares, and we cannot assure you that the market price of our common shares will not decline following the offering.

Before this offering, there was no public trading market for our common shares, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common shares will trade. The initial public offering price for our common shares will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to sales load (underwriting discount) and related offering expenses. In addition, shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common shares will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell common shares purchased in this offering soon after the offering. In addition, if our common shares trade below their net asset value, we will generally not be able to issue additional common shares at their market price without first obtaining the approval of our stockholder and our independent directors to such issuance.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common shares.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting us from the Business Combination Act for any business combination between us and any person to the extent that such business combination receives the prior approval of our board, including a majority of our directors who are not interested persons as defined in the 1940 Act.

Under our charter, our board of directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock.” Subject to compliance with the 1940 Act, our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common shares and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common shares.

If a substantial number of our common shares becomes available for sale and is sold in a short period of time, the market price of our common shares could decline.

If our stockholders sell substantial amounts of our common shares in the public market following this offering, the market price of our common shares could decrease. Upon completion of this offering we will have 8,828,596 common shares outstanding. Of these shares, the shares sold in this offering will be freely tradeable. We and our executive officers and directors will be subject to agreements with the underwriters that restrict our and their ability to transfer our stock for a period of 180 days from the date of this prospectus. The 180-day restricted period will be automatically extended if (1) during the last 17 days of the 180-day restricted period the Company issues an earning release to material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day restricted period, in which case the restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. Our other current stockholders, other than holders of recently issued warrants exercisable into 185,006 of our common shares, will be subject to agreements that restrict their ability to transfer our stock for a period of 90 days from the date of this offering, subject to limited exceptions. See “Shares Eligible for Future Resale” and “Underwriting.” After the lock-up agreements expire, an aggregate of 2,398,587 additional common shares will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act. See “Shares Eligible for Future Sale.”

If you purchase our common shares in this offering, you will experience immediate dilution.

If you purchase our common shares in this offering, you will experience immediate dilution of $1.24 per share because the price that you pay will be greater than the pro forma net asset value per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering and the fact that our earlier investors paid, on average, less than the initial public offering price per share when they purchased their shares.

There will be dilution of the value of our common shares when the warrants are exercised or if we issue common shares below our net asset value.

As a result of our private placement completed in January 2006 and our bridge financing completed in December 2006, warrants were issued permitting the holders thereof to acquire 957,130 of our common shares upon payment of the exercise price. The warrants we have issued represent the right to purchase, in the aggregate, approximately 10.8% of our common shares upon completion of this offering. These warrants will become exercisable upon the completion of this offering of our common shares. The issuance of additional common shares upon the exercise of the warrants, if the warrants are exercised at a time when the exercise price is less than the net asset value per share of our common shares, will have a dilutive effect on the value of our common shares sold in this offering. In addition, if we sell our common shares below net asset value, our net asset value will decrease immediately following such issuance. Our stockholders granted us authority to sell our common shares below net asset value, subject to certain conditions. This authority extends through our 2008 annual meeting, currently expected to occur in April 2008.

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY

We have elected to be regulated as a BDC under the 1940 Act and have, since the completion of our private placement in January 2006, been investing as if we were a BDC. There can be no assurance that we will be successful in maintaining our status as a BDC.

Investment Reporting

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including loans, at market value or, for investments that do not have a readily available market value, their “fair value” as determined in good faith by our board of directors. Subsequent changes in these values will be reported through our statement of operations under the caption of “unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.”

Distributions Policy

We intend, subject to adjustment in the discretion of our board of directors, to pay out substantially all of the amounts we receive as cash or paid-in-kind distributions on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs. On August 4, 2006, our board of directors declared a $0.05 per common share special distribution and a $0.09 per common share quarterly distribution. Both distributions were paid to stockholders on September 1, 2006. On November 30, 2006, our board of directors declared and paid a $0.20 per common share quarterly distribution. We anticipate making, for our first fiscal quarter this year, a distribution of $0.10 per common share to the holders of our common shares immediately prior to this offering. We anticipate that our next declared quarterly distribution following this offering will be paid on or about May 31, 2007.

See “Distributions” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Determining Distributions to Stockholders.”

Warrants

Our outstanding warrants are exercisable upon the completion of this offering, subject to a lock-up period with respect to common shares received upon exercise of warrants of 90 calendar days immediately following this offering. Each warrant will entitle the holder thereof to purchase one common share at the exercise price of $15.00 per common share. All warrants will expire on the day before the sixth anniversary of this offering. No fractional warrant shares will be issued upon exercise of the warrants. We will pay to the holder of the warrant at the time of exercise an amount in cash equal to the current market value of any such fractional warrant shares. Our stockholders ratified the warrants issued in connection with our bridge financing and granted us the authority to issue additional warrants to purchase common shares, subject to certain conditions, at a special meeting held on January 4, 2007.

Exemptive Relief

Our Advisor and TYG have applied to the SEC for exemptive relief to permit TYG, TYY, TYN, us and our and their respective affiliates to take certain actions that otherwise would be prohibited by the 1940 Act. Unless and until we obtain an exemptive order, we will not co-invest with our affiliates in negotiated private placement transactions. We cannot guarantee that the requested relief will be granted by the SEC. Unless and until we obtain an exemptive order, our Advisor will not co-invest its proprietary accounts or other clients’ assets in negotiated private transactions in which we invest. Until we receive exemptive relief, our Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $79.5 million after deducting both the sales load (underwriting discount) and estimated offering expenses, totaling approximately $6.6 million, paid by us. We will use approximately $18.9 million of the net proceeds to redeem the preferred stock issued in our bridge financing, as required by its terms, approximately $11.5 million of the net proceeds to repay the outstanding balance of our secured revolving credit facility with U.S. Bank, and the remainder of the net proceeds to make investments in accordance with our investment objective and for temporary working capital needs. The funds we borrow under the credit facility accrue interest at a rate equal to 1.75% plus the one month LIBOR quoted by U.S. Bank from Telerate Page 3750, which interest rate was 7.08% as of January 31, 2007. The credit facility expires on December 12, 2007. We anticipate that substantially all of the net proceeds of this offering will be used, as described above, within six to nine months; however, it could take a longer time to invest substantially all of the net proceeds. We have not allocated any portion of the net proceeds of this offering to any particular investment.

Pending investment, we expect the net proceeds of this offering will initially be invested in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

DISTRIBUTIONS

On August 4, 2006, our board of directors declared a $0.05 per common share special distribution and a $0.09 per common share quarterly distribution. The special distribution was declared for the period from our inception through our second fiscal quarter and the quarterly distribution was declared for our third fiscal quarter. Both distributions were paid to stockholders on September 1, 2006. On November 30, 2006, our board of directors declared and paid a $0.20 per common share quarterly distribution. We anticipate making, for our first fiscal quarter this year, a distribution of $0.10 per common share to the holders of our common shares immediately prior to this offering. We anticipate that our next declared quarterly distribution following this offering, will be paid on or about May 31, 2007.

We intend, subject to adjustment in the discretion of our board of directors, to pay out substantially all of the amounts we receive as recurring cash or paid-in-kind distributions on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs.

We intend to have an “opt out” dividend reinvestment plan following the completion of this offering. As a result, after the plan is effective, unless a stockholder opts out, distributions will be reinvested in our common shares pursuant to our dividend reinvestment plan. See “Certain U.S. Federal Income Tax Considerations” and “Dividend Reinvestment Plan.” We anticipate that only a portion of distributions we make on the common shares will be treated as taxable dividend income to our stockholders. If you are an individual citizen or resident of the United States or a United States estate or trust for U.S. federal income tax purposes and meet certain holding period and other applicable requirements, the portion of such distributions treated as taxable dividend income will be “qualified dividend income” currently subject to a maximum 15% U.S. federal income tax rate. See “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”

As a BDC, we are prohibited from paying distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act. Distributions also may be limited by the terms of any of our borrowings. It is our objective to invest our assets and structure our borrowings so as to permit stable and consistently growing distributions. However, there can be no assurances that we will achieve that objective or that our results will permit the payment of any cash distributions. For a more detailed discussion, see “Regulation.” See also “Certain U.S. Federal Income Tax Considerations.”

CAPITALIZATION

The following table sets forth (i) our actual capitalization as of November 30, 2006, (ii) our capitalization as adjusted to reflect our investments in Quest Midstream Partners, LP and Millenium Midstream Partners, LP, $11.5 million outstanding under our secured revolving credit facility and the issuance of our Series A redeemable preferred stock, and (iii) our capitalization as further adjusted to reflect the effects of the sale of our common shares in this offering, less the sales load (underwriting discounts) and offering expenses payable by us, repayment of the outstanding balance of our credit facility, and the redemption of our Series A redeemable preferred stock. You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in this prospectus.

	Actual
	November 30,
	2006	As adjusted		As further adjusted

Short-term investments	$5,431,414	$431,409		$49,422,414
Investments	37,144,100	72,144,100	(2)	72,144,100	(2)
Short-Term Debt:
Secured line of credit facility	—	11,500,000	(3)	—
Preferred Shares
Preferred shares, $0.001 par value, 10,000,000 shares authorized; 0 shares issued and outstanding actual; 1,233,333 issued and outstanding as adjusted; 0 shares issued and outstanding as further adjusted	—	18,499,995	(4)	—
Net Assets Applicable to Common Stockholders Consist of
Warrants, no par value, 5,000,000 authorized; 772,124 issued and outstanding actual; 957,130 issued and outstanding as adjusted; 957,130 issued and outstanding as further adjusted	$—	$—		$—
Capital Stock, $0.001 par value, 100,000,000 shares authorized; 3,088,596 shares issued and outstanding actual; 3,088,596 shares issued and outstanding as adjusted; 8,828,596 shares issued and outstanding as further adjusted(1)	3,089	3,089		8,829
Additional paid-in capital	42,122,550	42,122,550		121,589,810
Accumulated net investment loss, net of income tax benefit	—	—		(298,840	)(5)
Accumulated realized loss, net of income tax benefit	(906)	(906)		(906)
Net unrealized gain on investments, net of deferred tax expense	203,669	203,669		203,669

Net assets applicable to common stockholders	$42,328,402	$42,328,402		$121,502,562

(1)	Excludes common shares that may be issued pursuant to underwriter’s overallotment option and that are issuable upon the exercise of outstanding warrants.

(2)	Represents a $17,500,000 investment in Quest Midstream Partners, LP and a $17,500,000 investment in Millennium Midstream Partners, LP., each valued at its purchase price.

(3)	Represents approximate amount outstanding as of January 31, 2007.

(4)	Represents issuance of 1,233,333 Series A redeemable preferred shares in our bridge financing completed in December 2006.

(5)	Represents the after tax impact of the 2% redemption premium on our Series A redeemable preferred stock and the costs of the issuance of our Series A redeemable preferred stock.

DILUTION

Our net asset value as of November 30, 2006 was approximately $42.3 million, or $13.70 per common share. Net asset value per share represents the amount of our total assets minus our total liabilities, divided by the 3,088,596 common shares that were outstanding on November 30, 2006, excluding the effect of any warrants.

After giving effect to the sale of 5,740,000 common shares in this offering, deducting the sales load (underwriting discount) and estimated offering expenses payable by us, repayment of the outstanding balance of our credit facility, and the redemption of our Series A redeemable preferred stock, our net assets as of November 30, 2006 would have been approximately $121.5 million, or $13.76 per share. This represents an immediate increase in net asset value of $0.06 per share to our existing stockholders and an immediate dilution of $1.24 per share to new investors who purchase common shares in the offering at the assumed initial public offering price. The following table shows this immediate per share dilution:

Initial public offering price per common share	$15.00
Net asset value per common share as of November 30, 2006, before giving effect to this offering	$13.70
Increase in net asset value per common share attributable to investors in this offering	$0.06
Net asset value per common share after this offering	$13.76
Dilution per common share to new investors	$1.24

The following table summarizes, as of November 30, 2006, the number of common shares purchased, the total consideration paid and the average price per share paid by existing stockholders and to be paid by new investors purchasing common shares in this offering, before deducting the sales load and estimated offering expenses payable by us. This table does not assume the exercise of any outstanding warrants or the exercise of the underwriters’ overallotment option.

	Common Shares Purchased		Total Consideration		Average Price
	Number	Percent	Amount	Percent	Per Share

Existing stockholders	3,088,596	35%	$46,305,915	35%	$14.99
New investors	5,740,000	65%	$86,100,000	65%	$15.00

Total	8,828,596	100%	$132,405,915	100%

To the extent the underwriters’ overallotment option is exercised, or any outstanding warrants are exercised, there will be further reduction in the percentage of our common shares held by new investors.

The following table summarizes, as of November 30, 2006, the same information set forth in the table above, except, that the table below assumes the exercise of all outstanding warrants at the price of $15.00 per share and the full exercise of the underwriters’ overallotment option.

	Common Shares Purchased		Total Consideration		Average Price
	Number	Percent	Amount	Percent	Per Share

Existing stockholders	4,045,726	38%	$60,662,865	38%	$14.99
New investors	6,601,000	62%	$99,015,000	62%	$15.00

Total	10,646,726	100%	$159,677,865	100%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors,” “Forward-Looking Statements” and elsewhere in this prospectus.

Overview

We invest primarily in privately-held and micro-cap public energy companies focused on the midstream and downstream segments, and to a lesser extent the upstream segment. We believe companies in the energy infrastructure sector generally produce stable cash flows as a result of their fee-based revenues and have limited direct commodity price risk. Our goal is to provide our stockholders with a high level of total return, with an emphasis on dividends and dividend growth. We invest primarily in the equity securities of companies that we expect to pay us distributions on a current basis and provide us distribution growth.

We have elected to be regulated as a BDC under the 1940 Act. As a BDC, we are subject to numerous regulations and restrictions. Unlike most investment companies, we are, and intend to continue to be, taxed as a general business corporation under the Code. See “Certain U.S. Federal Income Tax Considerations — Federal Income Taxation of the Company.”

Critical Accounting Policies

The financial statements included in this prospectus are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex or subjective judgments. While our critical accounting policies are discussed below, Note 2 in the notes to our financial statements included in this prospectus provides more detailed disclosure of all of our significant accounting policies.

Valuation of Portfolio Investments

We intend to invest primarily in illiquid securities that generally will be subject to restrictions on resale, will have no established trading market and will be valued on a quarterly basis. Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale. Because of the inherent uncertainty of valuation, the fair values of such investments, which will be determined in accordance with procedures approved by our board of directors, may differ materially from the values that would have been used had a ready market existed for the investments. See “Determination of Net Asset Value.”

Interest and Fee Income Recognition

Interest income will be recorded on an accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest, we will accrue interest income during the life of the investment, even though we will not necessarily be receiving cash as the interest is accrued. Commitment and facility fees generally will be recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service, consulting and management service fees for services rendered to portfolio companies generally will be recognized as income when services are rendered.

Security Transactions and Investment Income Recognition

Security transactions will be accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses will be reported on an identified cost basis. Distributions received from our investments in limited partnerships generally are comprised of ordinary income, capital gains and return of capital from the limited partnerships. We record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each limited partnership and/or other industry sources. These estimates may subsequently be revised based on information received from the limited partnerships after their tax reporting periods are concluded, as the actual character of these distributions are not known until after our fiscal year-end.

Federal and State Income Taxation

We, as a corporation, are obligated to pay federal and state income tax on our taxable income. Our tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Portfolio and Investment Activity

We were formed as a Maryland corporation on September 8, 2005, commenced business operations December 8, 2005, completed a private placement of common shares and warrants on January 9, 2006 and completed a private placement of our Series A redeemable preferred stock and warrants in December 2006. As of January 31, 2007, our investment portfolio totaled $72.2 million, including equity investments in six portfolio companies representing approximately $67.6 million and a subordinated debt investment in one portfolio company representing $4.6 million.

In addition, as of January 31, 2007, we have entered into a term sheet with a prospective new portfolio company for a $15.0 million equity investment (of which we expect to identify one or more other investors to invest up to $7.0 million) in the midstream segment of the energy infrastructure sector. In addition, our Advisor’s investment committee has approved an additional $0.5 million equity investment and an additional $2.5 million debt investment in Mowood, LLC. These investments are subject to finalization of our due diligence and approval process, as well as negotiation of definitive agreements with each prospective portfolio company and, as a result, may not result in completed investments. See “Portfolio Companies.”

Our investments are expected to range between $5.0 million and $20.0 million per investment, although investment sizes may be smaller or larger than this targeted range. We currently expect our debt investments generally to have a term of five to ten years and to bear interest at either a fixed or floating rate.

Results of Operations

Distributions Received from Investments

We generate revenues in the form of capital gains and distributions on distribution-paying equity securities, warrants, options, or other equity interests that we have acquired in our portfolio companies, and in the form of interest payable on the debt investments that we hold. We intend to acquire equity securities that pay cash distributions on a recurring or customized basis. In some cases we may structure equity investments to provide that distributions are not payable in cash, or entirely in cash, but are instead payable in securities of the issuer. We intend to structure any debt investments to provide for quarterly interest payments. In addition to the cash yields received on any loans we make, in some instances such loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees, any of which may be required to be included in our taxable income prior to receipt. In some cases we may structure debt investments to provide that interest is not payable in cash, or not entirely in cash, but is instead payable in securities of the issuer or is added to the principal of the debt. The amortization of principal on our debt investments may be deferred until maturity. We also expect to generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees.

After our formation on September 8, 2005, we completed our initial financing through a private placement of common shares and warrants on January 9, 2006. As a result, there is no period with which to compare our results of operations for the period from September 8, 2005 through November 30, 2005 or the fiscal quarters ended February 28, 2006, May 31, 2006, August 31, 2006 and November 30, 2006, or the fiscal year ended November 30, 2006.

Total investment income for the period from commencement of our operations through November 30, 2006 was $2,119,843. Of this amount, $1,210,120 was received from short term investments and $909,723 was received as interest income, fee income and gross distributions from portfolio company investments. We expect to generate additional investment income as we invest the net proceeds of this offering in U.S. energy infrastructure companies.

Expenses

As an externally managed investment company, our operating expenses consist primarily of the advisory fee, other administrative operating expenses and income taxes. Expenses during the period from December 8, 2005 through November 30, 2006 totaled $995,145. This amount consisted mainly of advisory fees of $634,989, professional fees of $205,018, director’s fees of $69,550 and other general and administrative expenses. The net current and deferred tax expense during the period from December 8, 2005 through November 30, 2006 totaled $516,055.

Determining Distributions to Stockholders

Our portfolio generates cash flow to us in the form of interest, distributions, and gain, loss and return of capital. When our board of directors determines the amount of any distribution we expect to pay our stockholders, it will review amounts generated by our investments, less our total expenses. The total amounts generated by our investments consists of both total income and return of capital, as we expect to invest in some entities generating distributions to us that include a return of capital component for accounting and tax purposes on our books. The total income received from our investments includes the amount received by us as cash distributions from equity investments, paid-in-kind distributions, and dividend and interest payments. Our total expenses includes current or anticipated operating expenses, and total leverage costs, if any.

On August 4, 2006, our board of directors declared a $0.05 per common share special distribution and a $0.09 per common share quarterly distribution. The special distribution was declared for the period from our inception through our second fiscal quarter and the quarterly distribution was declared for our third fiscal quarter. Both distributions were paid to stockholders on September 1, 2006. On November 30, 2006, our board of directors declared and paid a $0.20 per common share quarterly distribution. We anticipate making, for our first full fiscal quarter this year, a distribution of $0.10 per common share to the holders of our common shares immediately prior to this offering. We anticipate that our next declared quarterly distribution following this offering, will be paid on or about May 31, 2007. Our board of directors will review the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. See “Distributions.”

Taxation of our Distributions

We have invested, and intend to invest, primarily in partnerships and limited liability companies treated as partnerships for tax purposes, which generally have larger distributions of cash than the taxable income which they generate. Accordingly, we anticipate that the distributions we receive typically will include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in any year generally will differ from our taxable income for that year, as such distributions may include the distribution of current year taxable income and returns of capital. See “Certain U.S. Federal Income Tax Considerations — Federal Income Taxation of the Company.”

Unlike most investment companies, we have not elected, and do not intend to elect, to be treated as a RIC under the Code. Therefore, we are, and intend to continue to be, obligated to pay federal and applicable state corporate income taxes on our taxable income. On the other hand, we are not subject to the Code’s diversification rules limiting the assets in which a RIC can invest. In addition, we are not subject to the Code’s restrictions on the types of income that a RIC can recognize without adversely affecting its election to be treated as a RIC, allowing us the ability to invest in operating entities treated as partnerships for tax purposes, which we believe provide attractive investment opportunities. Finally, unlike a RIC, we are not effectively required by the Code to distribute substantially all of our income and capital gains. See “Certain U.S. Federal Income Tax Considerations.” Unless a stockholder elects otherwise, following completion of this offering, our distributions will be reinvested in additional common shares through our dividend reinvestment plan. See “Dividend Reinvestment Plan.”

We believe that reinvesting gains inside our company will enable us to grow our distributions to our stockholders, which will offer them an opportunity for an attractive total return. We may, in the future, make actual distributions to our stockholders of some or all of such net long-term capital gains. See “Certain U.S. Federal Income Tax Considerations.”

Liquidity and Capital Resources

We raised approximately $46.3 million of gross proceeds ($42.5 million of net proceeds) through sales of 3,088,596 common shares and 772,124 warrants, the last of which occurred on January 9, 2006. On December 13, 2006, we entered into a $15.0 million secured revolving credit facility with U.S. Bank. On January 17, 2007, the credit facility was amended to permit us to borrow up to $20.0 million. As of January 31, 2007, we had borrowed approximately $11.5 million under the credit facility. We raised an additional $18.4 million of net proceeds for investment purposes in December 2006 in a bridge financing in which we issued 1,233,333 shares of Series A redeemable preferred stock and warrants to purchase 185,006 of our common shares.

We must redeem the preferred stock upon completion of this offering. The price at which each share of preferred stock is to be redeemed is equal to the original issue price ($15.00) plus (i) all accrued and unpaid dividends, and (ii) a redemption premium equal to 2% of the original issue price.

As of January 31, 2007, we have invested a total of $72.2 million in six portfolio companies. In addition, as of January 31, 2007, we have entered into a term sheet with a prospective new portfolio company for a $15.0 million equity investment (of which we expect to identify one or more other investors to invest up to $7.0 million) in the midstream segment of the energy infrastructure sector. Our Advisor’s investment committee has also approved an additional $0.5 million equity investment and an additional $2.5 million debt investment in Mowood, LLC. These investments are subject to finalization of our due diligence and approval process, as well as negotiation of definitive agreements with each prospective portfolio company and, as a result, may not result in completed investments. See “Portfolio Companies.”

We expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act and our current credit facility. We generally may not issue additional common shares at a price below our net asset value (net of any sales load (underwriting discount)) without first obtaining approval of our stockholders and board of directors. Our stockholders granted us the authority to sell our common shares below net asset value, subject to certain conditions. This authority extends through our 2008 annual meeting, currently expected to occur in April 2008. We are restricted in our ability to incur additional debt by the terms of our credit facility.

Borrowings

On December 13, 2006, we entered into a $15.0 million secured revolving credit facility with U.S. Bank. On January 17, 2007, the credit facility was amended to permit us to borrow up to $20.0 million. As of January 31, 2007, we had borrowed approximately $11.5 million under the credit facility. Our obligation to repay U.S. Bank for any amounts borrowed under the credit facility is secured by a lien on all of our assets. We intend to repay all outstanding indebtedness under the credit facility immediately following the receipt of the proceeds of this offering, as required pursuant to the terms of the credit facility. For 120 days following such repayment, U.S. Bank is not obligated to allow us to draw on the credit facility. The funds we borrow under the credit facility accrue interest at a rate equal to 1.75% plus the one month LIBOR quoted by U.S. Bank from Telerate Page 3750, which interest rate was 7.08% as of January 31, 2007. The credit facility expires on December 12, 2007 and contains a covenant precluding us from incurring additional debt.

In the future we may fund additional investments through borrowings from banks or other lenders, issuing debt securities, or by creating a wholly-owned subsidiary that issues debentures to the SBA through an SBA program. On March 31, 2006, an application to be licensed by the SBA as a SBIC under Section 301(c) of the Small Business Investment Company Act of 1958 was filed on behalf of our to-be-formed wholly-owned subsidiary. If we are able to obtain financing under such program, we will be subject to regulation and oversight by the SBA, including requirements that we maintain certain minimum financial ratios, that our subsidiary invest in portfolio companies that do not exceed certain average net income or net worth guidelines established by the SBA, and other covenants imposed by the SBA. There can be no assurances that we will be able to incur debt on terms acceptable to us, obtain a SBIC license or be able to participate in the SBA-sponsored debenture program. See “Risk Factors — Risks Related to Our Operations — If a wholly-owned subsidiary of ours becomes licensed by the U.S. Small Business Administration, we, and that subsidiary, will be subject to SBA regulations.”

Contractual Obligations

We have entered into an investment advisory agreement with our Advisor pursuant to which our Advisor has agreed to: (i) serve as our investment advisor in exchange for the consideration set forth therein; (ii) furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and to provide on our behalf managerial assistance to certain of our portfolio companies; and (iii) grant us a non-exclusive royalty-free license to use the “Tortoise” name and other intellectual property. See “Advisor — Investment Advisory Agreement.”

Payments under the investment advisory agreement in future periods will consist of: (i) a base management fee based on a percentage of the value of our Managed Assets, and (ii) an incentive fee, based on our investment income and our net capital gains. Our Advisor waived the portion of the incentive fee based on investment income until December 8, 2006. Our Advisor, and not us, pays the compensation and allocable routine overhead expenses of all investment professionals of its staff. Pursuant to the investment advisory agreement, we also pay our Advisor an amount equal to our allocable portion of overhead and certain other expenses incurred by our Advisor in performing its obligations under the investment advisory agreement. No payments are due with respect to the license granted to us under the investment advisory agreement. See “Advisor — Investment Advisory Agreement — Management Fees.”

The investment advisory agreement may be terminated: (i) by us without penalty upon not more than 60 days written notice to the Advisor, or (ii) by the Advisor without penalty upon not less than 60 days written notice to us.

Our Advisor has also entered into a sub-advisory agreement with Kenmont. Kenmont is an investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which we have the opportunity to invest. Kenmont Special Opportunities Master Fund LP purchased 666,666 of our common shares and 166,666 of our warrants in our private placement completed in January 2006 and purchased 536,666 shares of our Series A redeemable preferred stock and 80,500 of our warrants to purchase common shares in our bridge financing completed in December 2006. Kenmont Special Opportunities Master Fund LP subsequently transferred 161,500 of our common shares and 40,400 of our warrants to its affiliate, Man Mac Miesque 10 B, Limited Ltd. Man Mac Miesque 10 B, Limited Ltd. purchased 230,000 shares of our Series A redeemable preferred stock and 34,500 of our warrants to purchase common shares in our bridge financing in December 2006. Pursuant to the sub-advisory agreement with Kenmont, Kenmont (i) assists in identifying potential investment opportunities, subject to the right of Kenmont to first show investment opportunities that it identifies to other funds or accounts for which Kenmont is the primary advisor, (ii) assists, as requested by our Advisor but subject to a limit of 20 hours per month, in the analysis of investment opportunities, and (iii) if requested by our Advisor, will assist in hiring an additional investment professional for the Advisor who will be located in Houston, Texas and for whom Kenmont will make office space available. Kenmont does not make any investment decisions on our behalf, but will recommend potential investments to, and assist in the investment analysis undertaken by, our Advisor. Our Advisor compensates Kenmont for the services it provides to us. Our Advisor indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Kenmont will be indemnified by the Advisor for certain claims related to the services it provides and obligations assumed under the sub-advisory agreement. In addition to any termination rights we may have under the 1940 Act, the sub-advisory agreement between the Advisor and Kenmont may be terminated by our Advisor in limited circumstances.

We have also entered into an administration agreement with our Advisor pursuant to which our Advisor will act as our administrator and perform (or oversee or arrange for the performance of) the administrative services necessary for our operation, including, without limitation, providing us with equipment, clerical, book-keeping and record-keeping services. For these services we pay our Advisor a fee equal to 0.07% of our aggregate average daily managed assets up to and including $150 million, 0.06% of our aggregate average daily managed assets on the next $100 million, 0.05% of our aggregate average daily managed assets on the next $250 million and 0.02% on the balance of our aggregate average daily managed assets. This administration agreement was unanimously approved by our board of directors, including our independent directors, on November 13, 2006.

The following table summarizes our significant contractual payment obligations as of January 31, 2007.

	Payments Due by Year
							After
($ in millions)	Total	2007	2008	2009	2010	2011	2011

Secured revolving credit facility(1)	$11.5	$11.5
Series A redeemable preferred stock(2)	$18.9	$18.9

Total contractual obligations	$30.4	$30.4

(1)	At January 31, 2007, the outstanding balance under the credit facility was $11.5 million. The credit facility expires on December 12, 2007.

(2)	We must redeem the preferred stock upon the completion of this offering, at which time we will pay a 2% redemption premium and $15.00 per share.

Other than the investment advisory agreement and the administration agreement with our Advisor, we do not have any off-balance sheet arrangement that has or is reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources.

Quantitative and Qualitative Disclosure About Market Risk

Our business activities contain elements of market risk. We consider changes in interest rates and the effect such changes can have on the valuations of distribution-paying equity securities and fixed rate debt securities to be our principal market risk. We consider the management of risk essential to conducting our businesses. Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income is affected by changes in various interest rates, including LIBOR and prime rates.

SENIOR SECURITIES

The following table sets forth information about our outstanding senior securities as of January 31, 2007, based on our total assets as of November 30, 2006 plus the value, at cost, of the investments made since that time. The “ — ” indicates information which is not required to be disclosed for certain types of senior securities.

			Involuntary
	Total Amount		Liquidation
	Outstanding Exclusive	Asset Coverage	Preference	Average Market
Title of Securities	of Treasury Securities	per Unit(1)	per Unit(2)	Value per Unit(3)

Series A Redeemable Preferred Stock(4)	$18,499,995	$38.66	$15.00 (5)	n/a
Secured Revolving Credit Facility(6)	$11,500,000	$6,724	$—	n/a

(1)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnotes 2 and 5). The Asset Coverage per Unit for our Series A redeemable preferred stock is expressed in terms of dollar amount per share and is calculated by multiplying the coverage ratio by the $15.00 per share liquidation preference.

(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(3)	Not applicable, as senior securities are not registered for public trading.

(4)	In December 2006 we issued 1,233,333 shares of Series A redeemable preferred stock in a bridge financing. We intend to redeem the outstanding preferred stock immediately following the receipt of the proceeds of this offering.

(5)	In the event of our liquidation, either voluntary or involuntary, the holders of Series A redeemable preferred stock are entitled to receive, prior and in preference to any distribution of any of our assets to the holders of common shares or any other class or series of our capital stock by reason of their ownership thereof, an amount per share equal to $15.00, plus all accrued and unpaid cumulative dividends thereon to the date of liquidation.

(6)	On December 13, 2006, we entered into a $15.0 million secured revolving credit facility with U.S. Bank. On January 17, 2007, the credit facility was amended to permit us to borrow up to $20.0 million. We intend to repay all outstanding indebtedness under the credit facility immediately following the receipt of the proceeds of this offering.

THE COMPANY

We invest primarily in privately-held and micro-cap public energy companies focused on the midstream and downstream segments, and to a lesser extent the upstream segment. We believe companies in the energy infrastructure generally produce stable cash flows as a result of their fee-based revenue and limited direct commodity price risk. Our goal is to provide our stockholders with a high level of total return, with an emphasis on dividends and dividend growth. We invest primarily in the equity securities of companies that we expect to pay us distributions on a current basis and provide us distribution growth. Under normal conditions, we intend to invest at least 90% of our total assets (including assets obtained through leverage) in companies in the energy infrastructure sector. Companies in the energy infrastructure sector include (i) companies that derive a majority of their revenues from activities within the downstream, midstream and upstream segments of the energy infrastructure sector, and (ii) companies that derive a majority of their revenues from providing products or services to such companies.

Companies in the midstream segment of the energy infrastructure sector engage in the business of transporting, processing or storing natural gas, natural gas liquids, coal, crude oil, refined petroleum products and renewable energy resources. Companies in the downstream segment of the energy infrastructure sector engage in distributing or marketing such commodities and companies in the upstream segment of the energy infrastructure sector engage in exploring, developing, managing, or producing such commodities. Our investments are expected to range between $5.0 million and $20.0 million per investment, although investment sizes may be smaller or larger than this targeted range.

We raised approximately $46.3 million of gross proceeds ($42.5 million of net proceeds) through sales of 3,088,596 common shares and 772,124 warrants, the last of which occurred on January 9, 2006. On December 13, 2006, we entered into a $15.0 million secured revolving credit facility with U.S. Bank. On January 17, 2007, the credit facility was amended to permit us to borrow up to $20.0 million. As of January 31, 2007, we had borrowed approximately $11.5 million under the credit facility. We raised an additional $18.4 million of net proceeds for investment purposes in December 2006 in a bridge financing in which we issued 1,233,333 shares of Series A redeemable preferred stock and warrants to purchase 185,006 of our common shares. As of January 31, 2007, we have invested a total of $72.2 million in six companies in the U.S. energy infrastructure sector. Of the $72.2 million, we have invested $67.7 million in the midstream and downstream segments of the U.S. energy infrastructure sector and $4.5 million in the upstream segment of the U.S. energy infrastructure sector.

The following table summarizes our investments in portfolio companies as of January 31, 2007. All of our investment securities were purchased directly from the portfolio company. Both Eagle Rock Energy Partners, L.P. and Legacy Reserves LP are publicly-traded.

			Expected
			Current
Company (Segment)	Principal Business	Funded Investment	Yield

Eagle Rock Energy Partners, L.P. (Midstream)	Parent holding company of Eagle Rock Pipeline, L.P., a gatherer and processor of natural gas in north and east Texas	$8.6 million in unregistered LP Interests(1) $3.5 million in registered LP Interests(1)	8.0	%(2) 7.6%(2)
High Sierra Energy, LP Midstream)	Diversified midstream operations primarily in Colorado, Wyoming and Florida	$14.8 million in LP Interests $0.2 million in GP option(3)	9.9	%(2) n/a
Quest Midstream Partners, LP (Midstream)	Operator of natural gas gathering pipeline network	$17.5 million in LP Interests	9.2	%(2)
Millennium Midstream Partners, LP (Midstream)	Gatherer and processor of natural gas in Texas, Louisiana and offshore Gulf of Mexico	$17.5 million in LP Interests and incentive distribution rights	8.5	%(2)
Mowood, LLC (Downstream)	Natural gas distribution with in central Missouri Department of Defense contract through 2014	$1.0 million in LLC Units $4.6 million in unsecured subordinated debt	10.0	%(4) 12.0%
Legacy Reserves LP (Upstream)	Oil and natural gas exploitation and development in the Permian Basin	$4.5 million in registered LP Interests(5)	9.6	%(2)

	Total Investments	$72.2 million

(1)	On March 27, 2006 we purchased $12.5 million in LP Interests in Eagle Rock Pipeline, L.P. (“Eagle Rock Pipeline”). In connection with the initial public offering on October 24, 2006 of Eagle Rock Energy Partners, L.P. (“Eagle Rock Energy”), the parent of Eagle Rock Pipeline, 100% of our LP Interests in Eagle Rock Pipeline were converted into 498,847 unregistered common units representing LP Interests in Eagle Rock Energy. At the time of the initial public offering of Eagle Rock Energy, we also received a distribution of approximately $3.4 million in cash on our LP Interest in Eagle Rock Pipeline and purchased, for approximately $3.5 million, 185,000 freely tradable common units from Eagle Rock Energy. On November 21, 2006, the underwriters of Eagle Rock Energy’s initial public offering partially exercised their option to purchase additional common units. Eagle Rock Energy used a portion of the proceeds of that sale to redeem 24,776 of our unregistered common units, resulting in a distribution to us of approximately $0.5 million.

(2)	The expected current yield has been calculated by annualizing the most recent or anticipated recurring distribution and dividing by the amount invested in the underlying security. Actual distributions to us are based on each company’s available cash flow. Distributions may be above or below the expected current yield.

(3)	In addition to our purchase of LP Interests, we also obtained an option to buy 3% of the general partner of High Sierra Energy, LP, High Sierra Energy GP, LLC. The option may be exercised anytime prior to May 2, 2007.

(4)	Represents an equity distribution on our invested capital. We expect that, subject to cash availability, such equity distributions will recur on an annual basis at or above such yield.

(5)	Our LP Interests have been registered for re-sale and will be freely transferable on March 28, 2007.

As of January 31, 2007, we have entered into a term sheet with a prospective new portfolio company for a $15.0 million equity investment (of which we expect to identify one or more other investors to invest up to $7.0 million) in the midstream segment of the energy infrastructure sector. In addition, our Advisor’s investment committee has approved an additional $0.5 million equity investment and an additional $2.5 million debt investment in Mowood, LLC. We currently expect to fund these investments from our credit facility and the proceeds of this offering. The consummation of each investment will depend upon satisfactory completion of our due diligence investigation of the prospective portfolio company, our confirmation and acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in a form mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents. At this time, the final forms of our investments remain subject to additional negotiations with these companies. Accordingly, we cannot assure you that such investments will be completed.

We are an externally managed, non-diversified closed end investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are subject to numerous regulations and restrictions.

Our Advisor

We are managed by Tortoise Capital Advisors, a registered investment advisor specializing in the energy infrastructure sector that had approximately $2.0 billion of assets under management on November 30, 2006, including the assets of three publicly traded closed-end management investment companies focused on the energy infrastructure sector. Our Advisor’s aggregate managed capital is among the largest of investment advisors managing closed-end management companies focused on the energy infrastructure sector. Our Advisor created TYG, the first publicly traded closed-end management company focused primarily on investing in MLPs in the energy infrastructure sector. Our Advisor also manages TYY, a publicly traded closed-end management company focused primarily on investing in MLPs and their affiliates in the energy infrastructure sector, and TYN, a publicly traded closed-end management company focused primarily on energy infrastructure investments in public companies in the United States and in Canada. Our Advisor has no prior experience managing a BDC, and we are subject to different regulations than the other closed-end management investment companies managed by our Advisor. The members of our Advisor’s investment committee have an average of 20 years of financial investment experience.

Our Advisor is controlled by Kansas City Equity Partners, L.C. (“KCEP”) and Fountain Capital.

Our Advisor has 20 full time employees. Four of our Advisor’s senior investment professionals are responsible for the origination, negotiation, structuring and managing of our investments. These four senior investment professionals have over 70 years of combined experience in energy, leveraged finance and private equity investing. Each of our Advisor’s investment decisions will be reviewed and approved by its investment committee, which also acts as the investment committee for TYG, TYY and TYN. TYG, TTY and TYN generally target investments in publicly traded companies with market capitalizations in excess of $250 million. We generally target investments in companies that are privately-held or have market capitalizations of less than $250 million, and that are earlier in their state of development. If TYG, TYY or TYN were ever to target investment opportunities similar to ours, our Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies and in accordance with written allocation policies of our Advisor, so that we will not be disadvantaged in relation to any other client. See “Risk Factors — Risks Related to Our Operations.”

Our Advisor has retained Kenmont as a sub-advisor. Kenmont is a Houston, Texas-based registered investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts to us and enhances our number and range of potential investment opportunities. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms. Kenmont has no prior experience managing a BDC. Our Advisor compensates Kenmont for the services it provides to us. Our Advisor also indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Affiliates of Kenmont will own approximately 7.6% of our outstanding common shares upon completion of this offering and will own warrants to purchase an additional 281,666 of our common shares. In addition, affiliates of Kenmont own 766,666 shares of our Series A redeemable preferred stock. We intend to redeem all of our outstanding preferred stock with the proceeds of this offering. See “Advisor — Sub-Advisor Arrangement.”

U.S. Energy Infrastructure Sector Focus

We pursue our investment objective by investing principally in a portfolio of privately-held and micro-cap public companies in the U.S. energy infrastructure sector. The energy infrastructure sector can be broadly categorized as follows:

•	Midstream — the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

•	Downstream — the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas, natural gas liquids, propane and gasoline, to end-user customers, and customers engaged in the generation, transmission and distribution of power and electricity.

•	Upstream — the development and extraction of energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs as well as from renewable sources, including agricultural, thermal, solar, wind and biomass.

We focus our investments in the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector. We also intend to allocate our investments among asset types and geographic regions within the U.S. energy infrastructure sector.

We believe that the midstream segment of the U.S. energy infrastructure sector will provide attractive investment opportunities as a result of the following factors:

•	Strong Supply and Demand Fundamentals. The U.S. is the largest consumer of crude oil and natural gas products, the third largest producer of crude oil and the second largest producer of natural gas products in the world. The United States Department of Energy’s Energy Information Administration, or EIA, annually projects that domestic natural gas and refined petroleum products consumption will increase by 0.8% and 1.1%, respectively, through 2030. The midstream energy infrastructure segment provides the critical link between the suppliers of crude oil, natural gas, refined products and other forms of energy, whether domestically-sourced or imported, and the end-user. Midstream energy infrastructure companies are typically asset-intensive, with minimal variable cost requirements, providing operating leverage that allows them to generate attractive cash flow growth even with limited demand-driven or supply-driven growth.

•	Substantial Capital Requirements. We believe, based on industry sources, that approximately $20 billion of capital was invested in the midstream segment of the U.S. energy infrastructure sector during 2006. We believe that additional capital expenditures in the U.S. energy infrastructure sector will result from the signing of the Energy Policy Act of 2005 on August 8, 2005, which incorporates a number of incentives for additional investments in the energy infrastructure sector including business investment tax credits and accelerated tax depreciation.

•	Substantial Asset Ownership Realignment. We believe that in the midstream and downstream segments of the U.S. energy infrastructure sector, the acquisition and divestiture market has averaged approximately $34 billion of annual transactions between 2001 and 2006. We believe that such activity, particularly in the midstream segment, will continue as: larger integrated companies with high cost structures continue to divest energy infrastructure assets to smaller, more entrepreneurial companies; MLPs continue to pursue acquisitions to drive distribution growth; and private equity firms seek to aggregate midstream U.S. energy infrastructure assets for contribution to existing or newly-formed MLPs or other public or private entities.

We believe the downstream segment of the U.S. energy infrastructure sector also will provide attractive investment opportunities as a result of the following factors:

•	Strong Demand Fundamentals. We believe that long-term projected growth in demand for the natural gas and refined petroleum products delivered to end-users by the downstream segment of the U.S. energy infrastructure sector, combined with the 1.5% annual growth in domestic power consumption projected by the EIA through 2030, will result in continued capital expenditures and investment opportunities in the downstream segment of the U.S. energy infrastructure sector.

•	Requirements to Develop New Downstream Infrastructure. With the trend towards increased heavy crude supply, high “light-heavy” crude oil pricing differentials and the impact of recent domestic capital-intensive environmental mandates, we believe that existing downstream infrastructure will require new capital investment to maintain an aging asset base as well as to upgrade the asset base to respond to the evolution of supply and environmental regulations.

•	Substantial Number of Downstream Companies. There are numerous domestic companies in the downstream segment of the U.S. energy infrastructure sector. For example, it is estimated by industry sources that over 8,000 retail propane companies operate in the U.S., and the EIA reports there are 114 domestic natural gas local distribution companies. We believe the substantial number of domestic companies in the downstream segment of the U.S. energy infrastructure sector provides consolidation opportunities, particularly among propane distributors.

•	Renewable Energy Resources Opportunities. The increasing domestic demand for energy, recently passed energy legislation and the rising cost of carbon-based energy supplies have all encouraged a renewed and growing interest in renewable energy resources. We believe that downstream renewable energy resource assets will be brought on-line, particularly for producing and processing ethanol. The demand for related project financing is expected to be significant and we believe will provide investment opportunities consistent with our investment objective.

Although not part of our core focus, we believe the upstream segment of the U.S. energy infrastructure sector will benefit from strong long-term demand fundamentals and will provide attractive investment opportunities as a result of the following factors:

•	Substantial Asset Ownership Realignment. We believe that in the upstream segment of the U.S. energy infrastructure sector, the property acquisition and divestiture market has averaged $38 billion of annual transactions between 2001 and 2006. During such period, of those transactions for which values have been reported, more than 78% have a value of less than $100 million. We believe this activity has been largely independent of commodity price fluctuations, and instead, has been driven by a combination of strategic business decisions and the desire to efficiently deploy capital. We believe that the fundamental factors that drive the upstream segment of the U.S. energy infrastructure sector acquisition and divestiture market will cause the level of activity to remain consistent with historical levels for the foreseeable future.

•	Substantial Number of Small and Middle Market Companies. We believe that there are more than 900 private domestic exploration and production businesses and more than 140 publicly-listed domestic exploration and production companies. Small and middle market exploration and production companies play an important role in the upstream segment of the U.S. energy infrastructure sector, with a significant share of all domestic natural gas production and crude oil and natural gas drilling activity.

•	Increasing Importance of MLP Market for Upstream Energy Companies. We believe that there will continue to be an increasing number of MLPs operating in the upstream segment of the energy infrastructure sector. We believe that attractive investment opportunities exist in those upstream MLPs whose cash distributions allow them to reserve funds to be used for the replacement of depleted assets. We also believe that the ratio of subordinated units to common units in a typical MLP structure helps mitigate the commodity exposure of the upstream MLPs for their common unit investors.

Market Opportunity

We believe the environment for investing in privately-held and micro-cap public companies in the energy infrastructure sector is attractive for the following reasons:

•	Increased Demand Among Small and Middle Market Private Companies for Capital. We believe many private and micro-cap public companies have faced increased difficulty accessing the capital markets due to a continuing preference by investors for issuances in larger companies with more liquid securities. Such difficulties have been magnified in asset-focused and capital intensive industries such as the U.S. energy infrastructure sector. We believe that the energy infrastructure sector’s high level of projected capital expenditures and continuing acquisition and divestiture activity will provide us with numerous attractive investment opportunities.

•	Investment Activity Private Equity Capital Sponsors. We believe there is a large pool of uninvested private equity capital available for private and micro-cap public companies, including those involved in the energy infrastructure sector. Given the anticipated positive long-term supply and demand dynamics of the energy industry and the current and expected public market valuations for companies involved in certain sectors of the energy industry, private equity capital has been increasingly attracted to the energy infrastructure sector. In particular, we believe that the public market valuations of many MLPs will cause private equity firms to invest in and aggregate smaller energy infrastructure assets. We also expect those private equity firms to combine their capital with equity or mezzanine debt investors sources such as ourselves.

•	Finance Market for Small and Middle Market Energy Companies is Underserved by Many Capital Providers. We believe that many lenders have, in recent years, de-emphasized their service and product offerings to small and middle market energy companies in favor of lending to large corporate clients and managing capital markets transactions. We believe, in addition, that many capital providers lack the necessary technical expertise to evaluate the quality of the underlying assets of small and middle market private companies and micro-cap public companies in the energy infrastructure sector and lack a network of relationships with such companies.

•	Attractive Companies with Limited Access to Other Capital. We believe there are, and will continue to be, attractive companies that will benefit from private equity investments prior to a public offering of their equity, whether as an MLP or otherwise. We also believe that there are a number of companies in the midstream and downstream segments of the U.S. energy infrastructure sector with the same stable cash flow characteristics as those being acquired by MLPs or funded by private equity capital in anticipation of contribution to an MLP. We believe that many such companies are not being acquired by MLPs or attracting private equity capital because they do not produce income that qualifies for inclusion in an MLP pursuant to the applicable U.S. Federal income tax laws, are perceived by such investors as too small, or are in areas of the midstream energy infrastructure segment in which most MLPs do not have specific expertise. We believe that these companies represent attractive investment candidates for us.

Competitive Advantages

We believe that we are well positioned to meet the financing needs of the U.S. energy infrastructure sector for the following reasons:

•	Existing Investment Platform with Experience and Focus on the Energy Infrastructure Sector. We believe that our Advisor’s current investment platform provides us with significant advantages in sourcing, evaluating, executing and managing investments. On November 30, 2006, our Advisor managed investments of approximately $2.0 billion in the energy infrastructure sector, including the assets of three publicly traded closed-end management investment companies focused on the energy infrastructure sector. Our Advisor created the first publicly traded closed-end management investment company focused primarily on investing in MLPs involved in the energy infrastructure sector, and its aggregate managed capital is among the largest of those closed-end management investment company advisors focused on the energy infrastructure sector.

•	Experienced Management Team. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience. Our Advisor’s four senior investment professionals are responsible for the negotiation, structuring and managing of our investments and have over 70 years of combined experience in energy, leveraged finance and private equity investing. We believe that as a result of this extensive experience, the members of our Advisor’s investment committee and the Advisor’s senior investment professionals have developed strong reputations in the capital markets, particularly in the energy infrastructure sector, that we believe affords us a competitive advantage in identifying and investing in energy infrastructure companies.

•	Disciplined Investment Philosophy. In making its investment decisions, our Advisor intends to continue the disciplined investment approach that it has utilized since its founding. That investment approach emphasizes significant current income with the potential for enhanced returns through dividend growth, capital appreciation, low volatility and minimization of downside risk. Our Advisor’s investment process involves an assessment of the overall attractiveness of the specific subsector of the energy infrastructure segment in which a prospective portfolio company is involved; such company’s specific competitive position within that subsector; potential commodity price, supply and demand and regulatory concerns; the stability and potential growth of the prospective portfolio company’s cash flows; the prospective portfolio company’s management track record and incentive structure and our Advisor’s ability to structure an attractive investment.

•	Flexible Transaction Structuring. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we can be flexible in structuring investments and selecting the types of securities in which we invest. Our Advisor’s senior investment professionals have substantial experience in structuring investments that balance the needs of energy infrastructure companies with appropriate risk control.

•	Extended Investment Horizon. Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. These provisions often force private equity and venture capital funds to seek quicker returns on their investments through mergers, public equity offerings or other liquidity events than may otherwise be desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment funds enhances our ability to generate attractive returns on invested capital.

Targeted Investment Characteristics

We anticipate that our targeted investments will have the following characteristics:

•	Long-Life Assets with Stable Cash Flows and Limited Commodity Price Sensitivity. We anticipate that most of our investments will be made in companies with assets having the potential to generate stable cash flows over long periods of time. We intend to invest a portion of our assets in companies that own and operate assets with long useful lives and that generate cash flows by providing critical services primarily to the producers or end-users of energy. We expect to limit the direct exposure to commodity price risk in our portfolio. We intend to target companies that have a majority of their cash flows generated by contractual obligations.

•	Experienced Management Teams with Energy Infrastructure Focus. We intend to make investments in companies with management teams that have a track record of success and who often have substantial knowledge and focus in particular segments of the energy infrastructure sector or with certain types of assets. We expect that our management team’s extensive experience and network of business relationships in the energy infrastructure sector will allow us to identify and attract portfolio company management teams that meet these criteria.

•	Fixed Asset-Intensive. We anticipate that most of our investments will be made in companies with a relatively significant base of fixed assets that we believe will provide for reduced downside risk compared to making investments in companies with lower relative fixed asset levels. As fixed asset-intensive companies typically have less variable cost requirements, we expect they will generate attractive cash flow growth even with limited demand-driven or supply-driven growth.

•	Limited Technological Risk. We do not intend to target investment opportunities involving the application of new technologies or significant geological, drilling or development risk.

•	Exit Opportunities. We focus our investments on prospective portfolio companies that we believe will generate a steady stream of cash flow to generate returns on our investments, as well as allow such companies to reinvest in their respective businesses. We expect that such internally generated cash flow will lead to distributions or the repayment of the principal of our investments in portfolio companies and will be a key means by which we monetize our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay, or provide liquidity for, our investments through an initial public offering of common MLP units, common stock or other capital markets transactions. We believe our Advisor’s investment experience will help us identify such companies.

Investment Overview

Our portfolio primarily is, and we expect it to continue to be, comprised of equity and debt securities acquired through individual investments of approximately $5.0 million to $20.0 million in privately-held and micro-cap public companies in the U.S. energy infrastructure sector. It is anticipated that any publicly traded companies in which we invest will have a market capitalization of less than $250 million.

Investment Selection

Our Advisor uses an investment selection process modeled after the investment selection process utilized by our Advisor in connection with the publicly traded closed-end funds it manages, TYG, TYY and TYN. Four of our Advisor’s senior investment professionals, Messrs. Matlack, Mojica, Russell and Schulte, will be responsible for the negotiation, structuring and managing of our investments, and will operate under the oversight of our Advisor’s investment committee.

Target Portfolio Company Characteristics

We have identified several quantitative, qualitative and relative value criteria that we believe are important in identifying and investing in prospective portfolio companies. While these criteria provide general guidelines for our investment decisions, we caution you that not all of these criteria may be met by each prospective portfolio company in which we choose to invest. Generally, we intend to utilize our access to information generated by our Advisor’s investment professionals to identify prospective portfolio companies and to structure investments efficiently and effectively.

Midstream and Downstream Segment Focus

We focus on prospective companies in the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector.

Qualified Management Team

We generally require that our portfolio companies have an experienced management team with a verifiable track record in the relevant product or service industry. We will seek companies with management teams having strong technical, financial, managerial and operational capabilities, established appropriate governance policies, and proper incentives to induce management to succeed and act in concert with our interests as investors, including having meaningful equity investments.

Current Yield Plus Growth Potential

We focus on prospective portfolio companies with a distinct value orientation in which we can invest at relatively low multiples of operating cash flow, that generate a current cash return at the time of investment and that possess good prospects for growth. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

Distributions Received from Investments

We generate revenues in the form of capital gains and distributions on dividend-paying equity securities, warrants, options, or other equity interests that we have acquired in our portfolio companies and in the form of interest payable on the debt investments that we hold. We intend to acquire equity securities that pay cash distributions on a recurring or customized basis. We currently intend to structure our debt investments to provide for quarterly or other periodic interest payments. In addition to the cash yields received on our investments, in some instances, our investments may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees, any of which may be required to be included in income prior to receipt. In some cases we may structure debt investments to provide that interest is not payable in cash, or not entirely in cash, but is instead payable in securities of the issuer or is added to the principal of the debt. The amortization of principal on our debt investments may be deferred until maturity. We also expect to generate revenue in the form of commitment, origination, structuring, or diligence fees, fees for providing managerial assistance, and possibly consulting fees.

Strong Competitive Position

We focus on prospective portfolio companies that have developed strong market positions within their respective markets and that are well positioned to capitalize on growth opportunities. We seek to invest in companies that demonstrate competitive advantages that should help to protect their market position and profitability.

Sensitivity Analyses

We generally perform sensitivity analyses to determine the effects of changes in market conditions on any proposed investment. These sensitivity analyses may include, among other things, simulations of changes in energy commodity prices, changes in interest rates, changes in economic activity and other events that would affect the performance of our investment. In general, we will not commit to any proposed investment that will not provide at least a minimum return under any of these analyses and, in particular, the sensitivity analysis relating to changes in energy commodity prices.

Investment Process and Due Diligence

In conducting due diligence, our Advisor uses available public information and information obtained from its relationships with former and current management teams, vendors and suppliers to prospective portfolio companies, investment bankers, consultants and other advisors. Although our Advisor uses research provided by third parties when available, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by our Advisor’s in-house investment professionals.

The due diligence process followed by our Advisor’s investment professionals is highly detailed and structured. Our Advisor exercises discipline with respect to company valuation and institutes appropriate structural protections in our investment agreements. After our Advisor’s investment professionals undertake initial due diligence of a prospective portfolio company, our Advisor’s investment committee will approve the initiation of more extensive due diligence by our Advisor’s investment professionals. At the conclusion of the diligence process, our Advisor’s investment committee is informed of critical findings and conclusions. The due diligence process typically includes:

•	review of historical and prospective financial information;

•	review and analysis of financial models and projections;

•	for many midstream and upstream investments, review of third party engineering reserve reports and internal engineering reviews;

•	on-site visits;

•	legal reviews of the status of the potential portfolio company’s title to any assets serving as collateral and liens on such assets;

•	environmental diligence and assessments;

•	interviews with management, employees, customers and vendors of the prospective portfolio company;

•	research relating to the prospective portfolio company’s industry, regulatory environment, products and services and competitors;

•	review of financial, accounting and operating systems;

•	review of relevant corporate, partnership and other loan documents; and

•	research relating to the prospective portfolio company’s management and contingent liabilities, including background and reference checks using our Advisor’s industry contact base and commercial data bases and other investigative sources.

Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisors and consultants, as appropriate.

Upon the conclusion of the due diligence process, our Advisor’s investment professionals present a detailed investment proposal to our Advisor’s investment committee. The Advisor’s four senior investment professionals have over 70 years of combined experience in energy, leveraged finance and private equity investing. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience. All decisions to invest in a portfolio company must be approved by the unanimous decision of our Advisor’s investment committee.

Investment Structure and Types of Investments

Once our Advisor’s investment committee has determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including other senior and junior debt and equity capital providers, if any, to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. We may invest up to 30% of our total assets in assets that are non qualifying assets in among other things, high yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of securities of target portfolio companies.

The types of securities in which we may invest include, but are not limited to, the following:

Equity Investments

We expect our equity investments will likely consist of common or preferred equity (generally limited partner interests, including interests in MLPs, and limited liability company interests) that is expected to pay distributions on a current basis. Preferred equity generally has a preference over common equity as to distributions on liquidation and distributions. In general, we expect that our equity investments will not be control-oriented investments and we may acquire equity securities as part of a group of private equity investors in which we are not the lead investor. In many cases, we also may obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

In addition to limited partner interests and limited liability company interests, we may also purchase, among others, general partner interests, and common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies.

Debt Investments

Our debt investments may be secured or unsecured. In general, our debt investments will not be control-oriented investments and we may acquire debt securities as a part of a group of investors in which we are not the lead investor. We anticipate structuring a significant amount of our debt investments as mezzanine loans. Mezzanine loans typically are unsecured, and usually rank subordinate in priority of payment to senior debt, such as senior bank debt, but senior to common and preferred equity, in a borrowers’ capital structure. We expect to invest in a range of debt investments generally having a term of five to ten years and bearing interest at either a fixed or floating rate. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the term of the loan.

In addition to bearing fixed or variable rates of interest, mezzanine loans also may provide an opportunity to participate in the capital appreciation of a borrower through an equity interest. We expect this equity interest will typically be in the form of a warrant. Due to the relatively higher risk profile and often less restrictive covenants, as compared to senior loans, mezzanine loans generally earn a higher return than senior loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of principal while retaining their equity interest in the borrower. In some cases, we anticipate that mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower.

In some cases, our debt investments may provide for a portion of the interest payable to be payment-in-kind interest. To the extent interest is payment-in-kind, it will likely be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

We tailor the terms of our debt investments to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a position senior to common and preferred equity in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our debt investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for our credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•	negotiating covenants in connection with our investments that afford portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Warrants

Our investments may include warrants or options to establish or increase an equity interest in the portfolio company. Warrants we receive in connection with an investment may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Investments

We believe that our Advisor’s expertise in investing in small and middle market companies in the midstream and downstream segments of the U.S. energy infrastructure sector, and our Advisor’s experience as an investment advisor in the energy infrastructure sector, positions our Advisor to identify and capitalize on desirable investment opportunities. In addition, we believe that our Advisor’s regular contact with companies in the energy infrastructure sector, investment bankers engaged in financing and merger and acquisition advisory work, and other professionals providing services to growth companies in the energy infrastructure sector, will contribute to the number of quality investment opportunities that we can evaluate.

We have invested approximately $72.2 million in six portfolio companies in the energy infrastructure sector through the acquisition of limited liability company units, limited partnership interests, incentive distribution rights, an option to purchase a general partner interest and a debenture. For a more detailed description of these investments, see “Portfolio Companies.”

Ongoing Relationships with Portfolio Companies

Monitoring

The investment professionals of our Advisor monitor each portfolio company to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company. This monitoring may be accomplished by attendance at board of directors meetings, the review of periodic operating reports and financial reports, an analysis of relevant reserve information and capital expenditure plans, and periodic consultations with engineers, geologists, and other experts. The performance of each portfolio company is also periodically compared to performance of similarly sized companies with comparable assets and businesses to assess performance relative to peers. Our Advisor’s monitoring activities are expected to provide it with the necessary access to monitor compliance with existing covenants, to enhance its ability to make qualified valuation decisions, and to assist its evaluation of the nature of the risks involved in each individual investment. In addition, these monitoring activities should permit our Advisor to diagnose and manage the common risk factors held by our total portfolio, such as sector concentration, exposure to a single financial sponsor, or sensitivity to a particular geography.

As part of the monitoring process, our Advisor continually assesses the risk profile of each of our investments and rates them on a scale of 1 to 3 based on the following categories:

(1)	The portfolio company is performing at or above expectations and the trends and risk factors are generally favorable to neutral.

(2)	The portfolio company is performing below expectations and the investment’s risk has increased materially since origination. The portfolio company is generally out of compliance with various covenants; however, payments are generally not more than 120 days past due.

(3)	The portfolio company is performing materially below expectations and the investment risk has substantially increased since origination. Most or all of the covenants are out of compliance and payments are substantially delinquent. Investment is not expected to provide a full repayment of the amount invested.

As of the date of this prospectus, all of our portfolio companies have a rating of (1).

Managerial Assistance

The investment professionals of our Advisor make available, and will provide upon request, significant managerial assistance to our portfolio companies. This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising the management teams of our portfolio companies, assisting in the formulation of their strategic plans, and providing other operational, organizational and financial consultation. Involvement with each portfolio company will vary based on a number of factors.

Valuation Process

We value our portfolio in accordance with U.S. generally accepted accounting principles and will rely on multiple valuation techniques, reviewed on a quarterly basis by our board of directors. As most of our investments are not expected to have market quotations, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Investment Team Valuation. Each portfolio company or investment will initially be valued by the investment professionals of the Advisor responsible for the portfolio investment. As a part of this process, materials will be prepared containing their supporting analysis.

•	Investment Committee Valuation. The investment committee of our Advisor will review the investment team valuation report and determine valuations to be considered by the board of directors.

•	Independent Valuation Firm Activity. Our board of directors has retained an independent valuation firm, Duff & Phelps, LLC, to review, as requested from time to time by the independent directors, the valuation report provided by our Advisor’s investment committee and to provide valuation assistance in reviewing if the valuations are unreasonable.

•	Final Valuation Determination. Our board of directors will consider the investment committee valuations, including supporting documentation, and analysis of Duff & Phelps, LLC, if applicable, and determine the fair value of each investment in our portfolio in good faith.

Competition

We compete with public and private funds, commercial and investment banks and commercial financing companies to make the types of investments that we plan to make in the U.S. energy infrastructure sector. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a result of our election to be regulated as a BDC. These competitive conditions may adversely affect our ability to make investments in the energy infrastructure sector and could adversely affect our distributions to stockholders.

Brokerage Allocation and Other Practices

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we infrequently will use brokers in the normal course of our business. Subject to policies established by our board of directors, we do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if it determines in good faith that such commission is reasonable in relation to the services provided.

Proxy Voting Policies

We, along with our Advisor have adopted proxy voting policies and procedures (“Proxy Policy”), that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to its oversight, the board of directors has delegated responsibility for implementing the Proxy Policy to our Advisor.

In the event requests for proxies are received with respect to the voting of equity securities, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless our Advisor determines it has a conflict or our Advisor determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, our Advisor will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Advisor will vote on a case by case basis in a manner it believes to be in the best economic interest of our stockholders.

Our Chief Executive Officer is responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. Our Chief Executive Officer will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships, and (iii) material personal and family relationships. All decisions regarding proxy voting will be determined by our Advisor’s investment committee and will be executed by our Chief Executive Officer. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders on one hand, and our Advisor, the principal underwriters, or any affiliated persons of ours, on the other hand, our management may (i) disclose the potential conflict to the board of directors and obtain consent, or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Staffing

We do not currently have or expect to have any employees. Services necessary for our business will be provided by individuals who are employees of our Advisor, pursuant to the terms of the investment advisory agreement and the administrative services agreement. Each of our executive officers described under “Management” is an employee of our Advisor or Fountain Capital.

Properties

Our office is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

Legal Proceedings

Neither we nor our Advisor are currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

As of January 31, 2007, we had invested a total of $72.2 million in six portfolio companies in the U.S. energy infrastructure sector. The following table sets forth a brief description of each portfolio company and a description of the investment we have made in each such company. We may on occasion hold seats on the board of directors of a portfolio company and endeavor to obtain board observation rights with respect to our portfolio companies. For additional information regarding our portfolio companies see our Schedule of Investments included in this prospectus. Both Eagle Rock Energy Partners, L.P. and Legacy Reserves LP are publicly-traded.

Name of Portfolio	Nature of its	Title of Securities	Percentage of	Funded
Company (Segment)	Principal Business	Held by Us	Class Held	Investment

Eagle Rock Energy Partners, L.P.
(Midstream)	Parent holding company of Eagle Rock Pipeline, L.P., a gatherer and processor of natural gas	Unregistered LP Interests(1) Registered LP Interests(1)	* *	$8.6 million $3.5 million
High Sierra Energy, LP
(Midstream)	Diversified midstream operations primarily in Colorado, Wyoming and Florida	LP Interests GP Option(2)	9.6% n/a	$14.8 million $0.2 million
Quest Midstream Partners, LP
(Midstream)	Operator of natural gas gathering pipeline network	LP Interests	9.5%	$17.5 million
Millennium Midstream Partners, LP
(Midstream)	Gatherer and processor of natural gas in Texas, Louisiana and offshore Gulf of Mexico	LP Interests Incentive Distribution Rights	14.3% 7.8%	$17.5 million
Mowood, LLC(3)
(Downstream)	Natural gas distribution in central Missouri	LLC Units Subordinated Debt	100% 100%	$1.0 million $4.6 million
Legacy Reserves LP
(Upstream)	Oil and natural gas exploitation and development	Registered LP Interests(4)	*	$4.5 million

	Total Investments			$72.2 million

*	Less than 2%

(1)	On March 27, 2006 we purchased $12.5 million in LP Interests in Eagle Rock Pipeline, L.P. (“Eagle Rock Pipeline”). In connection with the initial public offering on October 24, 2006 of Eagle Rock Energy Partners, L.P. (“Eagle Rock Energy”), the parent of Eagle Rock Pipeline, 100% of our LP Interests in Eagle Rock Pipeline were converted into 498,847 unregistered common units representing LP Interests in Eagle Rock Energy. We have shelf and piggyback registration rights for these unregistered common units. At the time of the initial public offering of Eagle Rock Energy, we also received a distribution of approximately $3.4 million in cash on our LP Interest in Eagle Rock Pipeline and purchased, for approximately $3.5 million, 185,000 freely tradable common units from Eagle Rock Energy. On November 21, 2006, the underwriters of Eagle Rock Energy’s initial public offering partially exercised their option to purchase additional common units. Eagle Rock Energy used a portion of the proceeds of that sale to redeem 24,776 of our unregistered common units, resulting in a distribution to us of approximately $0.5 million.

(2)	In addition to our purchase of LP Interests, we also obtained an option to buy 3% of the general partner of High Sierra Energy, LP, High Sierra Energy GP, LLC. The option may be exercised anytime prior to May 2, 2007.

(3)	We currently have the right to appoint both members of the Management Committee of Mowood.

(4)	Our LP Interests have been registered for re-sale and will be freely transferable on March 28, 2007.

Portfolio Company Descriptions

Eagle Rock Energy Partners, L.P. (“Eagle Rock Energy”)

Eagle Rock Energy was formed by a management team with significant midstream operating experience in companies such as Enbridge Inc. and Dynegy Inc. and funded by their equity sponsor, Natural Gas Partners, LLC. The company conducts its operations through Eagle Rock Pipeline, L.P. (“Eagle Rock Pipeline”), which identifies, purchases and improves under-performing gathering and processing assets. We purchased $12.5 million of LP Interests in Eagle Rock Pipeline on March 27, 2006. On October 24, 2006, Eagle Rock Energy completed the initial public offering of its common units representing limited partner interests (“Common Units”). In connection with that initial public offering, our LP Interests in Eagle Rock Pipeline were converted into 498,847 unregistered Common Units of Eagle Rock Energy. We have shelf and piggyback registration rights for these unregistered Common Units. In connection with the initial public offering of Eagle Rock Energy, we also received a distribution of approximately $3.4 million in cash on our LP Interests and purchased, for approximately $3.5 million, 185,000 freely tradable Common Units of Eagle Rock Energy. On November 21, 2006, the underwriters of Eagle Rock Energy’s initial public offering partially exercised their option to purchase additional Common Units. Eagle Rock Energy used a portion of the proceeds of that sale to redeem 24,776 of our unregistered Common Units, resulting in a distribution to us of approximately $0.5 million. On January 26, 2007, Eagle Rock issued a press release announcing its distribution for the fourth quarter 2006 and reducing its estimate of 2007 EBITDA due to lower prices, volume delay factors and higher than expected operating expenses. While the announced Common Unit distribution was in line with expectations, Eagle Rock elected not to make a distribution to its subordinated and general partner unitholders for the partial quarter in order to retain the available funds for its ongoing growth programs. We only own Common Units of Eagle Rock at this time. Eagle Rock Energy’s principal office is located at 14950 Heathrow Forest Pkwy., Suite 111, Houston, TX 77032.

High Sierra Energy, LP (“High Sierra”)

High Sierra is a holding company with diversified midstream energy assets focused on the processing, transportation and marketing of hydrocarbons. The management team of High Sierra includes former executives and founders of midstream private and public companies focused on acquiring attractive assets at reasonable multiples. To date, the company’s purchased assets include a natural gas liquids logistics and transportation business in Colorado, natural gas gathering and processing operations in Louisiana, a natural gas storage facility in Mississippi, an ethanol terminal in Nevada, crude and natural gas liquids trucking businesses in Kansas and Colorado, a well water processing facility in Wyoming and two asphalt processing, packaging and distribution terminals in Florida. The company has raised in excess of $100 million in equity. On November 2, 2006, we invested $14.8 million in LP Units of High Sierra and $0.2 million in an option to purchase a 3% general partner interest in High Sierra Energy GP, LLC, the general partner of High Sierra. High Sierra’s principal offices are located at 3773 Cherry Creek Drive North, Suite 655, Denver, CO 80209.

Quest Midstream Partners, LP (“Quest”)

Quest was formed by the spin-off of Quest Resource Corporation’s midstream coal bed methane natural gas gathering assets. Quest Resource Corporation is an independent publicly traded energy company with an emphasis on the acquisition, production, exploration and development of coal bed methane in southeastern Kansas and northeastern Oklahoma. Quest operates a natural gas gathering pipeline network of approximately 1,500 miles which primarily services Quest Resource Corporation. We purchased $17.5 million of LP Interests in Quest on December 22, 2006. Quest’s principal office is located at 9520 North May Street Suite 300 Oklahoma City, Oklahoma 73120.

Millennium Midstream Partners, LP (“Millennium”)

Millennium is a natural gas gathering and processing company with assets in Texas, Louisiana and offshore in the Gulf of Mexico. Millennium’s gathering business consists of over 500 miles of pipelines and its processing business consists of interests in six plants. On December 28, 2006, we purchased LP Interests and incentive distribution rights in Millennium for $17.5 million. Millennium’s principal office is located at 10077 Grogans Mill Rd., Suite 200, The Woodlands, TX 77380.

Mowood, LLC (“Mowood”)

We purchased 100% ownership in Mowood, a holding company whose sole asset is a wholly-owned operating company, Omega Pipeline, LLC (“Omega”). Omega is a natural gas local distribution company located on Fort Leonard Wood in southwest Missouri. Omega is in the second year of a ten-year contract with the Department of Defense pursuant to which it provides natural gas to Fort Leonard Wood. We invested $1.0 million in LLC units and purchased a $4.6 million subordinated debenture on June 1, 2006. Mowood’s principal office is located at P.O. Box 2861, Ordinance Street, Building 2570, Fort Leonard Wood, MO 65473.

Legacy Reserves LP (“Legacy”)

Legacy has purchased, and expects to continue to purchase, mature properties in the Permian Basin in Western Texas that generate stable volumes of oil and natural gas with low rates of decline. Legacy focuses on the exploitation of proved developed reserves, instead of the more risky exploration of undeveloped reserves and has hedged over 60% of production volumes expected over the next five years. We purchased $4.5 million of LP Interests in Legacy on March 6, 2006. Legacy completed the initial public offering of its LP Interests on January 11, 2007. Our LP Interests have been registered for re-sale and will be freely transferable on March 28, 2007. Legacy’s principal office is located at 303 West Wall, Suite 1500, Midland, TX 79701.

PORTFOLIO MANAGEMENT

Our board of directors provides the overall supervision and review of our affairs. Management of our portfolio is the responsibility of our Advisor’s investment committee. Our Advisor’s investment committee is composed of five senior investment professionals, all of whom are managers of our Advisor. Our Advisor has four senior investment professionals who are responsible for the negotiation, structuring and managing of our investments. Those senior investment professionals are Messrs. Matlack, Mojica, Russell and Schulte, of whom Messrs. Mojica and Russell are exclusively dedicated to our activities. The Advisor’s four senior investment professionals have over 70 years of combined experience in energy, leveraged finance and private equity investing. For biographical information about our Advisor’s investment professionals, see “Advisor.”

Investment Committee

Management of our portfolio will be the responsibility of our Advisor’s investment committee. Our Advisor’s investment committee is comprised of its five Managing Directors: H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte. All decisions to invest in a portfolio company must be approved by the unanimous decision of our Advisor’s investment committee and any one member of our Advisor’s investment committee can require our Advisor to sell a security. Biographical information about each member of our Advisor’s investment committee is set forth under “Management — Directors and Officers,” below. Information regarding the amount of our securities owned by each member of our Advisor’s investment committee is set forth under the heading “Control Persons and Principal Stockholders.”

The following table provides information about the other accounts managed on a day-to-day basis by each member of our Advisor’s investment committee as of November 30, 2006:

			Number of	Total Assets
			Accounts	of Accounts
		Total	Paying a	Paying a
	Number of	Assets of	Performance	Performance
Name of Manager	Accounts	Accounts	Fee	Fee

H. Kevin Birzer
Registered investment companies	3	$1,808,064,478	0
Other pooled investment vehicles	4	$1,885,590,555	0
Other accounts	182	$1,965,319,994	0
Zachary A. Hamel
Registered investment companies	3	$1,808,064,478	0
Other pooled investment vehicles	4	$1,885,590,555	0
Other accounts	182	$1,965,319,994	0
Kenneth P. Malvey
Registered investment companies	3	$1,808,064,478	0
Other pooled investment vehicles	4	$1,885,590,555	0
Other accounts	182	$1,965,319,994	0
Terry C. Matlack
Registered investment companies	3	$1,808,064,478	0
Other pooled investment vehicles	1	$27,000,000	1	$27,000,000
Other accounts	160	$185,779,727	0
David J. Schulte
Registered investment companies	3	$1,808,064,478	0
Other pooled investment vehicles	1	$27,000,000	1	$27,000,000
Other accounts	160	$185,779,727	0

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Company or any other of the managed accounts reflected in the table above. All such accounts are managed by the Advisor, Fountain Capital or KCEP. Messrs. Schulte and Matlack are full-time employees of the Advisor and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee, subject to adjustment, for the services of Messrs. Birzer, Hamel or Malvey. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or Fountain Capital, the two entities that control the Advisor, and each thus benefits from increases in the net income of the Advisor, KCEP or Fountain Capital.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Certain employees of our Advisor are responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of our Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. Our board of directors consists of a majority of directors who are not “interested persons” (as defined in the 1940 Act) of our Advisor or its affiliates. The directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.” Under our Charter, the board is divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. In addition, so long as shares of our Series A redeemable preferred stock remain outstanding, holders of those shares are entitled to elect two of our directors. Messers. Matlack and Graham have initially been designated as those two directors.

The directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

	Position(s) Held		Number of
	with Company,		Portfolios in
	Term of Office		Fund Complex	Other Board
	and Length of	Principal Occupation	Overseen by	Positions
Name and Age	Time Served	During Past Five Years	Director(1)	Held by Director

Independent Directors
Conrad S. Ciccotello, 46	Class III Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; Editor, “Financial Services Review,” (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University.	4	None

	Position(s) Held		Number of
	with Company,		Portfolios in
	Term of Office		Fund Complex	Other Board
	and Length of	Principal Occupation	Overseen by	Positions
Name and Age	Time Served	During Past Five Years	Director(1)	Held by Director

Independent Directors (continued)
John R. Graham, 61	Class II Director since 2005	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development and investment company and a venture capital company; Owner of Graham Ventures, a business services and venture capital firm; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	4	Erie Indemnity Company; Kansas State Bank
Charles E. Heath, 64	Class I Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) since 1974.	4	None
Interested Directors and Officers(2)
H. Kevin Birzer, 47	Class II Director and Chairman of the Board since 2005	Managing Director of the Advisor since 2002; Partner, Fountain Capital (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986).	4	None
Terry C. Matlack, 50	Class I Director and Chief Financial Officer since 2005	Managing Director of the Advisor since 2002; Managing Director, KCEP (2001-present); formerly, President, GreenStreet Capital, a private investment firm (1998-2001).	4	None
David J. Schulte, 45	President and Chief Executive Officer since 2005	Managing Director of the Advisor since 2002; Managing Director, KCEP (1993-present); CFA since 1992.	N/A	None
Zachary A. Hamel, 41	Senior Vice President and Secretary since 2005	Managing Director of the Advisor since 2002; Partner with Fountain Capital (1997-present).	N/A	None

	Position(s) Held		Number of
	with Company,		Portfolios in
	Term of Office		Fund Complex	Other Board
	and Length of	Principal Occupation	Overseen by	Positions
Name and Age	Time Served	During Past Five Years	Director(1)	Held by Director

Interested Directors and Officers (2) (continued)
Kenneth P. Malvey, 41	Senior Vice President and Treasurer since November 2005	Managing Director of the Advisor since 2002; Partner, Fountain Capital Management (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).	N/A	None

(1)	This number includes TYG, TYY, TYN and us. Our Advisor also serves as the investment advisor to TYG, TYY and TYN.

(2)	As a result of their respective positions held with the Advisor or is affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Audit and Valuation Committee

Our board of directors has a standing Audit and Valuation Committee that consists of three directors of the Company who are not “interested persons” (within the meaning of the 1940 Act) (“Independent Directors”). The Audit and Valuation Committee’s function is to select independent registered public accounting firm to conduct the annual audit of our financial statements, review with the independent registered public accounting firm the outline, scope and results of this annual audit, review the portfolio company valuations proposed by our Advisor’s investment committee and review the performance and approval of all fees charged by the independent registered public accounting firm for audit, audit-related and other professional services. In addition, the Audit and Valuation Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control. For purposes of the Sarbanes-Oxley Act, the Audit and Valuation Committee has at least one member who is deemed to be a financial expert. The Audit Committee operates under a written charter approved by the Board of Directors. The Audit and Valuation Committee meets periodically, as necessary and held one meeting during fiscal 2006. The Audit and Valuation Committee members are Mr. Ciccotello (Chairman), Mr. Graham, and Mr. Heath.

Nominating, Corporate Governance and Compensation Committee

We have a Nominating, Corporate Governance and Compensation Committee (the “Committee”) that consists exclusively of three Independent Directors. The Committee’s function is: (1) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (2) to monitor the structure and membership of Board committees; (3) to recommend to the Board director nominees for each committee; (4) review issues and developments related to corporate governance issues and develop and recommend to the Board corporate governance guidelines and procedures; (5) evaluate and make recommendations to the Board regarding director compensation; and (6) oversee the evaluation of the Board and management. The Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with our Bylaws. The members of the Committee are Conrad S. Cicotello, John R. Graham (Chairman) and Charles E. Heath. The Committee meets periodically as necessary and did not meet during fiscal 2006.

Compensation Table

Our directors and officers who are interested persons receive no salary or fees from us. Each Independent Director receives from us an annual retainer of $8,000 and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or Audit and Valuation Committee he or she attends in person (or $1,000 for each Board or Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person that is held on the same day as a Board meeting). Independent Directors also receive $1,000 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings). The Chairman of the Audit and Valuation Committee receives an additional annual retainer of $4,000.

The table below sets forth the compensation paid to our board of directors during fiscal 2006. We do not compensate our officers. No director or officer is entitled to receive pension or retirement benefits from us and no director received any compensation from us other than in cash.

Director Compensation

	Fees Earned
	or Paid
Name and Position with the Company	in Cash	Total

Independent Directors
Conrad S. Ciccotello	$25,030	$25,030
John R. Graham	$22,030	$22,030
Charles E. Heath	$21,030	$21,030

Interested Directors
H. Kevin Birzer	$0	$0
Terry C. Matlack	$0	$0

ADVISOR

Tortoise Capital Advisors, a registered investment advisor, will serve as our investment advisor. Our Advisor was formed in October 2002 and has been managing investments in portfolios of MLPs in the energy infrastructure sector since that time. Our Advisor also manages the investments of TYG, TYY and TYN. TYG is a non-diversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. TYY is a non-diversified, closed-end management investment company that was created to invest primarily in MLPs and their affiliates in the energy infrastructure sector. TYN is a non-diversified, closed-end management investment company that was created to invest primarily in energy infrastructure investments in public companies in the United States and Canada. As of November 30, 2006, our Advisor had client assets under management of approximately $2.0 billion.

Company		Inception	Targeted	Total Assets
Name	Ticker/Private	Date	Investments	($ in millions)

Tortoise Capital Resources Corp.	NYSE: TTO	Dec. 2005	Privately-Held and Micro-Cap U.S. Energy Infrastructure	$42.9
Tortoise Energy Infrastructure Corp.	NYSE: TYG	Feb. 2004	U.S. Energy Infrastructure, Primarily in MLPs	$928.4
Tortoise Energy Capital Corp.	NYSE: TYY	May 2005	U.S. Energy Infrastructure, Primarily in MLPs	$706.6
Tortoise North American Energy Corp.	NYSE: TYN	Oct. 2005	Canadian and U.S. Energy Infrastructure, Diversified	$173.2
Separately Managed Accounts and Private Partnerships	Private	Nov. 2002	U.S. Energy Infrastructure	$185.8

Our Advisor is controlled equally by KCEP and Fountain Capital.

•	KCEP was formed in 1993 and until recently, managed KCEP Ventures II, L.P. (“KCEP II”), a private equity fund with committed capital of $55 million invested in a variety of companies in diverse industries, including a private financing for a propane retail and wholesale company, Inergy, L.P. KCEP II wound up its operations in late 2006, has no remaining portfolio investments and has distributed proceeds to its partners. KCEP Ventures I, L.P. (“KCEP I”), a start-up and early-stage venture capital fund launched in 1994 and previously managed by KCEP, also recently completed the process of winding down. As a part of that process, KCEP I entered into a consensual order of receivership, which was necessary to allow KCEP I to distribute its remaining $1.3 million of assets to creditors and the SBA. The consensual order acknowledged a capital impairment condition and the resulting nonperformance by KCEP I of its agreement with the SBA, both of which were violations of the provisions requiring repayment of capital under the Small Business Investment Act of 1958 and the regulations thereunder. We do not currently expect the consensual order or the performance of KCEP I to prevent the wholly-owned subsidiary we may create from becoming licensed by the SBA as a SBIC or prevent its participation in the SBA-sponsored debenture program.

•	Fountain Capital was formed in 1990 and focuses primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had approximately $1.7 billion of client assets under management as of November 30, 2006, of which approximately $237 million was invested in 17 energy companies.

•	Our Advisor was formed by KCEP and Fountain Capital to provide portfolio management services in the energy infrastructure sector in advance of an investment of client funds in

Markwest Energy Partners, L.P., a micro-cap public natural gas processing and pipeline company in the midstream segment of the energy infrastructure sector.

Our Advisor currently has four senior investment professionals who are responsible for the origination, negotiation, structuring and managing of our investments. Two of those senior investment professionals are Messrs. Matlack and Schulte, who are also Managing Directors of KCEP. The other two senior investment professionals are Messrs. Mojica and Russell, both of whom are dedicated to our activities. The Advisor’s four senior investment professionals have over 70 years of combined experience in energy, leveraged finance and private equity investing. Their biographical information is set forth below.

•	Terry Matlack — Mr. Matlack was a founder of, and is a Managing Director of, our Advisor. Since 2001, Mr. Matlack has been a Managing Director of KCEP. Prior to joining KCEP, Mr. Matlack was President of GreenStreet Capital and its affiliates, which invested primarily in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the board of directors of W. K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a rural cellular service area operator. Mr. Matlack also serves on the board of directors of Kansas Venture Capital, an SBIC.

•	Abel Mojica III — Prior to joining our Advisor in 2005 and since 1999, Mr. Mojica was a Principal of KCEP. While at KCEP, Mr. Mojica, together with Mr. Schulte, led KCEP’s investment in the private company predecessor to Inergy, L.P., from an early stage of development through its initial public offering and was also involved in the structuring of an investment in MarkWest Energy Partners, L.P. Mr. Mojica has been in the private equity and finance industry since 1996. Mr. Mojica represented the interests of KCEP by serving on the boards of directors of three portfolio companies. Prior to joining KCEP in 1999, Mr. Mojica worked in investment banking at First Chicago Capital Markets (now J.P. Morgan Chase) and in commercial banking at Citicorp (now Citigroup).

•	Edward Russell — Prior to joining our Advisor in March of 2006, Mr. Russell was a Managing Director in the investment banking department of Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”) since 1999. While a Managing Director at Stifel Nicolaus, Mr. Russell was responsible for all of the energy and power transactions, including all of the debt and equity transactions for the three closed-end public funds managed by our Advisor, starting with the first public equity offering in February of 2004. Prior to joining Stifel Nicolaus, Mr. Russell worked in commercial banking for over 10 years as a lender with Magna Group and South Side National Bank.

•	David J. Schulte — Mr. Schulte was a founder of, and is a Managing Director of, our Advisor. Since 1994, Mr. Schulte has been a Managing Director of KCEP. While a partner at KCEP, Mr. Schulte led private financings for two growth MLPs in the energy infrastructure sector, Inergy, L.P., where he served as a director, and MarkWest Energy Partners, L.P., where he was a board observer. Prior to joining KCEP, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co., Inc. Mr. Schulte also serves on the investment committee of Diamond State Ventures, an SBIC. Mr. Schulte is a past President of the Midwest Region of SBICs and a former director of the National Association of SBICs.

Our Advisor has 20 full time employees, but also relies to a significant degree on the officers, employees, and resources of Fountain Capital. Three of the five members of the investment committee of our Advisor are affiliates of, but not employees of, our Advisor, and each has other significant responsibilities with Fountain Capital, which conducts businesses and activities of its own in which our Advisor has no economic interest. If these separate activities are significantly greater than our Advisor’s activities, there could be material competition for the efforts of key personnel.

Each of our Advisor’s investment decisions will be reviewed and approved for us by its investment committee, which also acts as the investment committee for TYG, TYY and TYN. Our Advisor’s investment committee is comprised of its five Managing Directors: H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte. Messrs. Birzer, Hamel and Malvey are each Partners/Senior Analysts with Fountain Capital. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience.

Conflicts of Interests

Our senior professionals have a conflict of interest in allocating potentially more favorable investment opportunities to us and other funds and clients that pay our Advisor an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to us in an effort to increase the incentive fee. Our Advisor may also have an incentive to make investments by one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Advisor by that other fund. Our Advisor may also have an incentive to allocate potentially more favorable investments to us because pursuant to the Administration Agreement between us and our Advisor, we pay our Advisor a fee based on our average daily Managed Assets. However, senior professionals of our Advisor manage potential conflicts of interest by allocating investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, and in accordance with written allocation policies and procedures of our Advisor so that we will not be disadvantaged in relation to any other client.

Investment Advisory Agreement

Management Services

Pursuant to an investment advisory agreement, our Advisor will be subject to the overall supervision and review of our board of directors, provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies. Our Advisor also will determine from time to time what securities we shall purchase, and what securities shall be held or sold, what portions of our assets shall be held uninvested as cash, short duration high yield securities or in other liquid assets, will maintain books and records with respect to all of our transactions, and will report to our board of directors on our investments and performance.

Our Advisor’s services to us under the investment advisory agreement will not be exclusive, and our Advisor is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Advisor’s services to us are not impaired by the provision of such services to others. Under the investment advisory agreement and to the extent permitted by the 1940 Act, our Advisor will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

Administration Services

Pursuant to the investment advisory agreement, our Advisor also furnishes us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). Our Advisor is authorized to cause us to enter into agreements with third parties to provide such services. To the extent we request, our Advisor will (i) oversee the performance and payment of the fees of our service providers and make such reports and recommendations to the board of directors concerning such matters as the parties deem desirable, (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, and stockholder communications, and the preparation of materials and reports for the board of directors; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the board of directors and (iv) supervise any other aspect of our administration as may be agreed upon by us and our Advisor. We have agreed, pursuant to the investment advisory agreement, to reimburse our Advisor or its affiliate for all out-of-pocket expenses incurred in providing the foregoing services.

Management Fee

Pursuant to the investment advisory agreement, we will pay our Advisor a fee consisting of two components — a base management fee and an incentive fee in return for the management and administration services described above. For a discussion regarding the basis for our board of director’s approval of the investment advisory agreement, see “Board Approval of the Investment Advisory Agreement” below. This discussion will also be available in our annual report to stockholders.

The base management fee is 0.375% (1.5% annualized) of our average monthly Managed Assets, calculated and paid quarterly in arrears within 30 days of the end of each fiscal quarter. The term “Managed Assets” as used in the calculation of the management fee means our total assets (including any assets purchased with or attributable to borrowed funds) minus accrued liabilities other than (1) deferred taxes and (2) debt entered into for the purpose of leverage. The base management fee for any partial quarter will be appropriately prorated.

The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of our Net Investment Income for the quarter over a quarterly hurdle rate equal to 2% (8% annualized) of our average monthly Net Assets for the quarter (defined as Managed Assets minus deferred taxes, debt entered into for the purposes of leverage and the aggregate liquidation preference of outstanding preferred shares). For purposes of calculating the investment income fee, “Net Investment Income” shall mean interest income (including accrued interest that we have not yet received in cash), dividend and distribution income from equity investments (but excluding that portion of cash distributions that are treated as return of capital), and any other income (including any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we are entitled to receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable by us, any interest expense, any accrued income taxes related to Net Investment Income and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fees payable to our Advisor). Accordingly, we may pay an incentive fee based partly on accrued interest, the collection of which is uncertain or deferred. Net Investment Income also includes, in the case of investments with a deferred interest or income feature (such as original issue discount, debt or equity instruments with a payment-in-kind feature, and zero coupon securities), accrued income that we have not yet received in cash. Net Investment Income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. The investment income fee is payable within thirty days of the end of each fiscal quarter but no investment income fee was paid or earned prior to January 31, 2007. The investment income fee for any partial quarter will be appropriately prorated.

The second part of the incentive fee payable to our Advisor, the capital gains fee, is calculated and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and equals: (i) 15% of (a) our net realized capital gains, excluding the impact of current and deferred income taxes (realized capital gains less realized capital losses), on a cumulative basis from the commencement of our operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation, excluding the impact of deferred income taxes, at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Advisor in prior fiscal years. The calculation of the capital gains fee will include any capital gains that result from the cash distributions that are treated as a return of capital. In that regard, any such return of capital will be treated as a decrease in our cost basis of an investment for purposes of calculating the capital gains fee. Realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the adjusted cost basis for that security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the adjusted cost basis of such security. Unrealized capital depreciation on a security will be calculated as the amount by which our adjusted cost basis of such security exceeds the fair value of such security at the end of a fiscal year. Our Advisor will use at least 25% of any capital gains fees received from us at any time on or prior to December 8, 2007 to purchase our common shares. There can be no assurance that our Advisor will earn any capital gains fee and, as a result, there can be no assurance that our Advisor will make any such purchases. We will determine all fiscal year-end valuations in accordance with generally accepted accounting principles, the 1940 Act, and our policies and procedures to the extent consistent therewith. In the event the investment advisory agreement is terminated, the capital gains fee calculation will be undertaken as of, and any resulting capital gains fee will be paid within fifteen days of, the date of termination.

The payment of the investment income fee portion of the incentive compensation on a quarterly basis may lead our Advisor to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of distributions.

The following examples are intended to assist in an understanding of the two components of the incentive fee. These examples are not intended as an indication of our expected performance.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

•	The following calculations only apply from December 8, 2006, as our Advisor is not entitled to any income-related portion of the incentive fee in any earlier period

•	Hurdle rate(2) = 2.00%

•	Management fee(3) = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 0.675%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 2.925%

(1) The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of our net assets.
(2) Represents 8.0% annualized hurdle rate.
(3) Represents 1.5% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash or cash equivalents.
(4) Excludes organizational, offering expenses and income tax.

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	15% x (pre-incentive fee net investment income — 2.00%)
	=	15% x (2.925% — 2.00%)
	=	15% x 0.925%
	=	0.13875%

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made and November 30 fair market value (“FMV”) of investment determined to be $20 million

•	Year 2: November 30 FMV of investment determined to be $22 million

•	Year 3: November 30 FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $3 million

•	Year 4: Increase base amount on which the capital gains portion of the incentive fee is calculated by $4 million (less the amount, if any, of the unrealized capital depreciation from Year 3 that did not actually reduce the capital gains portion of the incentive fee that would otherwise have been payable to our Advisor in Year 3)

Alternative 2

Assumptions

•	Year 1: $20 million investment made and November 30 FMV of investment determined to be $20 million

•	Year 2: November 30 FMV of investment determined to be $17 million

•	Year 3: November 30 FMV of investment determined to be $17 million

•	Year 4: November 30 FMV of investment determined to be $21 million

•	Year 5: November 30 FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $3 million

•	Year 3: No impact

•	Year 4: No impact

•	Year 5: No impact

•	Year 6: Reduce base amount on which the second part of the incentive fee is calculated by $2 million (plus the amount, if any, of the unrealized capital depreciation from Year 2 that did not actually reduce the second part of the incentive fee that would otherwise have been payable to our Advisor in prior years)

Alternative 3

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million

•	Year 2: November 30 FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the capital gains portion of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million

•	Year 2: November 30 FMV of Investment A is determined to be $21 million and FMV of Investment B is determined to be $17 million

•	Year 3: November 30 FMV of Investment A is determined to be $18 million and FMV of Investment B is determined to be $18 million

•	Year 4: November 30 FMV of Investment A is determined to be $19 million and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million and Investment B is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•	Year 3: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $2 million (unrealized capital depreciation on Investment A)

•	Year 4: No impact

•	Year 5: Increase base amount on which the second part of the incentive fee is calculated by $5 million ($6 million of realized capital gain on Investment B partially offset by $1 million of realized capital loss on Investment A) (less the amount, if any, of the unrealized capital depreciation on Investment A from Year 3 and the unrealized capital depreciation on

Investment B from Year 2 that did not actually reduce the capital gains portion of incentive fees that would otherwise have been payable to our Advisor in prior years)

Payment of Our Expenses

We will bear all expenses not specifically assumed by our Advisor and incurred in our operations, we have borne the expenses related to the private placement of our common shares, preferred shares and warrants and we will bear the expenses related to this offering. The compensation and allocable routine overhead expenses of all investment professionals of our Advisor and its staff, when and to the extent engaged in providing us investment advisory services, is provided and paid for by our Advisor and not us. The compensation and expenses borne by us include, but are not limited to, the following:

•	other than as provided in the paragraph above, expenses of maintaining and continuing our existence and related overhead, including, to the extent such services are provided by personnel of our Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits,

•	commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf,

•	auditing, accounting and legal expenses (including costs associated with the implementation of our Sarbanes-Oxley internal controls and procedures over financial reporting),

•	taxes and interest,

•	governmental fees,

•	expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our securities,

•	expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,

•	expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor,

•	expenses of reports to governmental officers and commissions,

•	insurance expenses,

•	association membership dues,

•	fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

•	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents, registrars and administrator for all services to us,

•	compensation and expenses of our directors who are not members of our Advisor’s organization,

•	pricing, valuation and other consulting or analytical services employed in considering and valuing our actual or prospective investments,

•	all expenses incurred in leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining preferred shares,

•	all expenses incurred in connection with our organization and any offering of our common shares, including our private placement and this offering, and

•	such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Duration and Termination

The investment advisory agreement was most recently approved by our board of directors on November 13, 2006 and by our stockholders at a special meeting held on December 21, 2006. Unless terminated earlier as described below, it will continue in effect for a period of one year from its effective date of January 1, 2007. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our directors who are not interested persons or parties to the investment advisory agreement. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by us without penalty upon not more than 60 days’ written notice to our Advisor. The investment advisory agreement may also be terminated by our Advisor without penalty upon not less than 60 days’ written notice to us.

Liability of Advisor

The investment advisory agreement provides that our Advisor will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the investment advisory agreement. However, our Advisor will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Advisor’s willful misconduct, bad faith or gross negligence or disregard by our Advisor of its duties or standard of care, diligence and skill set forth in the investment advisory agreement or a material breach or default of our Advisor’s obligations under that agreement.

Board Approval of the Investment Advisory Agreement

Our board of directors, including a majority of the independent directors, most recently reviewed and approved the investment advisory agreement on November 13, 2006. In addition, the investment advisory agreement was most recently approved by our stockholders at a special meeting held on December 21, 2006.

In considering the approval of the investment advisory agreement, our board of directors evaluated information provided by our Advisor and their legal counsel and considered various factors, including the following:

•	Services. Our board of directors reviewed the nature, extent and quality of the investment advisory and administrative services previously provided and proposed to be provided to us by our Advisor and found them sufficient to encompass the range of services necessary for our operation.

•	Comparison of Management Fee to Other Firms. Our board of directors reviewed and considered to the extent publicly available, the management fee arrangements of companies with similar business models, including business development companies.

•	Experience of Management Team and Personnel. Our board of directors considered the extensive experience of the members of our Advisor’s investment committee with respect to the specific types of investments we propose to make, and their past experience with similar kinds of investments. Our board of directors discussed numerous aspects of the investment strategy with members of our Advisor’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of our Advisor’s investment committee and investment professionals within the investment community.

•	Provisions of Investment Advisory Agreement. Our board of directors considered the extent to which the provisions of the investment advisory agreement (other than the fee structure which is discussed above) were comparable to the investment advisory agreements and administration agreements of companies with similar business models, including, peer group business development companies, and concluded that its terms were satisfactory and in line with market norms. In addition, our board of directors concluded that the services to be provided under the investment advisory agreement were reasonably necessary for our operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

•	Payment of Expenses. Our board of directors considered the manner in which our Advisor would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. The board of directors discussed how this structure was comparable to that of companies with similar business models, including existing business development companies.

Based on the information reviewed and the discussions among the members of our board of directors, our board of directors, including all of our independent directors, approved the investment advisory agreement and concluded that the management fee rates were reasonable in relation to the services to be provided.

License Agreement

Pursuant to the investment advisory agreement, our Advisor has consented to our use on a non-exclusive, royalty-free basis, of the name “Tortoise” in our name. We will have the right to use the “Tortoise” name so long as our Advisor or one of its approved affiliates remains our investment advisor. Other than with respect to this limited right, we will have no legal right to the “Tortoise” name. This right will remain in effect for so long as the investment advisory agreement with our Advisor is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

Sub-Advisor Arrangement

The investment advisory agreement authorizes our Advisor to delegate any or all of its rights, duties and obligations to one or more sub-advisors upon receipt of approval of such sub-advisor by our board of directors and stockholders (unless such approval is not required by the relevant statutes, rules, regulations, interpretations, orders, or similar relief). Our Advisor has entered into a sub-advisory agreement with Kenmont pursuant to which our Advisor has agreed to pay Kenmont (i) 10% of the base management fee our Advisor receives from us once our total assets (including any assets purchased with borrowed funds) initially exceed $75 million, and (ii) 20% of any incentive fee our Advisor receives from us.

Kenmont is a Houston, Texas based registered investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which we have the opportunity to invest. Kenmont Special Opportunities Master Fund LP purchased 666,666 of our common shares and 166,666 of our warrants in the initial closing of our offering of common shares and warrants on December 8, 2005 and purchased 536,666 shares of our Series A redeemable preferred stock and 80,500 of our warrants to purchase common shares in our bridge financing completed in December 2006. Kenmont Special Opportunities Master Fund LP subsequently transferred 161,500 of our common shares and 40,400 of our warrants to its affiliate, Man Mac Miesque 10 B, Limited Ltd. Man Mac Miesque 10 B, Limited Ltd. purchased 230,000 shares of our Series A redeemable preferred stock and 34,500 of our warrants to purchase common shares in our bridge financing in December 2006. Pursuant to the sub-advisory agreement with Kenmont, Kenmont (i) assists in identifying potential investment opportunities, subject to the right of Kenmont to first show investment opportunities that it identifies to other funds or accounts for which Kenmont is the primary advisor, (ii) assists, as requested but subject to a limit of 20 hours per month, in the analysis of investment opportunities as requested by our Advisor, and (iii) if requested by our Advisor, assists in hiring an additional investment professional for the Advisor who will be located in Houston, Texas and for whom

Kenmont will make office space available. Kenmont will not make any investment decisions on our behalf, but will recommend potential investments to, and assist in the investment analysis undertaken by, our Advisor. Our Advisor compensates Kenmont for the services it provides to us. Our Advisor indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Kenmont will be indemnified by us for certain claims related to the services it provides. In addition to any termination rights we may have under the 1940 Act, the sub-advisory agreement between the Advisor and Kenmont may be terminated by our Advisor in limited circumstances.

Kenmont is a Texas limited partnership that serves as investment advisor to pooled investment vehicles and managed accounts. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms.

The sub-advisory agreement was most recently reviewed and approved by our board of directors, including a majority of the independent directors, on November 13, 2006, and was most recently approved by our stockholders at a special meeting held on December 21, 2006. In considering the approval of the sub-advisory agreement, our board of directors evaluated information provided by our Advisor and their legal counsel and considered various factors, including the following:

•	Services. Our board of directors reviewed the nature, extent and quality of the investment advisory services proposed to be provided to our Advisor by Kenmont and found them to be consistent with the services provided to us by our Advisor.

•	Experience of Management Team and Personnel. Our board of directors considered the extensive experience of Kenmont with respect to the specific types of investments we propose to make and concluded that Kenmont would provide valuable assistance to our Advisor in providing potential investment opportunities to us.

•	Provisions of Sub-Advisory Agreement. Our board of directors considered the extent to which the provisions of the sub-advisory agreement could potentially expose us to liability and concluded that its terms adequately protected us from such risk.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into the investment advisory agreement with our Advisor, an entity in which certain of our officers and directors have ownership and financial interests. Our Advisor’s services under the investment advisory agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others. In addition, the publicly traded funds and private accounts managed by our Advisor may make investments similar to investments that we may pursue. We currently are not generally targeting similar investment opportunities as other entities advised by our Advisor, which generally target investments in publicly traded companies with market capitalizations in excess of $250 million, because we generally target investments in companies that are privately-held, have market capitalizations of less than $250 million and are earlier in their stage of development. This may change in the future, however. It is thus possible that our Advisor might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. However, our Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, so that we will not be disadvantaged in relation to any other client. We have also entered into an Administration Agreement with our Advisor pursuant to which our Advisor will act as our administrator and perform (or oversee or arrange for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping and record keeping services. For these services we pay our Advisor a fee equal to equal to 0.07% of our aggregate average daily Managed Assets up to and including $150 million, 0.06% of our aggregate average daily Managed Assets on the next $100 million, 0.05% of our aggregate average daily Managed Assets on the next $250 million and 0.02% on the balance of our aggregate average daily Managed Assets. The administration agreement was reviewed and approved by our board of directors, including our independent directors, on November 13, 2006.

Our independent directors will review any investment decisions that may present potential conflicts of interest among our Advisor and its affiliates and us in accordance with specific procedures and policies adopted by our board of directors. Our board of directors, including our independent directors, have retained Duff & Phelps, LLC, an independent valuation firm, to provide valuation assistance to the board, if they so request, in connection with assessing whether the fair value determinations made by the investment committee of our Advisor are unreasonable. At the time of their retention, our board of directors was aware that both Duff & Phelps, LLC and Atlantic Asset Management LLC (“Atlantic”) were minority investments of Lovell Minnick Partners LLC. Atlantic is a minority owner of Fountain Capital and holds a non-voting Class B economic interest in our Advisor.

Pursuant to the investment advisory agreement, our Advisor has consented to our use on a non-exclusive, royalty-free basis, of the name “Tortoise” in our name. We will have the right to use the “Tortoise” name so long as our Advisor or one of its approved affiliates remains our investment advisor. Other than with respect to this limited right, we will have no legal right to the “Tortoise” name. This right will remain in effect for so long as the investment advisory agreement with our Advisor is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

Our Advisor has entered into a sub-advisory agreement with Kenmont. Kenmont is a registered investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which we have the opportunity to invest. Our Advisor compensates Kenmont for the services it provides to us. Our Advisor also indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Kenmont will be indemnified by the Advisor for certain claims related to the services it provides and obligations assumed under the sub-advisory agreement. Kenmont Special Opportunities Master Fund LP, an affiliate of Kenmont, purchased 666,666 of our common shares and 166,666 of our warrants in the initial closing of our offering of common shares and warrants on December 8, 2005 and purchased 536,666 shares of our Series A redeemable preferred stock and 80,500 of our warrants to purchase common shares in our bridge financing completed in December 2006. Kenmont Special Opportunities Master Fund LP subsequently transferred 161,500 of our common shares and 40,400 of our warrants to its affiliate, Man Mac Miesque 10 B, Limited Ltd. Man Mac Miesque 10 B, Limited Ltd. purchased 230,000 shares of our Series A redeemable preferred stock and 34,500 of our warrants to purchase common shares in our bridge financing in December 2006.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain beneficial ownership information with respect to our common shares for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our common shares prior to this offering and all our officers and directors and the managing directors of our Advisor, as a group. One of the beneficial owners of more than 5% of our common shares is Kenmont Special Opportunities Master Fund LP, an affiliate of our sub-advisor Kenmont. Except as otherwise noted, the address for all stockholders in the table below is c/o Tortoise Capital Advisors, 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

			Percentage of	Percentage of
			Common Shares	Common Shares
	Common Shares	Warrants	Outstanding Before	Outstanding After
Name	Owned	Owned	Offering(1)	Offering(2)

Beneficial Owners of more than 5%
Kenmont Investments Management, L.P.(3)	666,666	281,666	28.1%	10.4%
Rockbay Capital Management, L.P.(4)	466,666	116,666	18.2%	6.5%
Delta Onshore, LP(5)	182,466	45,616	7.3%	2.6%
Directors and Executive Officers:
Interested Directors
H. Kevin Birzer(6)	5,300	1,325	*	*
Terry Matlack(7)	2,467	616	*	*
Independent Directors
Conrad S. Ciccotello(8)	1,000	250	*	*
John R. Graham(9)	4,000	1,000	*	*
Charles E. Heath(10)	3,000	750	*	*
Executive Officers
David J. Schulte	4,517	1,128	*	*
Zachary A. Hamel	1,667	416	*	*
Kenneth P. Malvey	1,392	347	*	*
Directors and Executive Officers as a Group (8 persons)	23,343	5,832	*	*

*	Indicates less than 1%.

(1)	Based on 3,088,596 common shares outstanding. Each person’s percentage includes all warrants owned by such person, which warrants become exercisable upon the completion of this offering.

(2)	Based on 8,828,596 common shares outstanding. Each person’s percentage includes all warrants owned by such person, which warrants become exercisable upon the completion of this offering.

(3)	Kenmont Investments Management, L.P. is the investment manager for Kenmont Special Opportunities Master Fund, L.P. and Man Mac Miesque 10 B, Limited Ltd. Kenmont Investments Management, L.P. shares voting and dispositive power with these entities with respect to these securities and, as a result, beneficially owns these securities. Kenmont Special Opportunities Master Fund, L.P. also owns 536,666 shares of our Series A redeemable preferred stock and Man Mac Miesque 10 B, Limited Ltd. also owns 230,000 shares of our Series A redeemable preferred stock. The address of Kenmont Investments Management, L.P. is 711 Louisiana, Suite 1750, Houston, TX 77002.

(4)	Rockbay Capital Management, L.P. is the investment manager for Rockbay Capital Institutional Fund, LLC, Rockbay Capital Offshore Fund, Ltd. and Rockbay Capital Fund, LLC. Rockbay Capital Management, L.P. shares voting and dispositive power with these entities with respect to these securities and, as a result, beneficially owns these securities. The address of Rockbay Capital Management, L.P. is 600 Fifth Avenue, 24th Floor, New York, NY 10020. Rockbay Capital Management, L.P. is controlled by Atul Khanna and Jonathan Baron.

(5)	The address of Delta Onshore, LP is 900 Third Avenue, 5th Floor, New York, NY 10022.

(6)	Of the total number of shares and warrants shown, Mr. Birzer holds 3,600 shares and 900 warrants jointly with his wife, Michele Birzer.

(7)	These shares and warrants are held of record by the Matlack Living Trust dtd 12/30/2004, Terry Matlack, Trustee.

(8)	Mr. Ciccotello holds these shares and warrants jointly with his wife, Elizabeth Ciccotello.

(9)	These shares and warrants are held of record by the John R. Graham Trust U/A dtd 1/3/92, John R. Graham, Trustee.

(10)	These shares are held of record by the Charles E. Heath Trust No. 1 dtd U/A 2/1/92, Charles E. Heath and Kathleen M. Heath, Trustees.

The following table sets forth the dollar range of equity securities beneficially owned by each of our directors as of November 30, 2006. None of our directors owns any shares of our Series A redeemable preferred stock.

Aggregate Dollar Range of
Equity Securities in All
	Aggregate Dollar Range of	Registered Investment Companies
	Company Securities Beneficially	Overseen by Director in Family of
Name of Director	Owned by Director(1)	Investment Companies(2)

Independent Directors
Conrad S. Ciccotello	$10,001 — $50,000	Over $100,000
John R. Graham	$50,001 — $100,000	Over $100,000
Charles E. Heath	$10,001 — $50,000	Over $100,000
Interested Directors
H. Kevin Birzer	$50,001 — $100,000	Over $100,000
Terry C. Matlack	$10,001 — $50,000	Over $100,000

(1)	The value of the securities is determined by reference to the net asset value of our common shares on November 30, 2006 ($13.70 per common share), and includes the net value of all warrants to purchase common shares held by each director.

(2)	Includes TYG, TYY and TYN and us. Amounts based on the calculation for us referenced in footnote (1) above and the closing price of the common shares of TYG, TYY and TYN on the NYSE on November 30, 2006.

The following table sets forth the dollar range of equity securities of the Company beneficially owned by each member of our Advisor’s investment committee as of November 30, 2006. The value of the securities is determined by reference to the net asset value of our common shares on November 30, 2006 ($13.70 per common share), and includes the net value of all warrants to purchase common shares held by members of our Advisor’s investment committee. None of the members of our Advisor’s investment committee owns any shares of our Series A redeemable preferred stock.

Aggregate Dollar Range
of Company Securities
Name	Beneficially Owned by Manager

H. Kevin Birzer	$50,001 — $100,000
Zachary A. Hamel	$10,001 — $50,000
Kenneth P. Malvey	$10,001 — $50,000
Terry C. Matlack	$10,001 — $50,000
David J. Schulte	$50,001 — $100,000

DIVIDEND REINVESTMENT PLAN

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan (“Plan”) through the facilities of DTC and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, Inc., in additional common shares (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask their investment executive to determine what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, Inc., as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next dividend.

Whenever we declare a distribution payable either in common shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common shares from us or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive additional common shares from the Company for each participant’s account. The number of additional common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent has until 30 days after the payment date (“last purchase date”) to invest the distribution amount in shares acquired in open-market purchases. It is contemplated that we will declare and pay quarterly distributions. Therefore, the period during which open-market purchases can be made will exist only for 30 days from the payment date on the distribution. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a common share plus estimated brokerage commissions exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of our common shares, resulting in the acquisition of fewer common shares than if the distribution had been paid in additional common shares issued by us on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in Additional common shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Considerations.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our common shares is higher than the net asset value, participants in the Plan will receive common shares at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions of common shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because we do not redeem our common shares, the price on resale may be more or less than the net asset value. See “Certain U.S. Federal Income Tax Considerations” for a discussion of tax consequences of the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A. at PO Box 43078, Providence, Rhode Island 02940-3078 or 1-888-919-0315.

DETERMINATION OF NET ASSET VALUE

We will determine our net asset value per common share on a quarterly basis. For purposes of determining the net asset value of our common shares, we will calculate the net asset value, which will equal the value of our total assets (the value of the securities we hold plus cash or other assets, including interest accrued but not yet received) less all of our liabilities, including but not limited to (i) accrued and unpaid interest on any outstanding indebtedness, (ii) the aggregate principal amount of any outstanding indebtedness, (iii) any distributions payable on our common shares, and (iv) current and deferred taxes. Our net asset value per common share will equal our net asset value divided by the number of outstanding common shares.

We will use the 1940 Act’s definition of value in calculating the value of our total assets. The 1940 Act defines value as (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as determined in good faith by our board of directors.

Valuation Methodology — Public Finance

Our process for determining the market price of an investment will be as follows. For equity securities, we will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, we will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. If no sales are reported on any exchange or OTC market, we will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to written valuation procedures.

Valuation Methodology — Private Finance

Because we expect to invest principally in private companies, there generally will not be a readily available market price for these investments. Therefore, we will value substantially all of our investments at fair value in good faith. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we will specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when our estimate of the enterprise value of an investment does not currently support the cost of our debt or equity investment. We will record unrealized appreciation if we believe that the underlying company has appreciated in value and, therefore, our equity security also has appreciated in value. Changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We expect our investments to include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

Our process for determining the fair value of a security of a private investment will begin with determining the enterprise value of the company that issued the security. The fair value of our investment will be based on the enterprise value at which a company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

There is no one methodology to determine enterprise value and, in fact, for any one company, enterprise value may best be expressed as a range of fair values, from which we will derive a single estimate of enterprise value. To determine the enterprise value of a company, we will analyze its historical and projected financial results. We will generally require companies in which we invest to provide us with annual audited, and quarterly and monthly unaudited, financial statements, as well as annual projections for the upcoming fiscal year. We expect to value companies on discounted cash flow analysis and multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in some instances, book value. We expect to use financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect a portfolio company’s earning power. Adjustments to EBITDA may include acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

In determining a multiple to use for valuation purposes, we will look to private merger and acquisition statistics, discounted public trading multiples or industry practice. In estimating a reasonable multiple, we will consider not only the fact that the portfolio company may be a private company relative to a peer group of public companies, but we also will consider the size and scope of the company and its specific strengths and weaknesses. If a company is distressed, a liquidation analysis may provide the best indication of enterprise value.

If the portfolio company has an adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount. When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we will allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of our debt and other preference capital, and other pertinent factors such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values are generally discounted when we have a minority position, are subject to restrictions on resale, have specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

•	Investment Team Valuation. Each portfolio company or investment will initially be valued by the investment professionals of the Advisor responsible for the portfolio investment. As a part of this process, materials will be prepared containing their supporting analysis.

•	Investment Committee Valuation. The investment committee of our Advisor will review the investment team valuation report and determine valuations to be considered by the board of directors.

•	Independent Valuation Firm Activity. Our board of directors has retained an independent valuation firm, Duff & Phelps, LLC, to review, as requested from time to time by the independent directors, the valuation report provided by our Advisor’s investment committee and to provide valuation assistance in reviewing if the valuations are unreasonable.

•	Final Valuation Determination. Our board of directors will consider the investment committee valuations, including supporting documentation, and analysis of Duff & Phelps, LLC, if applicable, and determine the fair value of each investment in our portfolio in good faith.

There will typically be no readily available market value for our investments. Because of the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may be materially different from the values that would have been used had a ready market existed for the investments.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with each offering of our common shares, our board of directors (or a committee thereof) is required to make the determination that we are not selling our common shares at a price below the then current net asset value of our common shares at the time at which the sale is made. Our board of directors considers the following factors, among others, in making such determination:

•	the net asset value of our common shares disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common shares has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common shares to the period ending two days prior to the date of the sale of our common shares; and

•	the magnitude of the difference between the net asset value of our common shares disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common shares since the date of the most recently disclosed net asset value of our common shares, and the offering price of our common shares in the proposed offering.

Importantly, this determination does not require that we calculate the net asset value of our common shares in connection with each offering of common shares, but instead it involves the determination by our board of directors (or a committee thereof) that we are not selling common shares at a price below the then current net asset value of our common shares at the time at which the sale is made.

Our stockholders granted us the right to sell our common shares below net asset value at a special meeting held on December 21, 2006. This authority extends through our 2008 annual meeting, currently expected to occur in April 2008. We may seek the authority to sell our common shares below net asset value in the future. To the extent we issue shares below the then current net asset value of our common shares, the price per share will be the fair market value as determined by the board of directors. In addition, we will only sell common shares below our then current net asset value if all of the following conditions are met:

•	the per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the net asset value per common share, as determined at any time within two business days of pricing of the common shares to be sold in the offering;

•	immediately following the offering, after deducting offering expenses and underwriting fees and commissions, the net asset value per common share, as determined at any time within two business days of pricing of the common shares to be sold, would not have been diluted by greater than a total of 4% of the net asset value per share of all outstanding common shares. We will not be subject to a maximum number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares offered and the price at which such shares are sold together would not result in dilution of the net asset value per common share in excess of the 4% limitation; and

•	a majority of our independent directors makes a determination, based on information and a recommendation from our Advisor, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to long-term distribution growth.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations that are applicable to us and to an investment in our common shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following discussion does not describe income tax consequences that are assumed to be generally known by a U.S. stockholder (as defined below) or certain considerations that may be relevant to certain types of U.S. stockholders subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that you hold our common shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not and will not seek any ruling from the Internal Revenue Service (the “Service”) regarding any of the tax considerations discussed herein. Except as discussed below, this summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of our common shares that is, for U.S. federal income tax purposes, any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.

A “Non-U.S. stockholder” is a beneficial owner of our common shares that is not a U.S. stockholder.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding our common shares or a partner of such a partnership should consult his, her or its own tax advisor with respect to the purchase, ownership and disposition of our common shares.

Tax matters are very complicated and the tax consequences to a U.S. stockholder or a Non-U.S. stockholder of an investment in our common shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Federal Income Taxation of the Company

We have been formed as a corporation under Maryland law. We currently are, have been, and intend to continue to be, treated as a general business corporation for U.S. federal income tax purposes. Thus, we are, and intend to continue to be, obligated to pay federal and applicable state income tax on our taxable income. We intend to invest our assets primarily in entities treated as partnerships for U.S. federal income tax purposes. As a partner in a partnership, we will have to report our allocable share of the partnership’s taxable income in computing our taxable income. Based upon our review of the historic results of the type of entity in which we intend to invest, we expect that the cash distributions received by us with respect to our investments in partnerships will exceed the taxable income allocated to us from such investments. There is no assurance that our expectation regarding distributions from the partnerships exceeding allocated taxable income from the partnerships will be realized. If this expectation is not realized, there will be greater taxes paid by us and less cash available to distribute to our stockholders. In addition, we will take into account in computing our taxable income amounts of gain or loss recognized by us on the disposition of our investments. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. We may be subject to a 20% federal alternative minimum tax on our federal alternative minimum taxable income to the extent that our alternative minimum tax exceeds our regular federal income tax.

We do not intend to elect to be treated as a RIC under the Code. The Code generally provides that a RIC does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The RIC taxation rules currently do not, and are not intended in the future to, have any application to us or to our stockholders.

Taxation of U.S. Stockholders

A distribution by us on your common shares will be treated as a taxable dividend to you to the extent of your share of our current or accumulated earnings and profits. If the distribution exceeds your share of our earnings and profits, the distribution will be treated as a return of capital to the extent of your basis in our common shares, and then as capital gain. You will receive a Form 1099 from us and will recognize dividend income only to the extent of your share of our current or accumulated earnings and profits.

Generally, our earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, we anticipate that the distributed cash from our portfolio investments in entities treated as partnerships for tax purposes will exceed our share of taxable income from those portfolio investments. Thus, we anticipate that only a portion of distributions we make on the common shares will be treated as dividend income to our stockholders.

The federal income tax law generally provides that qualifying dividend income paid to non-corporate U.S. stockholders is subject to federal income tax at the rate applicable to long-term capital gains, which is generally a maximum rate of 15%. The portion of our distributions on our common shares treated as dividends for federal income tax purposes will be treated as qualifying dividends for federal income tax purposes provided that you satisfy certain holding period and other applicable requirements. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2010. If we are taxed as a general business corporation, a corporate U.S. stockholder generally will be eligible for the dividends-received deduction generally allowed U.S. corporations in respect of dividends received from U.S. corporations provided that the corporate U.S. stockholder satisfies certain holding period and other applicable requirements.

If a U.S. stockholder participates in our automatic dividend reinvestment plan, such U.S. stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating U.S. stockholder and the U.S. stockholder reinvested such amount in additional common shares.

Upon a sale or exchange of our common shares, a U.S. stockholder will recognize a taxable gain or loss depending upon his, her or its basis in our common shares. Such gain or loss will be treated as long-term capital gain or loss if our common shares have been held for more than one year. Subject to limited exceptions, capital losses cannot be used to offset ordinary income. In the case of a non-corporate U.S. stockholder, long-term capital gain generally is subject to a maximum tax rate of 15%, which maximum tax rate is currently scheduled to increase to 20% for dispositions occurring during taxable years beginning on or after January 1, 2011.

We may be required to withhold U.S. federal income tax (“backup withholding”) at a 28%-rate from all taxable distributions to any non-corporate U.S. stockholder (i) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (ii) with respect to whom the Service has notified us that such stockholder has failed to properly report certain interest and dividend income to the Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend on that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common shares.

In general, dividend distributions paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. Any such effectively connected dividends may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

A Non-U.S. stockholder generally will not be taxed on any gain recognized on a disposition of our common stock unless:

•  the gain is effectively connected with the Non-U.S. stockholder’s conduct of a trade or business in the United States and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States; in these cases, the gain will be taxed on a net income basis at the regular graduated rates and in the manner applicable to U.S. stockholders (unless an applicable income tax treaty provides otherwise) and, under certain circumstances, the “branch profits tax” described above may also apply;

•  the Non-U.S. stockholder is an individual who holds our common stock as a capital asset, is present in the United States for more then 182 days in the taxable year of the disposition and meets other requirements (in which case, except as otherwise provided by an applicable income tax treaty, the gain, which may be offset by U.S. source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the Non-U.S. stockholder is not considered a resident alien under the Code); or

•  we are or have been a “U.S. real property holding corporation” for U.S.  federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. stockholder held our common stock.

Generally, a corporation is a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, we generally will be treated as owning our proportionate share of the assets of a partnership in which we own an equity interest. The determination of whether we are a U.S. real property holding corporation at any given time will depend on the mix of our assets and their fair market values at such time, which is difficult to predict, and it is possible that we will be a U.S. real property holding corporation. However, the tax relating to stock in a U.S. real property holding corporation generally will not apply to a Non-U.S. stockholder whose holdings, direct and indirect, at all times during the applicable period, constituted 5% or less of our common shares (a “Non-5% holder”), provided that our common shares were regularly traded on an established securities market at any time during the calendar year of the disposition. Our common shares have been approved for listing on the NYSE. Although not free from doubt, our common shares should be considered to be regularly traded on an established securities market for any calendar quarter during which they are regularly quoted on the NYSE by brokers or dealers that hold themselves out to buy or sell our common shares at the quoted price. If our common shares were not considered to be regularly traded on the NYSE at any time during the applicable calendar year, then a Non-5% holder would be taxed for U.S. federal income tax purposes on any gain realized on the disposition of our common shares on a net income basis as if the gain were effectively connected with the conduct of a U.S. trade or business by the Non-5% holder during the taxable year and, in such case, the person acquiring our common shares from a Non-5% holder generally would have to withhold 10% of the amount of the proceeds of the disposition. Such withholding may be reduced or eliminated pursuant to a withholding certificate issued by the Service in accordance with applicable U.S. Treasury regulations. We urge all Non-U.S. stockholders to consult their own tax advisors regarding the application of these rules to them.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Our common shares that are owned or treated as owned by an individual who is not a U.S. citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) at the time of death will be included in the individual’s gross estate for U.S. federal estate tax purposes, unless an applicable estate tax or other treaty provides otherwise and, therefore, may be subject to U.S. federal estate tax.

Non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. As a BDC, we are subject to the regulations and restrictions described below.

A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and providing managerial assistance to them. A BDC generally provides stockholders with the ability to retain the liquidity of a publicly traded security, while sharing in the possible benefits of investing in privately-held or thinly traded public and privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons, and the 1940 Act requires that a majority of the directors be persons other than “interested persons” as defined under the 1940 Act.

Qualifying Assets

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless at the time the acquisition is made qualifying assets represent at least 70% of our total assets. The principal categories of qualifying assets relevant to our proposed businesses are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of the securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company. An “eligible portfolio company” is currently defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States; and

•	is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would be an investment company but for certain exceptions under the 1940 Act; and

•	satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

•	does not have any class of securities listed on a national securities exchange.

•	Securities of any eligible portfolio company that we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for, or distributed on or with respect to, securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

•	Securities purchased in transactions not involving any public offering from an issuer, or from any person who is an officer or employee of the issuer, if (A) the issuer (i) is organized under the laws of, and has its principal place of business in, the United States, (ii) is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would not be an investment company bur for certain exceptions under the 1940 Act), and (iii) is not an eligible portfolio company because it has a class of securities listed on a national securities exchange, and (B) at the time of such purchase we own at least (i) 50% of the greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities and 50% of the greatest amount of debt securities of such issuer held by us any point in time during the period when such issuer was an eligible portfolio company, and (ii) we are one of the 20 largest holders of record of such issuers outstanding voting securities.

We may invest up to 30% of our total assets in assets that are non-qualifying assets and are not subject to the limitations referenced above. These investments may include, among other things, investments in high yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of otherwise qualifying assets. If the value of non-qualifying assets should at any time exceed 30% of our total assets, we will be precluded from acquiring any additional non-qualifying assets until such time as the value of our qualifying assets again equals at least 70% of our total assets. All but two of our investments were qualifying assets at the time we elected to be regulated as a BDC, and qualifying assets also represented more than 70% of our total assets at the time of such election. See “Risk Factors — If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.”

Significant Managerial Assistance

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby a BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring or portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers, or other organizational or financial guidance. Although not required to do so at this time, we anticipate offering to provide significant managerial assistance to each of our portfolio companies. In addition, although we are not currently doing so, we may in the future charge for providing managerial assistance.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, a BDC’s investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment. There is no other percentage restriction on the proportion of our assets that may be so invested.

Determination of Net Asset Value

The net asset value per share of our outstanding common stock will be determined quarterly, as soon as practicable after, and as of the end of, each calendar quarter. The net asset value per common share will be equal to the value of our total assets minus liabilities and any preferred securities outstanding divided by the total number of common shares outstanding at the date as of which such determination is made. Fair value will be determined in good faith by our board of directors pursuant to a valuation policy. See “Determination of Net Asset Value.”

Senior Securities; Coverage Ratio

We are permitted, only under specified conditions, to issue multiple classes of indebtedness and one class of security senior to our common securities if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Operations.”

Derivative Securities

The 1940 Act limits the amount of derivative securities that we may issue and the terms of such securities. Apart from our 957,130 warrants issued as part of our private placement and bridge financing, we do not have, and do not anticipate having, outstanding derivative securities relating to our common shares.

Code of Ethics

We are required to maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code of ethics.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as required by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to employees of our Advisor with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Affiliate Transactions

Under the 1940 Act, we and our affiliates may be precluded from co-investing in private placements of securities. Our Advisor and TYG have applied to the SEC for exemptive relief to permit TYG, TYY, TYN, us and our and their respective affiliates to make such investments. Unless and until we obtain an exemptive order, we will not co-invest with our affiliates in negotiated private placement transactions. We cannot guarantee that the requested relief will be granted by the SEC. Unless and until we obtain an exemptive order, our Advisor will not co-invest its proprietary accounts or other clients’ assets in negotiated private transactions in which we invest. Until we receive exemptive relief, our Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.

Compliance Policies and Procedures

We have written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for adequacy and effective implementation and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Securities Exchange Act Compliance

Following this offering we will be subject to the reporting and disclosure requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, beginning with our annual report for our fiscal year ended November 30, 2008, we will be subject to the provisions of the Sarbanes-Oxley Act of 2002, requiring reports on Section 404 internal controls over financial reporting.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the 1934 Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Withdrawal

As a BDC, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy, or (ii) 50% of our voting securities.

Other

As a BDC, we will be periodically examined by the SEC for compliance with the 1940 Act.

We maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. We will not protect any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Small Business Administration Regulations

We have filed an application to have a to-be-formed wholly owned subsidiary be licensed by the SBA as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. The SBA regulations currently limit the amount that is available to borrow by any SBIC controlled by our Advisor to $124.4 million.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, a SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through our to-be-formed wholly-owned subsidiary, we anticipate providing long-term loans to qualifying small businesses and make related equity investments.

If our to-be-formed subsidiary receives a SBIC license, it will be periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations. In addition, it will be subject to any other regulations and restrictions applicable to a SBIC. The SBA prohibits, without prior SBA approval, a “change of control” of a SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC.

Although we cannot provide any assurance that we will receive any exemptive relief, we expect to request that the SEC allow us to exclude any indebtedness issued to the SBA by a to-be-formed wholly-owned subsidiary for which we are seeking qualification as a SBIC, from the 200% asset coverage requirements applicable to us as a BDC.

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue up to 100,000,000 shares of common stock, $.001 par value per share, and up to 10,000,000 shares of preferred stock, $.001 par value per share. Immediately prior to this offering we had 3,088,596 of our common shares, warrants to purchase 957,130 of our common shares, and 1,233,333 shares of Series A redeemable preferred stock issued and outstanding. Our board of directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Additionally, our Charter authorizes our board of directors, without any action by our stockholders, to classify and reclassify any unissued common shares and preferred shares into other classes or series of stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control that might otherwise be in our stockholders’ best interests. Under Maryland law, our stockholders generally are not liable for our debts or obligations.

The following table provides information about our outstanding capital stock as the date of this prospectus:

		Amount
		Held by the
	Amount	Company or for	Amount
Title of Class	Authorized	its Account	Outstanding

Common Stock	100,000,000	0	3,088,596
Preferred Stock	10,000,000
Series A Redeemable Preferred	1,333,334	0	1,233,333

Common Shares

All common shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Our stockholders are entitled to receive dividends if and when authorized by our board of directors and declared by us out of assets legally available for the payment of dividends. Our stockholders are also entitled to share ratably in the assets legally available for distribution to our stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our capital stock.

In the event that we have preferred shares outstanding, and so long as we remain subject to the 1940 Act, holders of our common shares will not be entitled to receive any net income of or other distributions from us unless all accumulated dividends on preferred shares have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred shares and any outstanding debt is at least 200% after giving effect to such distributions.

Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of our stockholders, including the election of directors. The presence of the holders of shares of our stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our stockholders. Our Charter provides that, except as otherwise provided in our Bylaws, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Our Bylaws provide that each director shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to our Charter and Bylaws, our board of directors may amend the Bylaws to alter the vote required to elect directors.

Holders of our common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All of our common shares will have equal dividend, liquidation and other rights.

If we offer additional common shares, the offering will require approval of our board of directors and, so long as we remain subject to the 1940 Act, the offering will be subject to the requirement that shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances, including in connection with an offering to our existing stockholders.

Preferred Shares

We issued 1,233,333 shares of Series A redeemable preferred stock in the bridge financing we completed in December 2006. So long as we remain subject to the 1940 Act, we will be subject to restrictions that currently limit the aggregate liquidation preference of all outstanding preferred stock to 50% of the value of our total assets less our liabilities and indebtedness and permit us to issue only one class of security senior to our common shares.

The holders of the preferred stock shall have the right to one vote for each share of preferred stock held and with respect to such vote, shall have full voting rights and powers equal to the voting rights and powers of the holders of our common shares. So long as we remain subject to the 1940 Act, the holders of the preferred stock, voting separately as a single class, will have the right to elect at least two directors at all times. Messers. Graham and Matlack have initially been designated as these two directors. The remaining directors will be elected by holders of common shares and preferred stock, voting together as a single class. In addition, the holders of the preferred stock will have the right to elect a majority of the directors at any time accumulated dividends on the preferred stock have not been paid for at least two years. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of the preferred stock, voting separately as a class, will be required to adopt any plan of reorganization that would adversely affect the preferred stock. See “Certain Provisions of Our Charter and

Bylaws and the Maryland General Corporation Law.” As a result of these voting rights, our ability to take any such actions may be impeded while the preferred stock is outstanding. We intend to redeem the preferred stock immediately following the receipt of the proceeds of this offering.

The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of the preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of the preferred stock, provide that the holders of the preferred stock are entitled to receive cumulative cash dividends, when and as declared by the board of directors and to the extent that funds are legally available for distribution, at the rate of 10% per annum of their original issue price ($15.00) on each outstanding share of preferred stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares). The payment rights of the preferred stock are in preference to the holders of our common shares and any other class or series of our capital stock. If the preferred stock is not redeemed in full prior to September 26, 2007, no dividends may thereafter be paid to the holders of our common shares until the preferred stock is redeemed in full.

In the event of our liquidation, dissolution or winding up, either voluntarily or involuntarily, the holders of the preferred stock are entitled to receive, prior and in preference to any distribution of any of our assets to the holders of our common shares or any other class or series of our capital stock by reason of their ownership thereof, an amount per share equal to their original issue price, subject to adjustment, plus all accrued and unpaid cumulative dividends thereon to the date of liquidation.

We may redeem some or all of the outstanding preferred stock at any time funds are legally available for such redemption. We must redeem the preferred stock upon completion of this offering. The price at which each share of preferred stock is to be redeemed is equal to the original issue price ($15.00) plus (i) all accrued and unpaid dividends, and (ii) a redemption premium equal to 2% of the original issue price.

Following the redemption of the preferred stock, we may, but are not required to, issue additional preferred shares. The terms of the additional preferred shares, if issued, are expected to provide that (i) they are redeemable in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) we may tender for or repurchase the preferred shares and (iii) we may subsequently resell any shares so tendered for or repurchased by us. Any redemption or purchase of our preferred shares will reduce the leverage applicable to our common shares, while any resale of our shares will increase that leverage.

If our board of directors determines to proceed with such an additional offering of preferred shares following the redemption of our outstanding preferred stock, the terms of our preferred shares may be the same as, or different from, the terms described above, subject to applicable law and our Charter. Our board of directors, without the approval of the holders of our common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of our preferred shares to be offered.

The information contained under this heading is subject to the provisions contained in our Charter, Articles Supplementary, Bylaws, the 1940 Act and the laws of the State of Maryland.

Warrants

We have 957,130 warrants issued and outstanding. Each warrant entitles the holder thereof to purchase one common share at the exercise price of $15.00 per common share. Warrants are exercisable upon the completion of this offering, subject to a lock-up period with respect to common shares received upon exercise of warrants of 90 calendar days immediately following this offering. All warrants expire on the day before the sixth anniversary of this offering. No fractional warrant shares will be issued upon exercise of the warrants. We will pay to the holder of the warrant at the time of exercise an amount in cash equal to the current market value of any such fractional warrant shares.

The warrants are afforded standard anti-dilution protection. As a part of that protection, the number of common shares issuable upon exercise of the warrants (or any shares of stock or other securities at the time issuable upon exercise of such warrants) and the warrant exercise price shall be appropriately adjusted to reflect any and all stock dividends (other than cash dividends), stock splits, combinations of shares, reclassifications, recapitalizations or other similar events affecting the number of outstanding common shares (or such other stock or securities) so as to cause the holder thereafter exercising warrants to receive the number of common shares or other capital stock such holder would have received if such warrant had been exercised immediately prior to such event.

If we make an extraordinary dividend on the outstanding common shares, each holder will be entitled to receive the extraordinary dividend made on the outstanding common shares the holder would have received if such warrant had been exercised immediately prior to such extraordinary dividend.

In addition, if the common shares issuable upon the exercise of the warrants shall be changed into the same or different number of shares of any class or classes of common shares, whether by capital reorganization, reclassification or otherwise (other than a reorganization, merger, consolidation or sale of assets), then, in and as a condition to the effectiveness of each such event, the holder of a warrant has the right thereafter to exercise such warrant for the kind and amount of common shares and other securities and property receivable upon such reorganization, reclassification or other change by the holder of the number of common shares for which such warrant might have been exercised immediately prior to such reorganization, reclassification or change.

In the case of a dividend or distribution paid pursuant to a plan of consolidation or merger by us with another person (other than a merger or consolidation in which we are the continuing person and the common shares are not exchanged for securities, property or assets issued, delivered or paid by another person), or in case of any lease, sale or conveyance to another person (other than a wholly-owned subsidiary) of all or substantially all of our property or assets, warrants shall thereafter (until the end of the exercise period) evidence the right to receive, upon exercise, in lieu of common shares, deliverable upon such exercise immediately prior to such consolidation, merger, lease, sale or conveyance, the kind and amount of shares and/or other securities and/or property and assets and/or cash that a holder would have been entitled to receive upon such consolidation, merger, lease, sale or conveyance had the holder exercised its warrants immediately prior to such consolidation, merger, lease, sale or conveyance, provided that to the extent a stockholder would have had an opportunity to elect the form of consideration, any holder not exercising its warrants shall be entitled to the same consideration that a holder of such common shares failing to make any such election would have been entitled to receive upon such transaction.

Our warrants are separate instruments from our common shares and are permitted to be transferred independently from our common shares, subject to certain transfer restrictions. The warrants have no voting rights and the common shares underlying the unexercised warrants will have no voting rights until such common shares are received upon exercise of warrants. Our stockholders ratified the warrants issued in connection with our bridge financing and granted us the authority to issue additional warrants to purchase common shares, subject to certain conditions, at a special meeting held on January 4, 2007.

CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND
THE MARYLAND GENERAL CORPORATION LAW

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, a copy of which are obtainable upon request.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. In addition to these provisions, we are incorporated in Maryland and therefore expect to be subject to the Maryland Control Share Acquisition Act and the Maryland General Corporation Law. Also, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Number and Classification of our Board of Directors; Election of Directors

Our Charter and Bylaws provide that the number of directors may be established only by our board of directors pursuant to the Bylaws, but may not be less than one. Our Bylaws provide that the number of directors may not be greater than nine. Pursuant to our Charter, our board of directors is divided into three classes: Class I, Class II and Class III. The term of each class of directors expires in a different successive year. Upon the expiration of their term, directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify. Each year, only one class of directors is elected by the stockholders. The classification of our board of directors should help to assure the continuity and stability of our strategies and policies as determined by our board of directors.

Our classified board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of our stockholders, instead of one, will generally be required to effect a change in a majority of our board of directors. Thus, the classification of our board of directors could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of the board of directors, even though a change in control might be in the best interests of our stockholders.

Vacancies on Board of Directors; Removal of Directors

Our Charter provides that we have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred shares, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Charter provides that, subject to the rights of holders of one or more classes of our preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of our directors. This provision, when coupled with the provisions in our Charter and Bylaws regarding the filling of vacancies on the board of directors, precludes our stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our Charter and Bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our board of directors has determined that directors will be elected at the meeting.

Limitation of Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

Control Share Acquisitions

Following this offering we will be covered by the Maryland Control Share Acquisition Act (the “Control Share Act”), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, and by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if we are a party to the transaction or (ii) to acquisitions approved or exempted by our Charter or Bylaws.

Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Following this offering we will be covered by the Maryland Business Combination Act (the “Business Combination Act”), which provides that “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

SHARES ELIGIBLE FOR FUTURE SALE

Prior to the completion of this offering, there has been no public market for our common shares. Future sales of a substantial amount of our common shares in the public market, or the perception that such sales may occur, could adversely affect the market price of our common shares and could impair our future ability to raise capital through the sale of our equity securities.

Upon the completion of this offering, as a result of the issuance of 5,740,000 common shares, we will have 8,828,596 common shares outstanding, of which 3,088,596 shares will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. After the lock-up agreements discussed below expire, an aggregate of 2,398,586 of the 3,088,596 shares will be eligible for sale in the public market in accordance with Rule 144. We have agreed, and are permitted pursuant to the terms of the lock-up agreements described below, to file a registration statement covering all of our common shares outstanding prior to this offering and all of the common shares underlying the warrants issued in our January 2006 private placement on or prior to June 8, 2007. We have also committed to enter into a registration rights agreement covering all of the common shares underlying the warrants issued in our December 2006 bridge financing on or prior to June 8, 2007. See “— Registration Rights” below.

In general, under Rule 144, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common shares will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common shares. See “Risk Factors — Risks Related to this Offering.”

Lock-Up Agreements

Our directors and executive officers and each member of our Advisor’s investment committee have agreed with the underwriters not to sell any common shares they own for a period of 180 days from the date of this offering, subject to extension in certain circumstances. This agreement, referred to as a “lock-up agreement,” may be waived by Merrill Lynch as representative of the underwriters. In addition, our current stockholders (other than warrant holders who purchased warrants in our December 2006 private placement) have separately agreed not to sell any common shares for a period of 90 days from the date of this offering. The lock-up agreements provide that these persons will not offer, sell, contract to sell, pledge (other than to us), hedge or otherwise dispose of our common shares or any securities convertible into or exchangeable for our common shares, owned by them for a period specified in the agreement without the prior written consent of our underwriters. The filing of the registration statements described above pursuant to the registration rights agreements will be an exception to our lock-up agreement, although certain stockholders whose shares are registered in the registration statement may still be subject to lock-up agreements.

Registration Rights

We have entered into registration rights agreements with each of the current holders of our common shares. The registration rights agreements provide, among other things, that, after we consummate this offering, we will use our best efforts to file with the SEC on or prior to June 8, 2007, a shelf registration statement to cover resales of our common shares held by our current stockholders, including our common shares into which the warrants are exercisable, and to use our best efforts to keep such registration statement effective until all securities covered thereby have been sold pursuant to such registration statement, the date on which the securities covered thereby are no longer held by the parties thereto or the date on which such securities are no longer required to be registered.

We have agreed to use commercially reasonable efforts to enter into a registration rights agreement with the holders of our Series A redeemable preferred stock that relates exclusively to the warrants received at the time of the purchase of the preferred stock. The registration rights will be similar to those granted to the current holders of our common shares; provided, however, that such rights will be subordinate to the piggyback registration rights of the current holders of our common shares. Pursuant to the registration rights agreement, we will be required to register the common shares underlying the warrants held by the holders of our preferred stock on or prior to June 8, 2007.

UNDERWRITING

We intend to offer the common shares through the underwriters named below. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Stifel, Nicolaus & Company, Incorporated and Wachovia Capital Markets, LLC are acting as representatives of the underwriters. Subject to the terms and conditions described in a purchase agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of common shares listed opposite their names below.

Number
Underwriter	of Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,157,000
Stifel, Nicolaus & Company, Incorporated	1,004,500
Wachovia Capital Markets, LLC	1,004,500
Oppenheimer & Co. Inc.	287,000
Ferris, Baker Watts, Incorporated	287,000

Total	5,740,000

The underwriters have agreed that they must purchase all of the common shares sold under the purchase agreement if they purchase any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ overallotment option described below. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the common shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the common shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the common shares to the public at the public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $.63 per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share to other dealers. After the public offering, the public offering price, concession and discount may be changed.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ overallotment option to purchase up to an additional 861,000 shares.

	Per Share	Without Option	With Option

Public offering price	$15.00	$86,100,000	$99,015,000
Sales load (underwriting discount)	$1.05	$6,027,000	$6,931,050
Proceeds, before expenses, to us	$13.95	$80,073,000	$92,083,950

We estimate that the total expenses of the offering payable by us, not including sales load (underwriting discount) and commissions, will be approximately $600,000.

Overallotment Option

We have granted an option to the underwriters to purchase up to 861,000 additional common shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 30 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional common shares proportionate to that underwriter’s initial amount reflected in the above table.

Reserved Shares

At our request, the underwriters have reserved for sale, at the initial public offering price, up to two percent of the common shares offered hereby to be sold to certain directors, officers and persons having relationships with us. The number of common shares available for sale to the general public will be reduced to the extent such persons purchase such reserved shares. Any reserved common shares which are not so purchased will be offered by the underwriters to the general public on the same terms as the other common shares offered hereby.

No Sales of Similar Securities

We, our executive officers and directors, our Advisor and our Advisor’s senior investment professionals have agreed, with exceptions, not to sell or transfer any common shares for 180 days after the date of this prospectus without first obtaining the written consent of Merrill Lynch. Specifically, we and these other individuals and entities have agreed not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common shares;

•	sell any option or contract to purchase any common shares;

•	purchase any option or contract to sell any common shares;

•	grant any option, right or warrant for the sale of any common shares other than pursuant to our contractual requirements under our existing registration rights agreements;

•	lend or otherwise dispose of or transfer any common shares;

•	request or demand that we file a registration statement related to the common shares; or

•	enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common shares whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

The 180-day restricted period will be automatically extended if (1) during the last 17 days of the 180-day restricted period the Company issues an earning release to material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day restricted period, in which case the restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

This lockup provision applies to common shares and to securities convertible into or exchangeable or exercisable for or repayable with common shares. It also applies to common shares owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

New York Stock Exchange Listing

Our common shares have been approved for listing on the New York Stock Exchange under the symbol “TTO.” In order to meet the requirements for listing on that exchange, the underwriters have undertaken to sell a minimum number of shares to a minimum number of beneficial owners as required by that exchange.

Before this offering, there has been no public market for our common shares. The initial public offering price will be determined through negotiations among us and the representatives. In addition to prevailing market conditions, the factors to be considering in determining the initial public offering price are

•	the valuation multiples of publicly traded companies that the representatives believe to be comparable to us,

•	our financial information,

•	the history of, and the prospects for, our company and the industry in which we compete,

•	an assessment of our management, its past and present operations, and the prospects form and timing of, our future revenues,

•	the present state of our development, and

•	the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours.

An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

The underwriters do not expect to sell more than 5% of the common shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization and Short Positions

Until the distribution of the common shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in our common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all of part of the overallotment option described above. Purchases of the common shares to stabilize price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases.

Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the representatives makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

Merrill Lynch will be facilitating electronic distribution for this offering to certain of its Internet subscription customers. Merrill Lynch intends to allocate a limited number of shares for sale to its online brokerage customers. An electronic prospectus is available on a web site maintained by Merrill Lynch. Other than the prospectus in electronic format, the information on the Merrill Lynch website is not part of this prospectus.

Other Relationships

Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business, certain commercial banking, financial advisory, investment banking and other services to our Advisor, Tortoise Capital or our portfolio companies for which they will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with Tortoise Capital or on behalf of Tortoise Capital or any of our portfolio companies.

The underwriters or their respective affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Tortoise Capital or any of our portfolio companies.

We may purchase securities of third parties from some of the underwriters or their respective affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if — among other things — we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by these underwriters and their respective affiliates in the ordinary course of their business and not in connection with the offering of our common shares. In addition, after the offering period for the sale of our common shares, the underwriters or their affiliates may develop analyses or opinions related to Tortoise Capital or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Tortoise Capital to our stockholders.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

The principal business address of Stifel, Nicolaus & Company, Incorporated is 501 North Broadway, St. Louis, Missouri 63102.

The principal business address of Wachovia Capital Markets, LLC is 301 South College Street, Charlotte, North Carolina 28288.

The principal business address of Oppenheimer & Co. Inc., is 125 Broad Street, New York, New York 10004.

The principal business address of Ferris, Baker Watts, Incorporated is 100 Light Street, 8th Floor, Baltimore, Maryland 21202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, serves as our independent registered public accounting firm. Ernst & Young LLP will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Pursuant to an Administration Agreement between us and our Advisor, we have engaged our Advisor to perform (or oversee or arrange for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping and record keeping services. For these services we pay our Advisor a fee equal to equal to 0.07% of our aggregate average daily Managed Assets up to and including $150 million, 0.06% of our aggregate average daily Managed Assets on the next $100 million, 0.05% of our aggregate average daily Managed Assets on the next $250 million and 0.02% on the balance of our aggregate average daily Managed Assets. The address of the administrator is 10801 Mastin Boulevard, Suite 222 Overland Park, Kansas 66210. Our securities and other assets are held under a custody agreement with U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212. The transfer agent and registrar for our common shares is Computershare Trust

Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078. Computershare Trust Company, N.A. also serves as our dividend paying agent and Plan Agent for our Dividend Reinvestment Plan.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Blackwell Sanders Peper Martin LLP, Kansas City, Missouri. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York. Certain matters of Maryland law will be passed upon by Venable LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our common shares offered by this prospectus. The registration statement contains additional information about us and our common shares being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F. Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

SCHEDULE OF INVESTMENTS

	November 30, 2006
	Shares	Value

Limited Partnerships and Limited Liability Companies — 76.6%(1)
Natural Gas Gathering/Processing — 28.4%(1)
Eagle Rock Pipeline, L.P.(2)	474,071	$8,533,278
Eagle Rock Pipeline, L.P.	185,000	3,494,650

		12,027,928

Natural Gas and Oil Exploitation — 10.8%(1)
Legacy Reserves, L.P.(2)	264,705	4,566,161

Diversified and Other — 35.0%(1)
High Sierra Energy, L.P.(2)(3)	633,179	14,828,825

	Equity
	Interest

Local Distribution Company — 2.4%(1)
Mowood, LLC(2)(3)	100%	1,000,000

Total Limited Partnerships and Limited Liability Companies (Cost $32,094,056)		32,422,914

Options — 0.4%(1)
High Sierra Energy GP, LLC (Cost $171,186)(2)(4)	3%	171,186

Principal
Amount

Promissory Note — 10.8%(1)
Mowood, LLC, 12.00%, Due 7/1/2016 (Cost $4,550,000)(2)(3)	$4,550,000	4,550,000

	Shares

Short-Term Investments — 12.8%(1)
First American Prime Obligations Money Market Fund — Class Y, 5.02% (Cost $5,431,414)(5)	5,431,414	5,431,414

Total Investments — 100.6%(1) (Cost $42,246,656)		42,575,514
Other Assets and Liabilities — (0.6%)(1)		(247,112)

Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$42,328,402

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Fair valued securities have a total market value of $33,649,450, which represents 79.5% of net assets applicable to common stockholders. These securities are deemed to be restricted; see Note 6 to the financial statements for further disclosure.

(3)	Due to the Company’s ownership percentage, this investment is deemed an affiliated company. See Note 7 to the financial statements for further disclosure.

(4)	The Company has an option to purchase a 3% Membership Interest (fully diluted) in High Sierra Energy GP, LLC at an exercise price of $2,250,000. The option may be exercised any time prior to May 2, 2007.

(5)	Rate indicated is the 7-day effective yield as of November 30, 2006.

See Accompanying Notes to the Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

November 30,
2006

Assets
Investments at value, non-affiliated (cost $21,867,831)	$22,196,689
Investments at value, affiliated (cost $20,378,825)	20,378,825

Total investments (cost $42,246,656)	42,575,514
Receivable from affiliate	44,487
Interest and dividends receivable	68,245
Prepaid expenses and other assets	244,766

Total assets	42,933,012

Liabilities
Payable to Adviser	112,765
Accrued expenses and other liabilities	155,303
Current tax liability	86,386
Deferred tax liability	250,156

Total liabilities	604,610

Net assets applicable to common stockholders	$42,328,402

Net Assets Applicable to Common Stockholders Consist of
Warrants, no par value; 772,124 issued and outstanding (5,000,000 warrants authorized)	$—
Capital stock, $0.001 par value; 3,088,596 shares issued and outstanding
(100,000,000 shares authorized)	3,089
Additional paid-in capital	42,122,550
Accumulated realized loss, net of income tax benefit	(906)
Net unrealized gain on investments, net of deferred tax expense	203,669

Net assets applicable to common stockholders	$42,328,402

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$13.70

See Accompanying Notes to the Financial Statements.

STATEMENT OF OPERATIONS

Period from
December 8, 2005(1)
through
November 30, 2006

Investment Income
Distributions received from unaffiliated issuers	$4,122,244
Less return of capital on distributions	(3,808,154)

Distribution income from unaffiliated issuers	314,090
Distributions received from affiliated issuer	100,000
Fee income	225,000
Interest income from affiliated issuer	270,633
Dividends from money market mutual funds	1,210,120

Total Investment Income	2,119,843

Expenses
Advisory fees	634,989
Professional fees	205,018
Directors’ fees	69,550
Reports to stockholders	15,810
Fund accounting fees	25,536
Stock transfer agent fees	17,329
Custodian fees and expenses	6,647
Administrator fees	1,322
Other expenses	18,944

Total Expenses	995,145

Net Investment Income, before Income Taxes	1,124,698
Current tax expense	(266,455)
Deferred tax expense	(124,967)

Total tax expense	(391,422)

Net Investment Income	733,276

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before current tax benefit	(1,462)
Current tax benefit	556

Net realized loss on investments	(906)

Net unrealized appreciation of unaffiliated investments	328,858
Deferred tax expense	(125,189)

Net unrealized appreciation of unaffiliated investments	203,669

Net Realized and Unrealized Gain (Loss) on Investments	202,763

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$936,039

(1)	Commencement of Operations.

See Accompanying Notes to the Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Period from
December 8, 2005(1)
through
November 30, 2006

Operations
Net investment income	$733,276
Net realized loss on investments	(906)
Net unrealized appreciation of investments	203,669

Net increase in net assets applicable to common stockholders resulting from operations	936,039

Dividends and Distributions to Common Stockholders
Net investment income	(639,220)
Return of capital	(410,903)

Total dividends and distributions to common stockholders	(1,050,123)

Capital Share Transactions
Proceeds from initial offering of 3,066,667 common shares	46,000,005
Underwriting discounts and offering expenses associated with the issuance of common shares	(3,769,373)

Net increase in net assets, applicable to common stockholders, from capital share transactions	42,230,632

Total increase in net assets applicable to common stockholders	42,116,548
Net Assets
Beginning of period	211,854

End of period	$42,328,402

Undistributed net investment income, at end of period	$—

(1)	Commencement of Operations.

See Accompanying Notes to the Financial Statements.

STATEMENT OF CASH FLOWS

Period from
December 8, 2005(1)
through
November 30, 2006

Cash Flows From Operating Activities
Distributions received from limited partnerships	$4,222,244
Interest and dividend income received	1,412,509
Fee income received	225,000
Purchases of long-term investments	(42,065,001)
Proceeds from sales of long-term investments	1,440,143
Purchases of short-term investments, net	(5,431,414)
Current tax expense paid	(179,513)
Operating expenses paid	(1,110,387)

Net cash used in operating activities	(41,486,419)

Cash Flows from Financing Activities
Issuance of common stock	46,000,005
Common stock issuance costs	(3,769,373)
Dividends paid to common stockholders	(1,050,123)

Net cash provided by financing activities	41,180,509

Net decrease in cash	(305,910)
Cash — beginning of period	305,910

Cash — end of period	$—

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$936,039
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchases of long-term investments	(42,065,001)
Return of capital on distributions received	3,808,154
Proceeds from sales of long-term investments	1,440,143
Purchases of short-term investments, net	(5,431,414)
Deferred income tax expense	250,156
Net unrealized appreciation on investments	(328,858)
Realized loss on investments	1,462
Changes in operating assets and liabilities
Increase in interest and dividends receivable	(68,245)
Increase in prepaid expenses and other assets	(289,253)
Increase in payable to Adviser	112,765
Increase in current tax liability	86,386
Increase in accrued expenses and other liabilities	61,247

Total adjustments	(42,422,458)

Net cash used in operating activities	$(41,486,419)

(1)	Commencement of Operations.

See Accompanying Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

Period from
December 8, 2005(1)
through
November 30, 2006

Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Initial offering price	15.00
Underwriting discounts and offering costs on initial offering	(1.22)
Income from Investment Operations:
Net investment income	0.21
Net realized and unrealized gain on investments	0.05

Total increase from investment operations	0.26

Less Dividends and Distributions to Common Stockholders:
Net investment income	(0.21)
Return of capital	(0.13)

Total dividends and distributions to common stockholders	(0.34)

Net Asset Value, end of period	$13.70

Total Investment Return(3)	(6.39)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$42,328
Ratio of expenses (including current and deferred income tax expense) to average net assets:(4)(5)	3.64%
Ratio of expenses (excluding current and deferred income tax expense) to average net assets:(4)(5)	2.40%
Ratio of net investment income to average net assets before current and deferred income tax expense:(4)(5)	2.71%
Ratio of net investment income to average net assets after current and deferred income tax expense:(4)(5)	1.47%
Portfolio turnover rate(4)	9.51%

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not annualized for periods less than a year. Total investment return is calculated assuming a purchase of common stock at the initial offering price and a sale at net asset value at the end of the period. The calculation also includes dividends and distributions to stockholders.

(4)	Annualized for periods less than one full year.

(5)	For the period ended November 30, 2006, the Company accrued $265,899 in current income tax expense, and $250,156 in net deferred income tax expense.

See Accompanying Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2006

1.	Organization

Tortoise Capital Resources Corporation (the “Company”), organized as a Maryland corporation on September 8, 2005, was created to invest primarily in privately-held and micro-cap public companies in the U.S. energy infrastructure sector. The Company plans to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are an externally managed, non-diversified closed-end management investment company that intends to elect to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Company is, and intends to continue to be, taxed as a general business corporation under the Internal Revenue Code of 1986, as amended (the “Code”).

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation — The Company invests primarily in illiquid securities including debt and equity securities of privately-held companies. The investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that have been used had a ready market existed for the investments. The Company’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with U.S. generally accepted accounting principles. The Company has also engaged an independent valuation firm to assist in determining the fair value of investments.

The process for determining the fair value of a security of a private investment begins with determining the enterprise value of the company that issued the security. The fair value of the investment is based on the enterprise value at which a company could be sold in an orderly disposition over a reasonable period of time between willing parties. There is no one methodology to determine enterprise value and for any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of enterprise value will be derived.

If the portfolio company has an adequate enterprise value to support the repayment of the Company’s debt, the fair value of the Company’s loan or debt security will normally correspond to cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount. When receiving warrants or free equity securities (“nominal cost equity”), the Company allocates the cost basis in the investment between debt securities and nominal cost equity at the time of origination. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after repayment of debt and other preference capital, and other pertinent factors such as recent offers to purchase a company, recent transactions involving the purchase or sale of equity securities, or other liquidation events. The determined equity values are generally discounted when holding a minority position, when restrictions on resale are present, when there are specific concerns about the receptivity of the capital markets to a specific company at a certain time, or when other factors are present.

For equity securities that are listed on a securities exchange, the Company will value those securities at the closing price on that exchange on the valuation date.

NOTES TO FINANCIAL STATEMENTS — (Continued)

At November 30, 2006, the Company had net unrealized appreciation of investments (before deferred tax expense) of $328,858, which is related to Legacy Reserves, L.P. and Eagle Rock Pipeline, L.P. as determined by the methods described above. The fair value of the remaining equity investments is equal to the Company’s original cost of the investments. The fair value of the debt investment in Mowood, LLC was determined to be equal to the Company’s cost of the investment.

C. Interest and Fee Income — Interest income will be recorded on the accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest, the Company will accrue interest income during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued. Fee income will include fees, if any, for due diligence, structuring, commitment and facility fees, transaction services, consulting services and management services rendered to portfolio companies and other third parties. Commitment and facility fees generally will be recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service, consulting and management service fees generally will be recognized as income when services are rendered. For the fiscal year ended November 30, 2006, the Company received $225,000 in fee income from unaffiliated investments.

D. Security Transactions and Investment Income — Security transactions will be accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses will be reported on an identified cost basis. Distributions received from the Company’s investments in limited partnerships and limited liability companies generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each limited partnership and/or other industry sources. These estimates may subsequently be revised based on information received from the limited partnerships after their tax reporting periods are concluded, as the actual character of these distributions are not known until after the fiscal year-end of the Company.

E. Dividends to Stockholders — The amount of any quarterly dividends will be determined by the Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

F. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in limited partnerships (LPs), which are treated as partnerships for federal and state income tax purposes. As a limited partner, the Company reports its allocable share of the LP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

G. Organization Expenses and Offering Costs — The Company is responsible for paying all organization and offering expenses. Offering costs paid by the Company were charged as a reduction of paid-in capital at the completion of the Company’s initial offering, and amounted to $549,372 (excluding initial purchasers’ discount and placement fees). Organizational expenses in the amount of $88,906 were expensed prior to the commencement of operations.

H. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS — (Continued)

I. Recent Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before the Company’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At this time, the Company is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company in the year beginning December 1, 2007. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company has recently begun to evaluate the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.

3.	Concentration of Risk

The Company’s goal is to provide stockholders with a high level of total return with an emphasis on dividends and dividend growth. The Company invests primarily in the equity securities of companies it expects to pay it distributions on a current basis and provide it distribution growth. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy it may not achieve its investment objectives.

4.	Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Adviser is paid a fee consisting of a base management fee and an incentive fee.

The base management fee will be a quarterly fee of 0.375 percent (1.5 percent annualized) of the Company’s Managed Assets at the end of each quarter. “Managed Assets” means the total assets of the Company (including any assets purchased with or attributable to any borrowed funds). The base management fee will be calculated and paid quarterly in arrears within 15 days of the end of each calendar quarter. The Company’s Managed Assets shall be computed in accordance with any applicable policies and determinations of the Board of Directors.

The incentive fee consists of two parts. The first part, the investment income fee, is equal to 15 percent of the excess, if any, of the Company’s Net Investment Income for the quarter over a quarterly hurdle rate equal to 2 percent (8 percent annualized), and multiplied, in either case, by the Company’s Net Assets at the end of the quarter. “Net Assets” means the Managed Assets less indebtedness of the Company. “Net Investment Income” means interest income, dividend income and any other income (including any fees such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that the Company is entitled to receive from portfolio companies) accrued during the calendar quarter,

NOTES TO FINANCIAL STATEMENTS — (Continued)

minus the Company’s operating expenses accrued for such quarter (including the Base Management Fee, any interest expense, any tax expense, and dividends paid on issued and outstanding preferred stock, if any, but excluding the Incentive Fee payable hereunder). Net Investment Income also includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest, and zero coupon securities), accrued income that the Company has not yet received in cash. Net Investment Income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. The Investment Income Fee shall be calculated and payable quarterly in arrears within fifteen (15) days of the end of each calendar quarter, with the fee accruing from the first anniversary of the day the Company receives the proceeds from its initial offering of common shares (the “commencement of operations”). The Investment Income Fee calculation shall be adjusted appropriately on the basis of the number of calendar days in the first quarter the fee accrues or the calendar quarter during which the Agreement is in effect in the event of termination of the Agreement during any calendar quarter. During the period ended November 30, 2006, the Company did not accrue any investment income incentive fees.

The second part of the incentive fee, the capital gains fee, is equal to (a) 15 percent of (i) the Company’s net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the commencement of operations to the end of each calendar year, less (ii) any unrealized capital depreciation at the end of such calendar year, less (b) the aggregate amount of all capital gains fees paid to the Advisor in prior fiscal years. Except as set forth below, the capital gains fee shall be calculated and payable annually within fifteen (15) days of the end of each calendar year. For the purposes of this section, realized capital gains on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security exceeds the original cost of such security. Unrealized capital depreciation on a security will be calculated as the amount by which the Company’s original cost of such security exceeds the fair value of such security at the end of a fiscal year. Unrealized capital appreciation is not included in the capital gains fee calculation. All fiscal year-end valuations will be determined by the Company in accordance with U.S. generally accepted accounting principles, the 1940 Act (even if such valuation is made prior to the date on which the Company has elected to be regulated as a business development company), and the policies and procedures of the Company to the extent consistent therewith. During the period ended November 30, 2006, the Company did not accrue any capital gains incentive fees.

If the Company’s common stock becomes listed on any national securities exchange or automated dealer quotation system, then the Adviser will use at least 25 percent of any capital gains fee received on or prior to the second anniversary of the commencement of operations to purchase such common stock in the open market. In the event the investment advisory agreement is terminated, the capital gains fee calculation will be undertaken as of the date of termination. The Adviser may, from time to time, waive or defer all or any part of the base management fee or the incentive fee.

The Adviser has entered into a sub-advisory agreement with Kenmont Investments Management, L.P. (“Kenmont”), an investment adviser with experience investing in privately held and public companies in the U.S. energy and power sectors. Kenmont will not make any investment decisions on the Company’s behalf, but will recommend potential investments to, and assist in the investment analysis undertaken by, the Adviser. Kenmont Special Opportunities Master Fund, L.P., an affiliated entity of Kenmont, is an interested owner in the Company and owns approximately 22 percent of the Company’s outstanding shares. During the period ended November 30, 2006, the Company did not accrue or pay any fees to Kenmont.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s fund accounting services provider. The Company pays the provider a monthly fee computed at an annual rate of $24,000 on the first $50 million of the Company’s Net Assets, 0.0125 percent on the next $200 million of Net Assets and 0.0075 percent on the balance of the Company’s Net Assets.

The Adviser has been engaged as the Company’s administrator. The Company pays the administrator a fee equal to an annual rate of 0.07 percent of aggregate average daily Managed Assets up to and including

NOTES TO FINANCIAL STATEMENTS — (Continued)

$150 million, 0.06 percent of aggregate average daily Managed Assets on the next $100 million, 0.05 percent of aggregate average daily Managed Assets on the next $250 million, and 0.02 percent on the balance. This fee is calculated and accrued daily and paid quarterly in arrears.

Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and will serve as agent for the automatic dividend reinvestment plan following the initial public offering of the Company’s common shares.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $200 million of the Company’s Managed Assets and 0.01 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.

5.	Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2006, are as follows:

Deferred tax asset:
Organization costs	$31,532

Deferred tax liabilities:
Net unrealized gains on investment securities	124,967
Basis reduction of investment in MLPs	156,721

281,688

Total net deferred tax liability	$250,156

For the period from December 8, 2005 to November 30, 2006, the components of income tax expense include current federal and state taxes, including the change in deferred tax valuation allowance, (net of federal benefit) of $237,909 and $27,990, and deferred federal and state income taxes (net of federal benefit) of $220,062 and $30,094, respectively.

Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment income and unrealized gains on investments before taxes, as follows:

Application of statutory income tax rate	$493,713
State income taxes, net of federal taxes	58,084
Change in deferred tax valuation allowance	(35,742)

Total	$516,055

The valuation allowance previously recorded was reversed during the current period ended November 30, 2006 because the Company believes it is more likely that not that there is an ability to utilize its deferred tax asset.

As of November 30, 2006, the aggregate cost of securities for Federal income tax purposes was $41,834,231. At November 30, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $741,283 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $0.

NOTES TO FINANCIAL STATEMENTS — (Continued)

6.	Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the equity interest, number of units held or principal amount, the acquisition date, acquisition cost, value per unit of such securities and percent of net assets applicable to common stockholders.

		Equity Interest,
		Units or
		Principal	Acquisition	Acquisition	Value	Percent of
Investment Security		Amount	Date	Cost	Per Unit	Net Assets

Mowood, LLC	Equity Interest	100%	6/5/06	$1,000,000	N/A	2.4%
Mowood, LLC	Promissory Note	$4,550,000	6/5/06	4,550,000	N/A	10.8
Eagle Rock Pipeline, L.P.	Common Units	474,071	3/27/06	12,058,401	$18.00	20.1
Legacy Reserves, L.P.	Common Units	264,705	3/14/06	4,499,985	17.25	10.8
High Sierra Energy, L.P.	Common Units	633,179	11/2/06	14,828,825	23.42	35.0
High Sierra Energy GP, LLC	Option to Purchase Equity Interest	3%	11/2/06	171,186	N/A	0.4

				$37,108,397		79.5%

7.	Investments in Affiliates

Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliates held by the Company as of November 30, 2006 amounted to $20,378,825 representing 48.1 percent of net assets applicable to common stockholders. A summary of affiliated transactions for each company which is or was an affiliate at or during the year ended November 30, 2006 is as follows:

					November 30, 2006
					Shares/
					Equity
					Interest/
	Gross	Gross	Realized	Distribution	Principal
	Additions	Deductions	Gain (Loss)	Income	Balance	Market Value

Mowood, LLC —
Promissory Note	$5,550,000	$1,000,000	$—	$270,633	$4,550,000	$4,550,000
Mowood, LLC —
Equity Interest	1,000,000	—	—	100,000	100%	1,000,000
High Sierra Energy
Partners, L.P.	14,828,825	—	—	—	633,179	14,828,825

	$21,378,825	$1,000,000	—	$370,633		$20,378,825

8.	Investment Transactions

For the period ended November 30, 2006, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $42,065,001 and $1,440,143 (excluding short-term debt securities), respectively.

9.	Common Stock

The Company has 100,000,000 shares authorized and 3,088,596 shares outstanding at November 30, 2006. For every four common shares purchased in the initial offering, one warrant was issued.

NOTES TO FINANCIAL STATEMENTS — (Continued)

Shares at December 8, 2005	3,088,596

Shares at November 30, 2006	3,088,596

10.	Warrants

At November 30, 2006, there were 772,124 warrants issued and outstanding. Warrants will be exercisable on the earlier of the Company’s initial public offering of common shares or 18 months from the date of the initial offering, subject in each case to a lock-up period with respect to common shares. If the warrants become exercisable prior to the BDC election, the exercise price per share of each warrant will be $15.00. If the warrants become exercisable after the BDC election, each warrant will entitle the holder thereof to purchase one common share at the exercise price per common share of the greater of (i) $15.00 per common share or (ii) the net asset value of the common shares on the date of the BDC election. Warrants are issued as separate instruments from common shares and are permitted to be transferred independently from the common shares. Until the BDC election, the warrants will be subject to significant restrictions on resale and transfer in addition to those traditionally associated with securities sold pursuant to Rule 144A, Regulation D and other exemptions from registration under the Securities Act. The warrants have no voting rights and the common shares underlying the unexercised warrants will have no voting rights until such common shares are received upon exercise of the warrants. All warrants will expire on the earlier of (i) the day before the sixth anniversary of the Company’s initial public offering of common shares or (ii) ten years from the date of the Company’s initial offering.

11.	Subsequent Events

On December 13, 2006, the Company entered into a $15 million secured committed credit facility, maturing December 12, 2007, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 1.75 percent, a non-usage fee equal to an annual rate of 0.375 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day for the preceding fiscal quarter, and is secured with all assets of the Company. The non-usage fee is not applicable during a defined 120 day “resting period” following the anticipated initial public offering. Proceeds from the credit facility will be used to execute the Company’s investment objective. The Board of Directors has since authorized the Company to increase the credit facility to $20 million.

On December 21, 2006, the Company held a special meeting in which stockholders approved a new Investment Advisory Agreement between the Company and Tortoise Capital Advisors, LLC (the “Adviser”). The new agreement removes reference to any sub-advisory agreement with Fountain Capital Management, LLC, revises the definition of “managed assets” and “net assets”, and revises the timing of the base management and incentive fee payments made to the Adviser. The new agreement clarifies the definition of “net investment income” and the amount by which realized gains, realized losses, and unrealized losses are calculated.

According to the revised Investment Advisory Agreement, “Managed Assets” means the total assets of the Company (including any assets purchased with or attributable to any borrowed funds) minus accrued liabilities other than (1) deferred taxes and (2) debt entered into for the purpose of leverage. Accrued liabilities are expenses incurred in the normal course of the Company’s operations. “Net Assets” means the Managed Assets less deferred taxes, debt entered into for the purposes of leverage and the aggregate liquidation preference of outstanding preferred shares. “Net Investment Income” means interest income, dividend income, distributions, and any other income (including any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that the Company is entitled to receive from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for such quarter. Net Investment Income also includes, in the case of investments with a deferred interest or income feature (such as original issue discount, debt or equity instruments with a payment-in-kind feature, and zero coupon securities), accrued income that the Company has not yet received in cash. Net Investment Income

NOTES TO FINANCIAL STATEMENTS — (Continued)

does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. The calculation of the Capital Gains Fee will include any capital gains that result from the cash distributions that are treated as a return of capital. In that regard, any such return of capital will be treated as a decrease in the cost basis of an investment for purposes of calculating the Capital Gains Fee. Realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the adjusted cost basis for the security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the adjusted cost basis of such security. Unrealized capital depreciation on a security will be calculated as the amount by which the Company’s adjusted cost basis of such security exceeds the fair value of such security at the end of a fiscal year.

The Base Management Fee will be calculated quarterly and paid quarterly in arrears within thirty (30) days of the end of each fiscal quarter. The Investment Income Fee will be calculated and payable quarterly in arrears within thirty (30) days of the end of each fiscal quarter, with the fee first accruing from the first anniversary of the day the Company receives the proceeds from its initial offering of common shares (the “Commencement of Operations”).

The stockholders also approved a new Sub-Advisory Agreement between the Adviser and Kenmont. The new agreement revises the timing of the payments, substitutes the term “total assets” instead of “managed assets” in calculating the hurdle that must be cleared before the Adviser is required to pay a fee to Kenmont, and eliminates the right of the Adviser to terminate the Sub-Advisory Agreement when an affiliate of Kenmont ceases to own at least 51 percent of the shares of the Company’s common stock such affiliate purchased in the private placement completed in January 2006.

Furthermore, stockholders approved the issuance of common stock below Net Asset Value (NAV).

On December 22, 2006, the Company issued 466,666.46 shares of Series A Redeemable Preferred Stock at an original issue price of $15.00 per share, and 70,006 warrants to purchase common shares. On December 26, 2006, the Company issued an additional 766,666.66 shares of Series A Redeemable Preferred Stock at an original issue price of $15.00 per share and 115,000 warrants to purchase common shares. The warrants contain the same terms and conditions described in Note 10. The Company held a special meeting on January 4, 2007 in which stockholders voted to ratify the issuance of the warrants. Holders of Series A Redeemable Preferred Stock are entitled to receive cash dividends (as declared by the Board of Directors and from funds legally available for distribution) at the rate of 10% annually of the original issue price at the end of each fiscal quarter. Any dividends on the Series A Redeemable Preferred Stock, to the extent not declared and paid, shall accrue until declared and paid to the holders. At any time after the original issue date(s), the Company may redeem some or all of the outstanding Series A Redeemable Preferred shares; however, mandatory redemption by the Company is required on the earlier of (i) completion by the Company of an initial public offering of its Common Stock in an amount providing net proceeds to the Company at least equal to the amount required for the complete redemption of all then outstanding Series A Redeemable Preferred shares, or (ii) September 24, 2007. The redemption price shall be the applicable original issue price plus (i) all accrued and unpaid dividends and (ii) a redemption premium equal to 2 percent of the original issue price.

The Company filed its initial registration statement with the SEC on August 28, 2006 and intends to offer common stock through a public offering as soon as practicable after the effective date of the registration statement.

On December 22, 2006, the Company purchased 945,946 common units of Quest Midstream Partners, L.P. at a purchase price of $17,500,001. On December 28, 2006, the Company purchased 875,000 common units of Millennium Midstream Partners, L.P. at a purchase price of $17,500,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Tortoise Capital Resources Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Capital Resources Corporation (the Company), including the schedule of investments, as of November 30, 2006, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the period from December 8, 2005 (commencement of operations) through November 30, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Capital Resources Corporation at November 30, 2006, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period from December 8, 2005 (commencement of operations) through November 30, 2006, in conformity with U.S. generally accepted accounting principles.

/s/  Ernst & Young LLP

Kansas City, Missouri
January 16, 2007

     Through and including February 26, 2007 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

5,740,000 Shares

Tortoise Capital Resources Corporation

Common Stock

PROSPECTUS

Merrill Lynch & Co.

Stifel Nicolaus

Wachovia Securities

Oppenheimer & Co.

Ferris, Baker Watts
Incorporated

February 1, 2007